UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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Dice Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

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March 14, 2012

Dear Fellow Stockholder,
I am pleased to invite you to our 2012 Annual Meeting of Stockholders, which will be held on Friday, April 20, 2012, at 9:00 a.m., local time, at the Grand Hyatt New York, Park Avenue at Grand Central, New York, New York 10017.
At the meeting, we will be electing one class of directors, considering the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012, considering the approval, on an advisory basis, of the compensation of our executive officers, and considering the approval of the Dice Holdings, Inc. 2012 Omnibus Equity Award Plan, which we refer to as the “2012 Equity Plan.” The Board of Directors recommends a vote FOR (i) the election of the director nominee, (ii) the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm, (iii) the approval, on an advisory basis, of the compensation of our executive officers, and (iv) the approval of our 2012 Equity Plan.
You may vote your shares using the Internet or the telephone by following the instructions on the enclosed proxy card. Of course, you may also vote by returning the enclosed proxy card.
Only Dice Holdings, Inc. stockholders may attend the annual meeting. If you wish to attend the meeting in person, you will need to request an admission ticket in advance. You can request a ticket by following the instructions set forth in the proxy statement.
Thank you very much for your support of Dice Holdings, Inc.
Sincerely,

Scot W. Melland
Chairman, President and Chief Executive Officer

DICE HOLDINGS, INC.
1040 Avenue of the Americas, 16th Floor
New York, New York 10018
March 14, 2012
NOTICE OF ANNUAL MEETING
Dice Holdings, Inc., a Delaware corporation (the “Company”), will hold its 2012 Annual Meeting of Stockholders (the “Annual Meeting”) at the Grand Hyatt New York, Park Avenue at Grand Central, New York, New York 10017, on Friday, April 20, 2012, at 9:00 a.m., local time, to:

1.	Elect one Class II director, for a term of three years, or until his successor is duly elected and qualified;

2.	Ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012;

3.	Hold an advisory vote on executive compensation;

4.	Vote on the approval of the Dice Holdings, Inc. 2012 Omnibus Equity Award Plan; and

5.	Transact any other business that may properly come before the Annual Meeting and any adjournments or postponements thereof.

Stockholders of record of Dice Holdings, Inc. common stock (NYSE: DHX) as of the close of business on March 13, 2012, are entitled to vote at the Annual Meeting and any adjournments or postponements thereof. A list of these stockholders will be available at the offices of the Company in New York, New York.
Whether or not you plan to attend the Annual Meeting in person, please sign and date the enclosed proxy card and return it promptly, or submit your proxy by telephone or the Internet. Any stockholder of record who is present at the Annual Meeting may vote in person instead of by proxy, thereby revoking any previous proxy.

Brian P. Campbell
Vice President, General Counsel and Corporate Secretary

Important Notice Regarding the Availability of
Proxy Materials for the Annual Meeting of Stockholders
to be Held on April 20, 2012
The proxy statement and Annual Report on Form 10-K are available at www.investor.diceholdingsinc.com. The means to vote is available by Internet at www.investorvote.com/dhx or by calling 1-800-652-VOTE (8683).
Your Vote is Important
Please vote as promptly as possible
by using the Internet or telephone or
by signing, dating and returning the enclosed proxy card.
If you plan to attend the meeting, you must request an admission ticket in advance of the meeting. Tickets will be issued to registered and beneficial owners and to one guest accompanying each registered or beneficial owner.
Please note that if you hold your shares in “street name” (through a broker or other nominee), you will need to send a written request for a ticket, along with proof of share ownership, such as a copy of the portion of your voting instruction form showing your name and address, a bank or brokerage firm account statement or a letter from the broker, trustee, bank or nominee holding your shares, confirming ownership.
Requests for admission should be addressed to the Corporate Secretary, Dice Holdings, Inc., 1040 Avenue of the Americas, 16th Floor, New York, New York 10018 or by calling (212) 448-4181, and will be processed in the order in which they are received and must be requested no later than April 17, 2012. Please note that seating is limited and requests for tickets will be accepted on a first-come, first-served basis. On the day of the Annual Meeting, each stockholder will be required to present a valid picture identification such as a driver’s license or passport with their admission ticket. Seating will begin at 8:30 a.m. and the meeting will begin promptly at 9:00 a.m., local time. Cameras (including cell phones with photographic capabilities), recording devices and other electronic devices will not be permitted at the Annual Meeting.

Page
Directors and Corporate Governance	3

Certain Relationships and Related Person Transactions	10

Executive Compensation	12
Compensation Committee Report
Compensation Discussion and Analysis

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters	30

Items To Be Voted On	34
Proposal 1: Election of Directors
Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm
Proposal 3: Advisory Approval of the Company's Executive Compensation
Proposal 4: Approval of the Dice Holdings, Inc. 2012 Omnibus Equity Award Plan
Other Matters

Other Procedural Matters	43
Annex I: Dice Holdings, Inc. 2012 Omnibus Equity Award Plan	45

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
To be Held on April 20, 2012
This proxy statement is furnished to the stockholders of record of Dice Holdings, Inc., a Delaware corporation, in connection with the solicitation by the Company’s Board of Directors of proxies for the 2012 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held at the Grand Hyatt New York, Park Avenue at Grand Central, New York, New York 10017 on Friday, April 20, 2012, at 9:00 a.m., local time, and at any adjournments or postponements thereof, for the purpose of considering and acting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders. In this proxy statement, we refer to Dice Holdings, Inc. as the “Company,” “we” or “us.”
This proxy statement and accompanying proxy and voting instructions are first being mailed on or about March 19, 2012 to holders of the Company’s common stock, par value $0.01 (the “Common Stock”), entitled to vote at the Annual Meeting. The presence in person or by proxy of the holders of a majority of the total number of shares of Common Stock entitled to vote at the Annual Meeting shall constitute a quorum for the transaction of any business at the Annual Meeting. Each owner of record of the Common Stock on the record date is entitled to one vote for each share. At the close of business on March 13, 2012, the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting, there were outstanding and entitled to vote 64,109,035 shares of the Common Stock. The shares of Common Stock are publicly traded on the New York Stock Exchange (the “NYSE”) under the symbol “DHX.”
At the Annual Meeting, one director (the “Class II Director”) will be elected by a plurality of the votes cast in person or by proxy and eligible to vote at the Annual Meeting. The ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm will require the affirmative vote of a majority in voting power of shares of Common Stock present in person or by proxy and entitled to vote at the Annual Meeting. The advisory approval of executive compensation requires the affirmative vote of a majority of the votes cast on this Proposal. The approval of the 2012 Equity Plan requires the affirmative vote of a majority of the votes cast on this Proposal under relevant New York Stock Exchange rules, provided that the total votes cast on the Proposal represent over 50% in interest of all securities entitled to vote on the Proposal. Applicable Treasury Regulations also require the affirmative vote of a majority of the votes cast on the issue at the Annual Meeting to approve the performance based provisions of the 2012 Equity Plan. Our principal stockholders, which consist of certain affiliates of General Atlantic LLC (the “General Atlantic Stockholders”) and certain affiliates of Quadrangle Group LLC (the “Quadrangle Stockholders,” and together with the General Atlantic Stockholders, the “Principal Stockholders”), control approximately 26.6% of the Common Stock outstanding, and as a result, the Principal Stockholders may have a substantial impact on the outcome of the items up for vote. The Company expects the Principal Stockholders will vote (i) FOR the election of the Class II Director, (ii) FOR the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm, (iii) FOR the advisory approval of executive compensation, and (iv) FOR the approval of the 2012 Equity Plan.
Broker non-votes and shares with respect to which a stockholder abstains are included in determining whether a quorum is present. An abstention is not deemed to be a vote cast with respect to the election of directors, but will be considered a vote cast with respect to any proposal requiring the approval of the affirmative vote of a majority in voting power. Broker non-votes will not be considered votes cast. Only “FOR” and “AGAINST” votes are counted for purposes of determining the votes cast in connection with each proposal. Therefore, broker non-votes and abstentions will not be counted as a vote “FOR” the election of the director in Proposal 1 and will have no effect on determining whether the affirmative vote constitutes a majority of the votes cast with respect to Proposals 2, 3 and 4.
A broker non-vote occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power on that item and has not received instructions from the beneficial owner. Under NYSE rules, proposals to elect directors and approve the appointment of the independent registered public accounting firm are considered discretionary items, which means that brokerage firms may vote in their discretion on these matters on behalf of clients who have not furnished voting instructions. Under Delaware law, an abstention or a broker non-vote will have no legal effect on the election of directors, and an abstention, but not a broker non-vote, will have the same legal effect as a vote “against” the proposal to ratify the appointment of the independent registered public accounting firm.
All shares entitled to vote and represented by properly executed proxies received prior to the Annual Meeting, and not revoked, will be voted as instructed on those proxies. If no instructions are indicated, the shares will be voted as recommended by the Board of Directors. If any other matters are properly presented at the Annual Meeting for consideration, the persons named in the enclosed form of proxy will have discretion to vote on those matters in accordance with their own judgment to the same extent as the person signing the proxy would be entitled to vote.
Stockholders will have the option to submit their proxies or voting instructions electronically through the Internet, by telephone or by using a traditional proxy card. Stockholders should check their proxy card or voting instructions forwarded by their broker, bank or other holder of record to see which options are available. The deadline for voting via the Internet or by telephone is 11:59 P.M., Eastern Daylight Time, on April 19, 2012. Stockholders submitting proxies or voting instructions via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies that would be borne by the stockholder.
Any stockholder of record may revoke a proxy at any time before it is voted by filing with the Corporate Secretary, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or duly executed proxy, in either case dated later than the prior proxy relating to the same shares, or by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not by itself revoke a proxy).
Any written notice of revocation or subsequent proxy should be delivered to Dice Holdings, Inc., 1040 Avenue of the Americas, 16th Floor, New York, NY 10018 Attention: Corporate Secretary, or hand delivered to the Corporate Secretary, before the taking of the vote at the Annual Meeting. To revoke a proxy previously submitted via the Internet or by telephone, a stockholder may simply submit a new proxy (including by means of the Internet or by telephone) at a later date before the taking of the vote at the Annual Meeting, in which case, the later submitted proxy will be recorded and the earlier proxy will be revoked.

DIRECTORS AND CORPORATE GOVERNANCE
Board Structure
Composition of our Board of Directors
During 2011, our board of directors consisted of seven directors. The board met seven times during fiscal 2011. Each director attended at least 75% of all of the meetings of the board and committees on which he or she served. Under the Company’s Corporate Governance Guidelines, each director is expected to dedicate sufficient time, energy and attention to ensure the diligent performance of his or her duties, including by attending annual and special meetings of the stockholders of the Company and meetings of the board and committees of which he or she is a member.
Our amended and restated by-laws provide that our board of directors will consist of no less than five and no more than 20 persons. The exact number of members on our board of directors will be determined from time to time by resolution of a majority of our full board of directors. While our shareholders agreement among us, our Principal Stockholders and certain management stockholders (the “Management Stockholders”), dated July 23, 2007 (the “Institutional Shareholder Agreement”), requires that the board consist of at least eight directors, one of whom must be our Chief Executive Officer, our Principal Stockholders have duly waived this requirement. Our board is divided into three classes, with each director serving a three-year term and one class being elected at each year’s annual meeting of stockholders. Mr. Bingham is currently serving as a Class II director (with a term expiring at the 2012 Annual Meeting) and has been nominated for reelection. Messrs. Barter, Melland and Wyman are currently serving as Class III directors (with a term expiring at the 2013 Annual Meeting). Messrs. Ezersky, Gordon and Hodgson are currently serving as Class I directors (with a term expiring at the 2014 Annual Meeting).
Under the Institutional Shareholder Agreement, each of the Principal Stockholders has the right to designate up to (1) three members of our board of directors if such Principal Stockholder owns 17.5% or more of our Common Stock, (2) two members of our board of directors if it owns less than 17.5% but at least 10% of our Common Stock and (3) one member of our board of directors if it owns less than 10% but at least 5% of our Common Stock. Each Principal Stockholder has agreed to vote its shares in favor of the directors designated by the other Principal Stockholder in accordance with the terms of the Institutional Shareholder Agreement. Initially, the Principal Stockholders each only designated two members to our board of directors. Currently, Mr. Ezersky has been designated as a member of our board of directors by the Quadrangle Stockholders and Messrs. Bingham and Hodgson have been designated as members of our board of directors by the General Atlantic Stockholders.
Set forth below is information relating to the Company’s directors, including the Class II Director who is nominated for re-election at the Annual Meeting, as of March 14, 2012.

Name	Age	Position
Scot W. Melland(1)	49	Chairman, President and Chief Executive Officer
John W. Barter(2)	65	Director
H. Raymond Bingham(3)(4)	66	Director
Peter R. Ezersky(4)(5)(8)	51	Director
David S. Gordon(5)(6)	70	Director
David C. Hodgson(5)	55	Director
William W. Wyman(6)(7)	74	Director

(1)	Chairman of the Nominating and Corporate Governance Committee through February 21, 2012, when he resigned from the Committee.

(2)	Chairman of the Audit Committee.

(3)	Class II Director nominated for re-election at the 2012 Annual Meeting.

(4)	Member of the Compensation Committee.

(5)	Member of the Nominating and Corporate Governance Committee. Mr. Gordon joined the Committee effective February 21, 2012.

(6)	Member of the Audit Committee.

(7)	Chairman of the Compensation Committee.

(8)	Chairman of the Nominating & Corporate Governance Committee effective February 21, 2012.

Scot W. Melland has been our President and Chief Executive Officer and a Director since joining our predecessor, Dice Inc., in April 2001. Prior to joining the Company, he served as President and Chief Executive Officer of Vcommerce Corporation since 1999. From 1996 to 1999, he served as Vice President and later Senior Vice President-Interactive Services for Cendant Corporation. Previously, Mr. Melland served as Vice President, Investments and Alliances for Ameritech (now AT&T). Mr. Melland began his career as a consultant, joining McKinsey & Company in 1985. He is a member of the boards of directors of Globalspec, Inc. and Career Resources Inc., a nonprofit workforce development agency in Connecticut. He holds a B.S. in economics from the University of Pennsylvania and a M.B.A. from Harvard University’s Graduate School of Business Administration. Mr. Melland was appointed to serve as the Chairman of our board because his day to day leadership as our President and Chief Executive Officer provides him with intimate knowledge of our business, our business strategy and our industry.
John W. Barter has been a director since April 2007. From 1988 to 1994, he was Senior Vice President and Chief Financial Officer of AlliedSignal, Inc., now known as Honeywell International, Inc., an advanced technology and manufacturing company. From October 1994 until his retirement in December 1997, Mr. Barter was Executive Vice President of AlliedSignal, Inc. and President of AlliedSignal Automotive. After retiring from AlliedSignal, Inc., Mr. Barter served briefly as Chief Financial Officer of Kestrel Solutions, Inc., a privately-owned early stage company established to develop and bring to market a new product in the telecommunications industry, from January 2000 to May 2001. Kestrel filed a voluntary petition for bankruptcy protection in October 2002. Mr. Barter also serves on the board of directors of Genpact Limited. Mr. Barter was appointed to serve on our board based on his broad and extensive experience serving in management roles at other companies and his service on the board of directors of other public companies, both of which we believe enable him to provide effective oversight to our board. The board also considered Mr. Barter’s prior experience as a chief financial officer, which was instrumental in his being selected to serve as Chairman of the Audit Committee.
H. Raymond Bingham has been a Director since July 2009. He is an Advisory Director of General Atlantic and served as a Managing Director from September 2006 to December 2009. He was Executive Chairman of the Board of Directors of Cadence Design Systems, Inc., a supplier of electronic design automation software and services, from May 2004 to July 2005, and served as a director of Cadence from November 1997 to July 2005. Prior to being Executive Chairman, he served as President and Chief Executive Officer of Cadence from April 1999 to May 2004 and as Executive Vice President and Chief Financial Officer from April 1993 to April 1999. Mr. Bingham also serves as a director of Spansion, Inc., Flextronics International Ltd., Oracle Corporation, Fusion-io, and STMicroelectronics N.V. Mr. Bingham was appointed to serve on our board pursuant to the Institutional Shareholder Agreement based on his broad and extensive experience serving in management roles at technology companies, including as chief financial officer, as well as his experience as an Advisory Director of General Atlantic. Mr. Bingham’s significant service on the board of directors of other publicly-traded technology companies and his extensive knowledge and experience managing portfolio companies both within and outside our industry brings unique insight to our board.
Peter R. Ezersky has been a director since August 2005 and is a Managing Principal of Quadrangle. Prior to the formation of Quadrangle in March 2000, Mr. Ezersky was a Managing Director of Lazard Frères & Co. LLC and headed the firm’s worldwide Media and Communications group. Prior to joining Lazard, Mr. Ezersky was a Vice President in the Mergers and Acquisitions group of The First Boston Corporation. Mr. Ezersky serves on the boards of directors of Cinemark, Get AS, Hargray Holdings, MGM and Protection One and on the Advisory Board of Bresnan Broadband. Mr. Ezersky received a J.D. from Yale Law School, where he was an editor of The Yale Law Journal and received a B.A., summa cum laude, in political science from Amherst College, where he was a member of Phi Beta Kappa. Mr. Ezersky was appointed to serve on our board pursuant to the Institutional Shareholder Agreement based on his extensive experience in investment banking, including as the head of the Media and Communications group at Lazard, as well as his experience as a Managing Principal of Quadrangle. Mr. Ezersky’s significant service on the board of directors of other publicly-traded companies and his extensive knowledge and experience managing portfolio companies both within and outside our industry brings unique insight to our board.
David S. Gordon has been a director since December 2006 and is Principal of Gordon Advisory, LLC. He was the Chief Executive Officer and a director of the Milwaukee Art Museum from October 2002 until February 2008. Before that, he was the Secretary (Director) of the Royal Academy of Arts in London for six years. He also spent 12 years as the Chief Executive Officer of The Economist Newspaper Ltd. He was associated with eFinancialNews for 10 years, first as a consultant and then as non-executive chairman and oversaw the sale of eFinancialCareers to us in 2006. Mr. Gordon also serves on the board of directors of Profile Books Ltd. Mr. Gordon was appointed to serve on our board based on his prior association with and intimate knowledge of eFinancialCareers and his experience as a chief executive officer. Mr. Gordon brings to the board expertise in business strategy and development as well as insight on doing business outside the United States.
David C. Hodgson has been a director since August 2005 and is a Managing Director of General Atlantic. He joined General Atlantic in 1982, helped found their partnership, and has over 25 years of experience identifying and assisting portfolio companies worldwide in all areas of their development. Mr. Hodgson serves on the boards of directors of a number of public and private companies including Pierpont Securities, InsightExpress, Inc., ipValue Management, Inc., Torex and TriNet Group, Inc. Mr. Hodgson graduated summa cum laude from Dartmouth College in 1978 with a degree in Mathematics and Social Sciences. He is a member of Phi Beta Kappa and received the Kemeny Prize in computing at his alma mater. In 1982, Mr. Hodgson received a M.B.A. from the Stanford University Graduate School of Business. Mr. Hodgson is chair of the board of the Echoing Green Foundation, a provider of fellowship support for not-for-profit entrepreneurs. He also serves as chair of the executive committee of the Manhattan Theatre Club and as a trustee of John Hopkins University and the Spence School in New York. Mr. Hodgson was appointed to serve on our board pursuant to the Institutional Shareholder Agreement based on his experience as a Managing Director of General Atlantic. Mr. Hodgson’s significant experience creating value for portfolio companies and managing the challenges that they face provides important guidance to our company.
William W. Wyman has been a director since December 2006 and is currently an international management consultant, assisting corporate chief executives as an individual business advisor and counselor on a broad range of issues. During 2001, Mr. Wyman was Chief Executive Officer of Predictive Systems, Inc. From 1984 to 1995, Mr. Wyman was founder and managing partner of Oliver, Wyman & Company, management consultants to large financial institutions. From 1965 to 1984, Mr. Wyman held several positions at the international management consulting firm of Booz, Allen & Hamilton including President of the Management Consulting Group, member of the executive committee and member of the board of directors. He currently serves on the board of directors of Pegasystems and Allston Holdings LLC. He is a member of the Board of Advisors of The Sprout Group and Castle Harlan Partners. He is the co-founder of Wyman Worldwide Health Partners, serves as a trustee of the Dartmouth–Hitchcock Medical Center, and served as a trustee of the Hitchcock Clinic and the Mary Hitchcock Memorial Hospital from 1996 to 2008. He graduated from Colgate University in 1959, served in the United States Navy from 1959 to 1963, and graduated from the Harvard Business School in 1965. Mr. Wyman was appointed to serve on our board based on his significant experience serving in management roles at other operating companies and his service on the board of other publicly-traded companies. Mr. Wyman’s management consulting expertise plays a key role in board discussions of our business strategy and was a key factor in his being selected to serve as Chairman of the Compensation Committee.
Director Independence
We have determined that Messrs. Barter, Bingham, Ezersky, Gordon, Hodgson, and Wyman are independent as such term is defined by the applicable rules and regulations of the NYSE for purposes of serving on our board of directors. Additionally, each of these directors meets the categorical standards for independence established by our board, as set forth in our Corporate Governance Guidelines, which is posted on our website.
Board Leadership Structure
Mr. Melland serves as both our Chief Executive Officer and the Chairman of our board of directors. We believe that combining the role of Chairman and CEO is appropriate for our Company because Mr. Melland is most familiar with our business strategy and our industry. We also believe that the combined role of Chairman and CEO facilitates the flow of information between the board and management and helps promote effective corporate governance. We also have independent board members that bring experience, oversight and expertise from outside the Company and our industry, as well as board members affiliated with our Principal Stockholders who bring extensive knowledge and experience from managing portfolio companies both within and outside our industry. The board meets as necessary in executive sessions of the non-management directors. At any such executive session, the non-management directors take turns serving as the presiding director as provided in the Company’s Corporate Governance Guidelines.
Corporate Governance
Controlled Company Status
The Common Stock is listed on the NYSE. As of February 22, 2011, we no longer qualified as a “controlled company” for purposes of NYSE rules. “Controlled companies” under those rules are companies of which more than 50% of the voting power is held by an individual, a group or another company. Previously, the General Atlantic Stockholders and Quadrangle Stockholders held more than 50% of the voting power, but as a result of two public offerings, this is no longer the case. As a “controlled company,” we were eligible to take advantage of certain exemptions from NYSE governance requirements provided in the NYSE rules. Specifically, we were not required to have (1) a majority of independent directors, (2) a Nominating and Corporate Governance Committee composed entirely of independent directors or (3) a Compensation Committee composed entirely of independent directors. Our Chief Executive Officer served as a member of our Nominating and Corporate Governance Committee through February 21, 2012 in accordance with the NYSE rules governing the transition period for formerly controlled companies.

Required Certifications
The Company has filed with the Securities and Exchange Commission (the “Commission”), as an exhibit to its Annual Report on Form 10-K, the certifications required by its Chief Executive Officer and Chief Financial Officer under Section 302 of the Sarbanes-Oxley Act of 2002. The Company has also timely submitted to the NYSE the Section 303A Annual CEO Certification for 2011, and such certification was submitted without any qualifications.
Committees of the Board
Our board of directors has a standing Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee. The following is a brief description of these committees.
Audit Committee
The members of the Audit Committee are:
John W. Barter (Chair)
David S. Gordon
William W. Wyman
The Audit Committee met seven times during fiscal 2011. Our Audit Committee assists the board in monitoring the audit of our financial statements, our independent registered public accounting firm’s qualifications and independence, the performance of our audit function and independent registered public accounting firm, and our compliance with legal and regulatory requirements. The Audit Committee has direct responsibility for the appointment, compensation, retention (including termination) and oversight of our independent registered public accounting firm, and our independent registered public accounting firm reports directly to the Audit Committee. The Audit Committee also reviews and approves related-party transactions as required by the rules of the NYSE. The authority and responsibility of the Audit Committee is further set forth in its charter, which is available under the Investor Relations section of our website and in print to any stockholder who requests a copy from the Corporate Secretary.
Messrs. Barter, Gordon and Wyman qualify as “audit committee financial experts” under the rules of the Commission implementing Section 407 of the Sarbanes-Oxley Act of 2002. Messrs. Barter, Gordon and Wyman meet the independence and the experience requirements of the NYSE and the federal securities laws.
Audit Committee Report
The charter of the Audit Committee, which is available under the Investor Relations section of our website, specifies that the purpose of the Audit Committee is to assist the board in its oversight of:

•
the accounting and financial reporting processes of the Company, including the integrity of the financial statements and other financial information provided by the Company to its stockholders, the public, any stock exchange and others;

•	the Company’s compliance with legal and regulatory requirements;

•	the Company’s independent registered public accounting firm’s qualifications and independence;

•	the audit of the Company’s financial statements; and

•
the performance of the Company’s internal audit function and independent registered public accounting firm, and such other matters as shall be mandated under applicable laws, rules and regulations as well as listing standards of the NYSE.

In carrying out these responsibilities, the Audit Committee, among other things:

•	monitors preparation of quarterly and annual financial reports by the Company’s management;

•
supervises the relationship between the Company and its independent registered public accounting firm, including having direct responsibility for their appointment, compensation and retention; reviewing the scope of their audit services; approving audit and non-audit services; and confirming the independence of the independent registered public accounting firm; and

•
oversees management’s implementation and maintenance of effective systems of internal and disclosure controls, including review of the Company’s policies relating to legal and regulatory compliance, ethics and conflicts of interests and review of the Company’s internal auditing program.

The Audit Committee schedules its meetings with a view to ensuring that it devotes appropriate attention to all of its tasks. The Audit Committee’s meetings include, whenever appropriate, executive sessions in which the Audit Committee meets separately with the Company’s independent registered public accounting firm, the Company’s internal auditors, the Company’s Chief Financial Officer and the Company’s General Counsel.
Management is responsible for the Company’s financial reporting process, including the Company’s internal control over financial reporting, and for the preparation of the Company’s consolidated financial statements in accordance with generally accepted accounting principles. Deloitte & Touche LLP, as the Company’s independent registered public accounting firm, is responsible for auditing those financial statements and expressing its opinion as to the fairness of the financial statement presentation in accordance with generally accepted accounting principles. Our responsibility is to oversee and review this process. We are not, however, professionally engaged in the practice of accounting or auditing and do not provide any expert or other special assurance as to such financial statements concerning compliance with laws, regulations or generally accepted accounting principles or as to auditor independence. We rely, without independent verification, on the information provided to us and on the representations made by management and the independent registered public accounting firm.
As part of its oversight of the preparation of the Company’s financial statements, the Audit Committee reviews and discusses with both management and the Company’s independent registered public accounting firm all annual and quarterly financial statements prior to their issuance. During fiscal 2011, management advised the Audit Committee that each set of financial statements reviewed had been prepared in accordance with generally accepted accounting principles, and reviewed significant accounting and disclosure issues with the Audit Committee. These reviews included discussion with the independent registered public accounting firm of matters required to be discussed pursuant to Statement on Auditing Standards No. 114 (Communication with Audit Committees), including the quality of the Company’s accounting principles, the reasonableness of significant judgments and the clarity of disclosures in the financial statements. The Committee also discussed with Deloitte & Touche LLP matters relating to its independence, including a review of audit and non-audit fees and the written disclosures and letter from Deloitte & Touche LLP to the Audit Committee required by applicable requirements of the Public Company Accounting Oversight Board.
In addition, the Audit Committee reviewed key initiatives and programs aimed at maintaining the effectiveness of the Company’s internal and disclosure control structure. As part of this process, the Audit Committee continued to monitor the scope and adequacy of the Company’s internal auditing program, reviewing internal audit department staffing levels and steps taken to maintain the effectiveness of internal procedures and controls.
Taking all of these reviews and discussions into account, the undersigned Audit Committee members recommended to the board that the board approve the inclusion of the Company’s audited financial statements in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011, for filing with the Commission.
Members of the Audit Committee:
John W. Barter (Chair)
David S. Gordon
William W. Wyman
Nominating and Corporate Governance Committee
The members of the Nominating and Corporate Governance Committee are:
Peter R. Ezersky (Chair)
David C. Hodgson
David S. Gordon
The Nominating and Corporate Governance Committee met six times in 2011. The Nominating and Corporate Governance Committee selects, or recommends that the board select, candidates for election to our board of directors, develops and recommends to the board of directors corporate governance guidelines that are applicable to us and oversees board of directors and management evaluations. The authority and responsibility of the Nominating and Corporate Governance Committee is further set forth in its charter, which is available under the Investor Relations section of our website and in print to any stockholder who requests a copy from the Corporate Secretary.
With respect to director nominees, the Nominating and Corporate Governance Committee, which the Chief Executive chaired through February 21, 2012 and which is currently chaired by Mr. Ezersky, (i) identifies individuals qualified to become members of the board (consistent with criteria approved by the board), (ii) reviews the qualifications of any such person submitted to be considered as a member of the board by any stockholder or otherwise, (iii) conducts background checks of individuals the Nominating and Corporate Governance Committee intends to recommend to the board as director nominees and (iv) selects, or recommends that the board select, the director nominees for the next annual meeting of stockholders or to fill in vacancies on the board. In identifying and reviewing qualifications of candidates for membership on the board, the Nominating and Corporate Governance Committee evaluates all factors which it deems appropriate, including the requirements of the Company’s Corporate Governance Guidelines and the other criteria approved by the board.
Pursuant to the Company’s Corporate Governance Guidelines, the Nominating and Corporate Governance Committee will seek members from diverse professional and personal backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. The assessment of candidates for the board includes an individual’s independence, as well as consideration of diversity, age, skills and experience in the context of the needs of the board. The Nominating and Corporate Governance Committee also takes into account the Company’s obligations with respect to board composition set forth in the Institutional Shareholder Agreement. The Nominating and Corporate Governance Committee assesses the effectiveness of its diversity policy set forth in the Corporate Governance Guidelines annually in connection with the nomination of directors for election at the annual meeting of stockholders. The composition of the current board reflects diversity in business and professional experience, skills, and age.
The Institutional Shareholder Agreement requires that our Nominating and Corporate Governance Committee consist of three members, including one director designated by the Quadrangle Stockholders, one director designated by the General Atlantic Stockholders and one director designated by the board (upon the recommendation of the Nominating and Corporate Governance Committee). Messrs. Ezersky and Hodgson were appointed to the Nominating and Corporate Governance Committee as the Quadrangle Stockholders’ designee and the General Atlantic Stockholders’ designee, respectively, under the Institutional Shareholder Agreement.
Compensation Committee
The members of the Compensation Committee are:
William W. Wyman (Chair)
H. Raymond Bingham
Peter R. Ezersky

The Compensation Committee met six times in 2011. The Compensation Committee reviews and recommends policies relating to compensation and benefits of our directors and employees and is responsible for approving the compensation of our Chief Executive Officer and other executive officers. Our Compensation Committee also administers the issuance of awards under our equity incentive plans. The authority and responsibility of the Compensation Committee is further set forth in its charter, which is available under the Investor Relations section of our website and in print to any stockholder who requests a copy from the Corporate Secretary. For further information on the Compensation Committee's engagement of a compensation consultant and the role of our executive officers in determining or recommending the amount or form of executive and director compensation, please see the “Compensation Discussion & Analysis—benchmarking” and “—Management's Role in the Compensation-Setting Process” sections, below.
The Institutional Shareholder Agreement requires that our Compensation Committee consist of three members, including one director designated by the Quadrangle Stockholders, one director designated by the General Atlantic Stockholders and one independent director designated by the board (upon the recommendation of the Nominating and Corporate Governance Committee). Messrs. Bingham and Ezersky were elected to the Compensation Committee as the General Atlantic Stockholders' and the Quadrangle Stockholders' designee, respectively, under the Institutional Shareholder Agreement.
Compensation Risks
The Compensation Committee has reviewed the Company's compensation policies and practices for all employees, including our executive officers, as they relate to risk management practices and risk-taking incentives and has determined that there are no risks arising from these policies and practices that are reasonably likely to have a material adverse effect on the Company. Frederick W. Cook & Company assisted in the Company's risk assessment. The Compensation Committee considers that our compensation programs incorporate several features which promote the creation of long-term value and reduce the likelihood of excessive risk-taking by our employees. These features include: (i) a balanced mix of cash and equity, annual and longer-term incentives, and types of performance metrics, (ii) the ability of the Compensation Committee to exercise negative discretion over all incentive program payouts, (iii) performance targets for incentive compensation that include both objective Company performance targets (such as revenue and Adjusted EBITDA targets) and individual performance goals, (iv) time-based vesting of equity awards that encourages long-term retention, (v) a bonus pool for the majority of non-executive employees that is capped at an amount equal to a small percentage of each employee's annual base salary, and (vi) internal controls on commissions paid to employees in the sales division.
It is also our policy that the Compensation Committee will, to the extent permitted by governing law, have the sole and absolute authority to make retroactive adjustments to any cash or equity based incentive compensation paid to executive officers and certain other officers where the payment was predicated upon the achievement of certain financial results that were subsequently the subject of a restatement. Where applicable, we will seek to recover any amount determined to have been inappropriately received by the individual executive.
Compensation Committee lnterlocks and Insider Participation
None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers who serve on our board of directors or Compensation Committee.
Corporate Governance Guidelines and Code of Conduct and Ethics
The board of directors has adopted Corporate Governance Guidelines, which set forth a flexible framework within which the board, assisted by its committees, directs the affairs of the Company. The Corporate Governance Guidelines address, among other things, the composition and functions of the board of directors, director independence, stock ownership by directors and compensation of directors, management succession and review, board committees and selection of new directors. A copy of the Company’s Corporate Governance Guidelines is available under the Investor Relations section of our website and in print to any stockholder who requests a copy from the Corporate Secretary.
The Company has also adopted a Code of Conduct and Ethics, which is applicable to all directors, officers and employees of the Company, including the principal executive officer, the principal financial officer and the principal accounting officer. A copy of the Company’s Code of Conduct and Ethics is available under the Investor Relations section of our website and in print to any stockholder who requests a copy from the Corporate Secretary. If the Company amends or waives the Code of Conduct and Ethics with respect to the directors, Chief Executive Officer, Chief Financial Officer or principal accounting officer, it will post the amendment or waiver at the same location on its website.
Risk Management
The board has an active role in overseeing the Company’s risk management. The board regularly reviews information presented by management regarding the Company’s business and operational risks, including relating to security, privacy, credit and liquidity. The board committees also play an active role in managing the Company’s risk. The Audit Committee reviews and discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor, control and manage such exposures. The Audit Committee reviews and discusses at least annually the Company’s code of ethics and procedures in place to enforce the code of ethics and, if there are any amendment or waiver requests relating to the Company’s code of ethics for the chief executive officer or senior financial officers, would review and make a determination on such requests. In addition, the Audit Committee reviews related party transactions and potential conflicts of interest related thereto. The Compensation Committee reviews the Company’s overall compensation program and its effectiveness at linking both executive pay to performance and aligning the interests of our executives and our stockholders. The Nominating and Corporate Governance Committee manages risks associated with director independence. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire board of directors is regularly informed through committee reports about such risks.

CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS
The Company has adopted a written Related Person Transaction Policy (the “policy”), which sets forth our policy with respect to the review, approval, ratification and disclosure of all related person transactions by our Audit Committee. In accordance with the policy, our Audit Committee has overall responsibility for the implementation and compliance with this policy.
For the purposes of the policy, a “related person transaction” is a transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) in which we were, are or will be a participant and in which any related person (as defined in the policy) had, has or will have a direct or indirect material interest. A “related person transaction” does not include any employment relationship or transaction involving an executive officer and any related compensation resulting solely from that employment relationship which has been reviewed and approved by our board of directors or Compensation Committee.
Our policy requires that notice of a proposed related person transaction be provided to our legal department prior to entering into such transaction. If our legal department determines that such transaction is a related person transaction, the proposed transaction will be submitted to our Audit Committee for consideration at its next meeting. Under the policy, our Audit Committee may only approve those related person transactions that are in, or not inconsistent with, our best interests. In the event we become aware of a related person transaction that has not been previously reviewed, approved or ratified under our policy and that is ongoing or is completed, the transaction will be submitted to the Audit Committee so that it may determine whether to ratify, rescind or terminate the related person transaction.
Our policy also provides that the Audit Committee review certain previously approved or ratified related person transactions that are ongoing to determine whether the related person transaction remains in our best interests and the best interests of our stockholders. Additionally, we will also make periodic inquiries of directors and executive officers with respect to any potential related person transaction of which they may be a party or of which they may be aware.
Stockholder Agreement
The Institutional Shareholder Agreement contains restrictions on the ability of the Principal Stockholders and certain of our executive officers and managing directors, including Messrs. Melland, Durney, Silver, Campbell and Melde, who are “Management Stockholders” under the Institutional Shareholder Agreement, to transfer shares of our Common Stock and provisions related to registration rights granted to such stockholders.
In addition, the Institutional Shareholder Agreement contains provisions related to the composition of our board of directors and the committees of our board of directors and our corporate governance, which are more fully discussed under “Directors and Corporate Governance—Board Structure ” and “Directors and Corporate Governance—Corporate Governance.” If both Principal Stockholders hold less than 5% of our Common Stock, these provisions terminate.
Restrictions on Transfer
Under the Institutional Shareholder Agreement, neither of the Principal Stockholders may sell or transfer shares of our capital stock (except for transfers to certain permitted transferees or certain block sale transfers) without the consent of the other Principal Stockholder. A Management Stockholder may transfer all of his or her holdings.
Additionally, the Principal Stockholders and the Management Stockholders have agreed not to sell any shares during the period beginning 14 days prior to the effective date of a registration statement filed in connection with the exercise of demand or piggyback registration rights by any stockholder until the earlier of (1) 90 days after any public offering and (2) the expiration of the underwriters lock-up period for the applicable offering, provided that the Principal Stockholders and Management Stockholders have agreed that notwithstanding this provision, they will remain subject to the terms of any underwriter lock-up agreement for the applicable offering.
Other Provisions
Under the Institutional Shareholder Agreement, we have agreed that the doctrine of “corporate opportunity” will not apply against our Principal Stockholders in a manner that would prohibit them from investing in competing businesses or doing business with our clients and customers.
The Institutional Shareholder Agreement requires us to deliver to each stockholder who is a party to the agreement and owns 5% or more of our Common Stock in the aggregate certain monthly financial statements as soon as practicable after they are available, subject to customary confidentiality provisions. Additionally, except to the extent available on the Commission’s EDGAR system, we are required to deliver to each stockholder who is a party to the agreement and owns 5% or more of our Common Stock copies of all financial statements, reports, notices and proxy statements and all regular and periodic reports, and registration statements or prospectuses filed by us with the Commission.
Registration Rights
Under the Institutional Shareholder Agreement, each of the Principal Stockholders is entitled to certain demand registration rights, including the right to require us to effect a shelf registration if we are eligible to file registration statements on Form S-3.
Under the Institutional Shareholder Agreement, in a demand registration, the non-requesting Principal Stockholder and the Management Stockholders are entitled to piggyback registration rights with respect to any registration request made by a Principal Stockholder, subject to limited exceptions. If the registration requested by a Principal Stockholder is in the form of an underwritten offering, and if the managing underwriter of the offering determines that the number of securities proposed to be offered would have an adverse effect on the offering, the number of shares included in the offering will be determined as follows:
•     first, shares offered by the Principal Stockholders and the Management Stockholders (but only to the extent such shares were not acquired pursuant to the exercise of options) (pro rata, based on the number of their respective shares requested to be included in such offering);
•     second, shares offered by any other stockholders (pro rata, based on the number of their respective shares requested to be included in such offering); and
•     third, shares offered by us for our own account.
The Institutional Shareholder Agreement also provides that each Principal Stockholder and Management Stockholder is entitled to piggyback registration rights with respect to any registration initiated by us, subject to certain limited exceptions. If we initiate a registration in the form of an underwritten offering, and if the managing underwriter of the offering determines that the number of securities proposed to be offered would have an adverse effect on the offering, then the number of shares included in the offering shall be determined as follows:

•	first, shares offered by us for our own account;

•
second, shares requested to be included by the Principal Stockholders and the Management Stockholders (pro rata, based on the number of their respective shares requested to be included in such offering);

•	third, shares offered by any other stockholders (pro rata, based on the number of their respective shares requested to be included in such offering).
In any piggyback registration, including our initial public offering, we have agreed to indemnify the participating Principal Stockholders and Management Stockholders and to pay all registration expenses (other than underwriting discounts and commissions and certain legal expenses of the selling stockholders).
The Company filed a registration statement on Form S-3 which became effective in May 2010. The Principal Stockholders and certain members of management and the board of directors sold shares in a public offering of our Common Stock in February 2011. In addition, the Company sold shares in the February 2011 public offering, the proceeds of which were used to purchase shares of Common Stock from certain members of the Company's directors and officers. In May 2011, only the Principal Stockholders sold shares in a public offering of our Common Stock. No shares were sold by the Company in the May 2011 public offering, and the Company did not receive any proceeds from the sale of shares by the Principal Stockholders. We incurred approximately $250,000 in expenses related to the 2011 public offerings.
Block Sales
Under the Institutional Shareholder Agreement, a Principal Stockholder may request to sell Common Stock in a block sale, provided that the Principal Stockholder gives written notice to us and the other Principal Stockholder. The other Principal Stockholder will then have the right to participate in the block sale on a proportional basis with the requesting Principal Stockholder. Each Principal Stockholder may make up to two block sales in any one-year period, and each block sale must recognize proceeds of at least $20 million. These provisions terminate with respect to a Principal Stockholder if it owns less than 10% of our Common Stock.

EXECUTIVE COMPENSATION
Compensation Committee Report
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee recommended to the board of directors that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in the Company’s Annual Report on Form 10-K.
Members of the Compensation Committee:
William W. Wyman (Chair)
Peter R. Ezersky
H. Raymond Bingham
Compensation Discussion and Analysis
2011 Overview
During 2011, along with conducting its normal oversight responsibilities, the Compensation Committee again reviewed the Company’s compensation practices in light of the Company’s performance and stock market valuation. The following table illustrates the Company’s growth during the year ended December 31, 2011 in terms of revenue and net income relative to performance during the same period of 2010. The results include the impact of acquisitions.

	2011	2010	Change %
	($ in thousands)
Revenue	$179,130	$128,997	38.9%
Net income	$34,100	$18,899	80.4%

Using the peer group information and recommendations from Frederick W. Cook & Company (as described in more detail below), the Committee reviewed and confirmed, with minor adjustments, its policies governing senior management compensation including plans for annual salaries, incentive compensation and long-term equity compensation. The Committee reviewed the parameters for annual management equity awards and approved an annual option and restricted stock grant effective March 3, 2011. The Committee reviewed 2011 performance company-wide and for individual members of senior management and awarded bonuses as more fully described below.
Compensation Program Philosophy and Objectives
At our 2011 annual meeting, our stockholders approved, on a nonbinding basis, the compensation of our named executive officers, as disclosed pursuant to compensation disclosure rules of the SEC on our annual proxy statement for 2010. The Compensation Committee viewed the strong support from our stockholders as a sign that our compensation program for our named executive officers was designed and implemented to the satisfaction of our stockholders, and we have generally retained the same compensation program for 2011. Our primary objective with respect to executive compensation is to provide competitive compensation and benefits to attract, retain, motivate and reward the highest quality executive officers, while supporting our core values and strategic initiatives. A further key objective is to create a pay-for-performance culture such that a substantial portion of each executive officer’s compensation is contingent on, and variable with, achievement of objective corporate and individual performance goals and other objective measures of success.
In addition, we aim to establish compensation plans that align the performance of our executive officers with our business plan and strategic objectives and promote the interests of stockholders by focusing management on achieving strong short-term (annual) performance in a manner that supports and ensures our long-term success and profitability.
Finally, it is a key objective to ensure that compensation provided to executive officers remains reasonable and responsible yet competitive relative to the compensation paid to similarly situated executives at comparable companies. It is essential that our overall compensation levels be sufficiently competitive to attract talented leaders and motivate those leaders to achieve superior results. At the same time, our executive compensation programs are intended to be consistent with our focus on controlling costs.
In addition to rewarding corporate and individual performance, our compensation program is designed to reward the level of responsibility of, and the position undertaken by, an executive. Total compensation and accountability should generally increase with position and responsibility. As a result, total compensation is higher for individuals with greater responsibility and greater ability to influence our achievement of targeted results and strategic initiatives. Additionally, as position and responsibility increases, a greater portion of the executive officer’s total compensation is performance-based pay contingent on the achievement of performance objectives. In the same way, equity-based compensation is higher for persons with higher levels of responsibility, making a significant portion of their total compensation dependent on long-term stock appreciation.
The Process of Setting Executive Compensation
Our Compensation Committee meets throughout the year to evaluate the performance of our named executive officers, to determine their bonuses for the prior fiscal year, to establish the individual and corporate performance objectives for each executive for the current fiscal year, to set their base salaries for the next fiscal year, to determine the portion of total compensation that will be contingent, performance-based pay, and to consider and approve any grants of equity incentive compensation. Our Compensation Committee also reviews the appropriateness of the financial measures used in incentive plans and the degree of difficulty in achieving specific performance targets. Our Compensation Committee engages in an active dialogue with our Chief Executive Officer concerning strategic objectives and performance targets.
Our Compensation Committee establishes, together with the performance objectives, targeted annual cash compensation levels (i.e. maximum achievable compensation) for each of the named executive officers by determining each named executive officer’s base salary and amount of bonus compensation upon achievement of performance targets. In preparing the target amounts, the size of one individual element of compensation does, in some respects, affect the Compensation Committee’s determination of what the targeted amount of other components of compensation should be. For example, each executive’s base pay is used as a basis for calculating a target contribution percentage for purposes of establishing the bonus pool. As a general proposition, the Compensation Committee attempts to determine the overall best mix of fixed and incentive compensation. In making this determination, the Compensation Committee is guided by the compensation philosophy described above. The Compensation Committee also considers historical compensation levels, the relative compensation levels among our senior executive officers and the competitive pay practices at other companies using third-party compensation studies and surveys performed by independent organizations. We use these third-party compensation studies as a basis for comparing and setting individual elements of executive compensation for the named executive officers because they provide compensation information for companies in our industry and also provide comprehensive compensation information not obtainable from public sources. The Compensation Committee also considers industry conditions, corporate performance versus a peer group of companies and the overall effectiveness of our compensation program in achieving desired performance levels. The Compensation Committee, taking into account the advice of Frederic W. Cook & Company, an independent compensation consulting firm retained by the Compensation Committee, identified the following peer group of companies based on size and business focus for comparison purposes in determining compensation for 2011: Art Technology Group, ComScore, Constant Contact, Dealertrack Holdings, Internet Brands, Kenexa, Limelight networks, Liquidity Services, Liverperson, LogMeIn, LoopNet, RightNow Technologies, Tech Target, XO Group, Inc. (f/k/a The Knot), Travelzoo and Websense.
We believe that internal pay equity is an important factor to be considered in establishing compensation for our officers. The Compensation Committee has not established a policy regarding the ratio of total compensation of the Chief Executive Officer to that of the other officers, but it does review compensation levels to ensure that appropriate pay equity exists, which is determined in the Compensation Committee’s discretion based on our Compensation Committee members’ experience with, and knowledge of, other companies’ practices. The Compensation Committee intends to continue to review internal compensation equity and may adopt a formal policy in the future if we deem such a policy to be appropriate.
Benchmarking
The Compensation Committee does not believe that it is appropriate to establish compensation levels primarily based on benchmarking. While we recognize that our compensation practices must be competitive in the marketplace, such marketplace information is one of the many factors that we consider in assessing the reasonableness of compensation. When the Compensation Committee determines whether a named executive officer should receive an increase in salary, the Compensation Committee sometimes reviews independent compensation studies in order to compare the compensation received by comparable executives in similar-sized companies to ensure that the compensation we award is competitive in the marketplace, as detailed in the section “The Process of Setting Executive Compensation” above. Frederic W. Cook & Company conducted a comprehensive review of our compensation programs for executive officers in 2010 to assist in establishing the 2011 executive compensation program. The purpose of these reviews was to assess the design and competitive positioning of our compensation programs and to make recommendations for change, if appropriate, to be implemented as part of our compensation program going forward. For 2011, the Compensation Committee took into account the Frederick W. Cook & Company analysis to evaluate and determine the compensation for Mr. Melland, Mr. Durney, Mr. Silver and Mr. Campbell. Frederick W. Cook & Company also continues to advise the Compensation Committee from time to time on our compensation program and related executive compensation matters.
Management’s Role in the Compensation-Setting Process
Our Chief Executive Officer, Mr. Melland, plays a significant role in the compensation-setting process. Mr. Melland evaluates the performance of the other named executive officers, recommends business performance targets and objectives for the other named executive officers and recommends salary and bonus levels and option awards for other executive officers. Mr. Durney recommends salary and bonus levels and option awards for Mr. Campbell. All recommendations of Mr. Melland and Mr. Durney are subject to Compensation Committee approval. The Compensation Committee discusses the recommendations with Mr. Melland or Mr. Durney, as appropriate, and then makes its decisions in its sole discretion. Similarly, Mr. Melland’s compensation, performance targets and objectives are discussed among the members of the Compensation Committee and the Compensation Committee sets Mr. Melland’s compensation.
Mr. Melland helps the Compensation Committee set its agenda for meetings and participates in committee meetings at the committee’s request. He provides background information regarding our strategic objectives, evaluates the performance of the senior executive officers, and makes compensation recommendations for senior executive officers. Other executives also prepare information for each Compensation Committee meeting.
Elements of Executive Compensation
Base Salary
Base pay provides executives with a base level of regular income. In determining a named executive officer’s base salary, we consider the executive’s qualifications, experience and industry knowledge, the quality and effectiveness of their leadership at our company, the scope of their responsibilities and future potential, the goals and objectives established for the executive, the executive’s past performance, the base salary paid to officers in comparable positions at companies who are reflected in independent studies, internal pay equity and other factors as deemed appropriate. In addition, we consider the other components of executive compensation and the mix of performance pay to total compensation. The Compensation Committee does not apply any specific weighting to these factors.
Annually, the Compensation Committee reviews each executive’s past salary and performance, and general economic conditions in our industry, and decides whether or not to adjust the salary. Adjustments, if any, are implemented effective as of January 1 in the case of Messrs. Melland, Durney, Silver and Benson, and effective typically on anniversary date in the case of Mr. Campbell. Subject to the limitations found in each executive’s employment agreement we entered into with each of the executives, the Compensation Committee can increase or decrease an executive’s base salary at its discretion.
For 2011, the Compensation Committee approved a change in the annual base salary of Mr. Benson from approximately $220,100 (reflecting £142,000 converted at US$1.55 for each £1) to approximately $233,600 (reflecting £146,000 converted at US$1.60 for each £1) in connection with the change in his title and responsibilities. The base salaries for Messrs. Melland ($500,000), Durney ($365,650), Silver ($325,000) and Campbell ($291,000) remained flat from 2010 to 2011.
Senior Bonus Plan

Our bonus program is intended to motivate and reward performance by providing cash bonuses based upon meeting and exceeding performance goals. We award annual cash bonuses under our Senior Bonus Plan for achievement of specified performance objectives with a time horizon of one year or less. We make awards from an established bonus pool. The Compensation Committee determines the total size of our bonus pool by taking into account our qualitative and financial performance. Within the parameters of the overall pool, there are separate sub-pools allocated to the performance of the individual operating units. The Compensation Committee determines the size of an award that we make to a particular executive by considering his or her individual performance as measured against pre-set performance targets and objectives and his or her individual impact on our overall performance. We believe this pool-based bonus system helps to foster teamwork and ensures that all executives work together as one in the interest of our performance. The current structure of the plan has been in place since 2004.
In determining the annual cash bonuses awarded to each named executive officer under our Senior Bonus Plan, the Company takes into account many of the same factors that it considers when determining base salaries, with particular focus on the Committee’s evaluation of the named executive officer’s performance in the preceding fiscal year. Similar to the determinations with respect to base salary and equity incentives, the Committee considers all relevant factors taken as a whole in setting the applicable annual cash bonus award for the fiscal year.

The revenue target and the Adjusted EBITDA target for bonus pool purposes are set on an annual basis. Each of these components is selected because they are best reflective of business performance, and they are equally weighted because they are both critical in assessing the success of the business. In December 2010, our proposed 2011 bonus plan was presented to the board and the final plan was approved in January 2011. For purposes of funding the senior bonus pool for 2011, the Compensation Committee established a target for revenue of $177.1 million and a target for Adjusted EBITDA of $77.2 million. The revenue target for purposes of the Senior Bonus Plan was not intended to be in accordance with U.S. GAAP and includes various adjustments that cause the measurement amount to differ from our actual results. Likewise, the Adjusted EBITDA target includes various adjustments, such as the exclusion of stock based compensation and the exclusion of the accrual for the senior bonus.
Actual and target revenue and Adjusted EBITDA do not include the impact of acquisitions during the year. Additionally, the actual revenue and Adjusted EBITDA results are adjusted to use foreign exchange rates that were assumed when the target amounts were determined, therefore eliminating the impact of changes in exchange rates. We calculate our total bonus pool by taking a percentage of each executive’s base compensation and contributing that amount to the total bonus pool for our executives. In 2011, this target contribution percentage was 100% for Mr. Melland as Chief Executive Officer, 60% for Mr. Durney as Chief Financial Officer, 60% for Mr. Silver as Senior Vice President, 50% for Mr. Benson as Managing Director of Energy and Managing Director of International and 35% for Mr. Campbell as Vice President and General Counsel. We multiply this percentage by the executive’s annual base compensation to obtain each executive’s targeted pay contribution to the pool.
The total bonus pool available for the named executive officers and other senior executives designated by the Compensation Committee is funded in the following way:

•	30% of the pool is funded automatically;

•	35% is funded according to the percentage of the revenue target achieved; and

•	35% is funded according to the percentage of the Adjusted EBITDA target achieved.
For 2011, if our actual results are lower than 85% of the revenue target or the Adjusted EBITDA target, the 35% of the bonus pool to be funded upon achieving the applicable target is not funded. If 85% of the applicable target is achieved, 50% of the 35% to be funded with respect to the applicable target is funded. If our actual revenue or Adjusted EBITDA falls between 85% and 100% of the applicable target, the amount to be funded for each target to the bonus pool increases from 50% to 100% of the applicable 35% portion of the bonus pool on a pro-rata basis. Further, for 2011, the size of our bonus pool would increase by 10% for each 1% that our actual revenue exceeds our revenue target (the “revenue multiplier”), provided that actual Adjusted EBITDA is also equal to or greater than the sum of (1) the Adjusted EBITDA target plus (2) 50% of the amount by which actual revenue exceeds our revenue target. (If actual Adjusted EBITDA exceeds our Adjusted EBITDA target but actual revenue does not exceed our revenue target, the bonus pool does not increase.)
If our actual revenue exceeds our target amount, and our actual Adjusted EBITDA performance is sufficient such that the bonus pool is increased as described above, then the contribution we make to the bonus pool in respect of each executive’s base compensation can be increased so that each individual’s “base compensation contribution” to the bonus pool can be as much as two times their targeted base compensation contribution. In 2011, for purposes of the bonus pool, the actual revenue was $177.4 million and the actual Adjusted EBITDA amount was $79.3 million. Because our actual revenues for bonus pool purposes were above our targets, the bonus pool funding was increased by 2% and, accordingly, we multiplied each executive officer’s targeted base compensation contribution amount by 102% to determine how much would be contributed to the bonus pool with respect to his or her base compensation. As a result, the total bonus pool for the Senior Bonus Plan for 2011 was $2.5 million. The five named executive officers plus 32 other members of senior management participated in the Senior Bonus Plan and were eligible for bonuses out of the total bonus pool.
The Compensation Committee then reviews each executive’s performance against his individual performance objectives (set forth below) and may further increase or decrease the percentage for any particular executive if that executive has had a significant impact in helping us achieve superior company performance. We believe this ensures that executives whose performance is outstanding receive proportionately larger bonuses as a reward. It is possible that any single participant may be allocated a bonus from the bonus pool in an amount up to a maximum of two times his or her targeted base compensation contribution to the bonus pool, if his or her performance warrants such a payout based on the Compensation Committee’s qualitative assessment of the executive’s performance against his or her goals and objectives. Similarly, it is also possible that any participant in the Senior Bonus Plan may be allocated less than his or her targeted base compensation contribution to the bonus pool, based on his or her performance against his or her goals and objectives.
The 2011 performance goals and objectives for Mr. Melland consist of:

•	achieving 2011 financial and operating targets, including revenue, EBITDA, and operating cash flow;

•	upgrading the product features and functionality of Dice's major services;

•	building our Energy and Healthcare verticals;

•	improving security and efficiency across our technology platforms;

•	further developing the organization and infrastructure to support multiple brands and geographies; and

•	pursuing growth opportunities in new verticals or related services.
The 2011 performance goals and objectives for Mr. Durney consist of:

•	ensuring timely, accurate and informative metric and financial reporting;

•	managing external reporting and investor relations;

•	overseeing the expansion and integration of the Energy vertical;

•	leading corporate development and treasury activities;

•	coordinating the execution of global strategic planning; and

•	updating the roadmap for enhancing shareholder value.
The 2011 performance goals and objectives for Mr. Silver consist of:

•	achieving 2011 North American revenue, billings and EBITDA targets;

•	upgrading Dice, ClearanceJobs and AllHealthcareJobs product features and performance;

•	increasing brand awareness and elevating the perception of all of our brands;

•	building momentum in the healthcare business; and

•	supporting the Energy vertical and corporate initiatives.
The 2011 performance goals and objectives for Mr. Benson consist of:

•	achieving 2011 revenue and EBITDA targets for Dice Energy brands;

•	continue development of services(s) for the Asian marketplace;

•	successfully integrating Rigzone and WorldwideWorker product platforms; and

•	evaluating business development and acquisition opportunities outside of North America.
The 2011 performance goals and objectives for Mr. Campbell consist of:

•	maintaining our legal files and endeavoring to ensure compliance with applicable laws and regulations;

•	monitoring spam and ensuring our compliance with privacy legislation;

•	providing legal and deal-related support to sales negotiations and documentation; and

•	helping support strategic expansion initiatives, including managing the legal issues surrounding acquisitions.
Based on input received from Mr. Melland and Mr. Durney with respect to each of their direct reports, the Compensation Committee determines in its sole discretion the extent to which such individuals’ goals and objectives are achieved. For 2011, Mr. Melland was awarded a bonus equal to 100% of his basic bonus allocation based on meeting his performance goals and objectives and due to the overall management of the business. For 2011, the Compensation Committee made adjustments to the bonus pool allocations as a result of individual performance for Messrs. Durney (105%), Silver (97%), Benson (103%) and Campbell (96%).
Equity Incentives
We believe that equity compensation is the most effective means of creating a long-term link between the compensation provided to executives and gains realized by our stockholders, as the value of stock-based compensation is dependent upon long-term appreciation in stock price. Accordingly, we believe stock options and restricted stock grants should be a significant part of the total mix of executive compensation. For 2011, the mix was two-thirds restricted stock and one-third options. The Compensation Committee believed this allocation was appropriate for enhanced retention and to attempt to balance the prior historical equity compensation practice which had been primarily options. Under our 2005 Omnibus Stock Plan and our 2007 Equity Award Plan, all restricted stock grants typically vest over four years, with 25% vesting occurring on each annual anniversary date. Stock options incorporate the following features:

•	the term of the grant does not exceed 10 years;

•	the grant price is not less than the fair market value of our Common Stock on the date of grant; and

•	options typically vest over four years, with the first 25% typically vesting on the first anniversary of the vesting commencement date, and 6.25% vesting quarterly thereafter.

We continue to use stock options and restricted stock as a long-term incentive vehicle because:

•
Stock options and restricted stock align the interests of executives with those of the stockholders, support a pay-for-performance culture, foster employee stock ownership, and focus the management team on increasing value for the stockholders.

•	Stock options are performance based: all the value received by the recipient from a stock option is based on the growth of the stock price above the option price.

•
Restricted stock grants encourage our executives to hold shares of our common stock, and incentivize our executives to increase the value of shares of our common stock through contributions to long-term performance.

•
Stock options and restricted stock help to provide a balance to the overall compensation program: while cash bonuses focus on the achievement of annual performance targets, the structure and vesting for stock options and restricted stock awards creates incentive for increases in stockholder value over a longer term.

•	The vesting period encourages executive retention and the preservation of stockholder value.
In determining the number of options or restricted stock to be granted to each named executive officer, the Compensation Committee takes into account (1) the individual’s position, scope of responsibility, and ability to affect company performance and stockholder value; (2) the Compensation Committee’s evaluation of the named executive officer’s performance in preceding fiscal years; (3) the extent to which the long-term equity award grant value is competitive with our peer group companies for long-term equity award grants for comparable positions in the Company’s industry; (4) any extraordinary changes that have occurred (such as a significant change in responsibilities or a promotion); and (5) the value and potential value for the executive of the other elements of the Company’s compensation program and the value of stock options and restricted stock in relation to such other elements of total compensation.
In addition, the Committee considers the following material factors that have particular relevance to long-term equity grants: (1) the Company-wide equity budget (which is the aggregate grant values of all long-term equity awards available for grant to Company employees, expressed as a percentage of the Company’s market capitalization), which is taken into account in determining the relative size of awards granted to the named executive officers to ensure there is sufficient value available for grant to the other eligible employees of the Company; and (2) the named executive officer’s unrealized value from previous grants, including the number of options currently held by him or her and the level of options granted in prior years (with an emphasis on the extent to which outstanding equity grants are still unvested and thus continue to represent substantial retentive value). As with the determinations with respect to other elements of compensation, the Committee considers all relevant factors taken as a whole in setting the applicable equity grant for the fiscal year.
In March 2011, the Compensation Committee approved an option grant to key members of our management team, including Messrs. Melland, Durney, Silver, Benson and Campbell. This was part of an annual grant of equity awards and part of our overall compensation program. Restricted stock was also granted in March 2011 to Messrs. Melland, Durney, Silver, Benson and Campbell. In determining the size of the equity grants for our named executive officers, the Compensation Committee took into account the material factors set forth above, in conjunction with the Frederick W. Cook & Company analysis. As part of its overall review of the Company’s compensation program, the Compensation Committee set a seven year term for the stock options, consistent with the 2010 option grant.
Employee Benefits
Executive officers participate in other employee benefit plans generally available to all employees on the same terms, such as a 401(k) plan with a Company matching contribution. In addition, certain executive officers participate in a Supplemental Disability Plan. These plans are designed to enable us to attract and retain our workforce in a competitive marketplace.
Severance and Change-in-Control Arrangements
We believe that companies should provide reasonable severance benefits to executive officers due to the greater level of difficulty they face in finding comparable employment in a short period of time and greater risk of job loss or modification as a result of a change in control transaction than other employees. By reducing the risk of job loss or reduction in response, the change in control provision helps ensure that our executive officers support potential change in control transactions that may be in the best interests of our stockholders, even though the transaction may create uncertainty in their personal employment situation, and are necessary to ensure that our total employment package for them remains market competitive. Each named executive officer is entitled to receive severance benefits under the terms of his or her employment agreement upon either termination by us without cause or resignation by the executive for good reason. For details on our change of control severance plan, see “—Potential Post-Employment Payments Upon Termination or Change in Control .” We award severance payments in the event of a termination related to a change of control to ensure that each executive is focused on our best interests, even if that means working himself or herself out of a job.
The executive's employment agreements previously provided for accelerated vesting of stock options upon certain terminations of employment, and were silent as to the vesting of restricted stock. The employment agreements were amended to treat restricted stock and other stock and stock-based awards in a manner that is consistent with the treatment of stock options for vesting acceleration purposes, as approved by the Compensation Committee in March 2011.
Reasonableness of Compensation
After considering all components of the compensation paid to the named executive officers in respect of 2011 we considered the total compensation reasonable because:

•	Management and the Company performed extremely well in 2011 coming out of the downturn in the economic environment.

•	The total compensation levels for the named executive officers are comparable with those of similarly situated executives in comparable companies.
Tax and Accounting Considerations
We generally seek to maximize the deductibility for tax purposes of all elements of compensation. For example, we have consistently issued nonqualified stock options that will result in a tax deduction to us upon exercise. Section 162(m) of the Internal Revenue Code (the “Code”) generally disallows a tax deduction to public corporations for compensation (other than qualified performance-based compensation) in excess of $1.0 million paid to our named executive officers (other than our Chief Financial Officer) in any fiscal year. We are submitting our 2012 Equity Plan to our stockholders for their approval to continue to permit our cash bonuses and equity-based awards to qualify for exemption from the application of the provisions of Section 162(m). The Compensation Committee reviews compensation plans in light of applicable tax provisions, including Section 162(m), and may revise compensation plans from time to time to maximize deductibility. However, the Compensation Committee may approve compensation that does not qualify for deductibility when we deem it to be in our best interests.

Summary Compensation Table For Fiscal Year 2011
The following table sets forth the cash and non-cash compensation paid by us or incurred on our behalf to our named executive officers during 2011, our last completed fiscal year.

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total ($)
Scot W. Melland(4)	2011	500,000	841,000	443,960	511,000	8,250	2,304,210
Chairman, President &	2010	497,923	182,400	536,892	936,300	8,250	2,161,765
Chief Executive Officer	2009	440,000	—	462,000	321,500	6,840	1,230,340

Michael P. Durney	2011	365,650	406,000	221,980	235,000	8,250	1,236,880
Senior Vice President,	2010	365,691	121,600	357,928	410,900	8,250	1,264,369
Finance and Chief	2009	355,000	—	308,000	207,500	7,503	878,003
Financial Officer

Thomas M. Silver	2011	325,000	406,000	221,980	193,000	11,000	1,156,980
Senior Vice President,	2010	325,000	115,520	340,032	365,200	8,250	1,154,002
North America	2009	312,577	—	361,000	161,500	10,048	845,125

Brian P. Campbell	2011	290,992	174,000	95,134	100,000	8,250	668,376
Vice President Business and	2010	282,920	48,640	143,171	185,400	8,250	668,381
Legal Affairs, General	2009	277,000	—	123,200	94,500	56,516	551,216
Counsel and Secretary

John P.R. Benson(5)	2011	233,600	174,000	95,134	122,400	—	625,134
Managing Director, Energy;	2010	220,100	48,640	143,171	198,400	25,395	635,706
Managing Director, International	2009	216,346	—	123,200	79,285	10,148	428,979

(1)
Represents the aggregate grant date fair value of restricted stock or stock options granted during the year in accordance with the Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718, Stock Compensation (disregarding any forfeiture assumptions). These amounts do not correspond to the actual value that may be realized by our named executive officers for these awards. See Note 12 to our consolidated financial statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies—Stock and Stock—Based Compensation” included in our Annual Report on Form 10-K for the assumptions made in determining these values.

(2)	Represents awards made pursuant to the Senior Bonus Plan and earned during the year indicated, although the awards were actually paid in the following year.

(3)
This amount represents employer contributions to our 401(k) plan, except for Mr. Benson where amounts represent a contribution made by us to his pension plan and represents the equivalent of National Insurance payments that would have been due and payable to him, but for his contribution of his bonus to his pension plan. For 2009, this amount also includes reimbursements of medical expenses pursuant to the terms of the Company’s health reimbursement account plan of $324, $987, $1,798 and $50,000 for Messrs. Melland, Durney, Silver and Campbell, respectively.

(4)	Mr. Melland is also a member of our board of directors but does not receive any additional compensation for his services in this capacity.

(5)	All compensation amounts for Mr. Benson have been converted from British Pounds to U.S. dollars at an exchange rate of US$1.60, US$1.55, and US$1.57 for each £1 for 2011, 2010 and 2009, respectively.

Grants of Plan-Based Awards For Fiscal Year 2011
The following table details grants to our named executive officers during 2011:

	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)				All Other Stock Awards: Number of Shares of Stock(#)(2)	All Other Option Awards: Number of Securities Underlying Options(#)(3)	Exercise Price of Option Awards($)	Grant Date Fair Value of Stock and Option Awards($)(4)
		Target Bonus Payments($)		Maximum Bonus Payments($)
Scot W. Melland	3/3/2011						70,000	$14.50	443,960
	3/3/2011					58,000			841,000
		500,000		1,000,000

Michael P. Durney	3/3/2011						35,000	$14.50	221,980
	3/3/2011					28,000			406,000
		219,390		438,780

Thomas M. Silver	3/3/2011						35,000	$14.50	221,980
	3/3/2011					28,000			406,000
		195,000		390,000

Brian P. Campbell	3/3/2011						15,000	$14.50	95,134
	3/3/2011					12,000			174,000
		101,847		203,694

John P.R. Benson	3/3/2011						15,000	$14.50	95,134
	3/3/2011					12,000			174,000
		116,800	(5)	233,600	(5)

(1)	For a description of the material terms of these awards, please see the “—Compensation Discussion and Analysis—Elements of Executive Compensation—Senior Bonus Plan.”

(2)	The restricted stock vests 25% each year on the anniversary of the grant date, subject to continued employment.

(3)	The options vest 25% on the first anniversary of the grant date and 6.25% vest quarterly thereafter, subject to continued employment.

(4)
We estimated the fair value of restricted stock using the closing price of the Company's stock on the grant date in accordance with the FASB ASC Topic 718 Stock Compensation. We estimated the fair value of option awards on the grant date using the Black-Scholes option-pricing model and in accordance with the FASB ASC Topic 718 Stock Compensation. See Note 12 to our consolidated financial statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies—Stock and Stock—Based Compensation” included in our Annual Report on Form 10-K for the assumptions made in determining these values.

(5)	Converted from British Pounds to U.S. dollars at an exchange rate of US$1.60 for each £1.
Employment Agreements
We have entered into an employment agreement with each of our named executive officers. Each agreement contains confidentiality provisions and a representation and warranty that performance of the executive’s employment obligations under the agreement will not cause him or her to breach any non-disclosure agreement by which he or she is bound.
Scot W. Melland
Mr. Melland’s employment agreement provides that Mr. Melland will continue to serve as our President and Chief Executive Officer until his employment is terminated by us or by Mr. Melland, which may be at any time, with or without cause, subject to the provisions of his employment agreement. The agreement contains a covenant not to engage in any business that competes with us during the term of his employment and for a period of nine months thereafter, and a covenant not to solicit employees during the term of his employment and for a period of 12 months thereafter.
Mr. Melland is entitled to receive an annual base salary of $500,000 (as of January 2010), and in accordance with the terms of his employment agreement, the Senior Bonus Plan and our benefit policies, is eligible for an annual discretionary target bonus of 100% of his base salary, determined by the Compensation Committee and subject to the performance of both Mr. Melland and us. Mr. Melland participates in our long-term incentive plan, and all employee benefit plans including a 401(k) plan. Mr. Melland is entitled to four weeks of vacation per year.
Michael P. Durney
Mr. Durney’s employment agreement provides that Mr. Durney will continue to serve as our Senior Vice President, Finance and Chief Financial Officer until his employment is terminated by us or by Mr. Durney, which may be at any time, with or without cause, subject to the provisions of his employment agreement. The agreement contains a covenant not to engage in any business that competes with us or to solicit employees during the term of his employment and for a period of 12 months thereafter.
Mr. Durney is entitled to receive an annual base salary of $365,650 (as of January 2010), and in accordance with the terms of his employment agreement, the Senior Bonus Plan and our benefit policies, is eligible for an annual discretionary target bonus of 60% of his base salary. Mr. Durney participates in our long-term incentive plan, and all employee benefit plans including a 401(k) plan. Mr. Durney is entitled to four weeks of vacation per year.
Thomas M. Silver
Mr. Silver’s employment agreement provides that Mr. Silver will continue to serve as our Senior Vice President, North America until his employment is terminated by us or by Mr. Silver, which may be at any time, with or without cause, subject to the provisions of his employment agreement. The agreement contains a covenant not to engage in any business that competes with us during the term of his employment and for a period of nine months thereafter, and a covenant not to solicit employees during the term of his employment and for a period of 12 months thereafter.
Mr. Silver is entitled to receive an annual base salary of $325,000 (as of September 2009), and in accordance with the terms of his employment agreement, the Senior Bonus Plan and our benefit policies, is eligible for an annual discretionary target bonus of 60% of his base salary. Mr. Silver participates in our long-term incentive plan, and all employee benefit plans including a 401(k) plan. Mr. Silver is entitled to four weeks of vacation per year.
Brian P. Campbell
Mr. Campbell’s employment agreement provides that Mr. Campbell will continue to serve as our Vice President, Business and Legal Affairs and General Counsel until his employment is terminated by us or by Mr. Campbell, which may be at any time, with or without cause, subject to the provisions of his employment agreement. The agreement contains a covenant not to engage in any business that competes with us during the term of his employment and for a period of nine months thereafter, and a covenant not to solicit employees during the term of his employment and for a period of 12 months thereafter.
Mr. Campbell is entitled to receive an annual base salary of $290,992 (as of August 2010), and in accordance with the terms of his employment agreement, the Senior Bonus Plan and our benefit policies, is eligible for an annual discretionary target bonus of 35% of his base salary, determined by the Chief Financial Officer and the board, participation in our long-term incentive plan, and all employee benefit plans including a 401(k) plan. Mr.  Campbell is entitled to four weeks of vacation per year.
John P.R. Benson
Mr. Benson has entered into an employment agreement with eFinancialCareers. Mr. Benson’s employment agreement provides that Mr. Benson will serve as the Managing Director of Energy and Managing Director of International until his employment is terminated by eFinancialCareers or by Mr. Benson, which may be at any time, with or without cause, on six months written notice. The agreement contains a covenant not to engage in any business that competes with us during the term of his employment and for a period of nine months thereafter, and a covenant not to solicit employees or customers during the term of his employment and for a period of nine months thereafter. Additionally, the agreement contains a covenant not to own more than 3% of any class of stock or security of any corporation which competes with us.
Mr. Benson is entitled to receive an annual base salary of approximately $233,600 (as converted from British Pounds to U.S. dollars at an exchange rate of US$1.60 for each £1) (as of January 2011). Although not specified in his employment agreement, Mr. Benson is a participant in the Senior Bonus Plan, and is eligible for an annual discretionary target bonus of 50% of his base salary, determined by the Compensation Committee and subject to the performance of both Mr. Benson and us. In addition, although not specified in his employment agreement, Mr. Benson participates in our long-term incentive plan, and all employee benefit plans made available to employees of eFinancialCareers. Mr. Benson is entitled to 25 working days’ paid holiday in each calendar year.
Outstanding Equity Awards at Fiscal Year-End 2011

	Option Awards						Stock Awards
	Number of Securities Underlying Unexercised Options		Option Exercise Price		Option Expiration Date		Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)
Name	Exercisable (#)	Unexercisable (#)(1)
Scot W. Melland	960,000	—	$0.20	(2)	8/31/15
	934,265	—	$1.98	(3)	8/31/15
	319,012	—	$6.49	(4)	1/31/17
	281,250	18,750	$6.65	(5)	2/12/15	(10)
	206,250	93,750	$2.88	(7)	2/9/16	(10)
	91,875	118,125	$6.08	(9)	2/10/17	(10)	22,500	$186,525	(11)
	—	70,000	$14.50	(12)	3/3/18	(10)	58,000	$480,820	(13)

Michael P. Durney	343,791	—	$0.20	(2)	8/31/15
	374,274	—	$1.98	(3)	8/31/15
	105,108	—	$6.49	(4)	1/31/17
	187,500	12,500	$6.65	(5)	2/12/15	(10)
	137,500	62,500	$2.88	(7)	2/9/16	(10)
	61,250	78,750	$6.08	(9)	2/10/17	(10)	15,000	$124,350	(11)
	—	35,000	$14.50	(12)	3/3/18	(10)	28,000	$232,120	(13)

Thomas M. Silver	193,791	—	$0.20	(2)	8/31/15
	244,274	—	$1.98	(3)	8/31/15
	105,108	—	$6.49	(4)	1/31/17
	103,125	6,875	$6.65	(5)	2/12/15	(10)
	89,375	40,625	$2.88	(7)	2/9/16	(10)
	30,000	30,000	$6.09	(8)	10/2/16	(10)
	58,187	74,813	$6.08	(9)	2/10/17	(10)	14,250	$118,133	(11)
	—	35,000	$14.50	(12)	3/3/18	(10)	28,000	$232,120	(13)

Brian P. Campbell	60,538	—	$0.20	(2)	8/31/15
	39,522	—	$1.98	(3)	8/31/15
	16,135	—	$6.49	(4)	1/31/17
	75,000	5,000	$6.65	(5)	2/12/15	(10)
	55,000	25,000	$2.88	(7)	2/9/16	(10)
	24,500	31,500	$6.08	(9)	2/10/17	(10)	6,000	$49,740	(11)
	—	15,000	$14.50	(12)	3/3/18	(10)	12,000	$99,480	(13)

John P.R. Benson	290,430	—	$4.19	(6)	11/1/16
	75,000	5,000	$6.65	(5)	2/12/15	(10)
	55,000	25,000	$2.88	(7)	2/9/16	(10)
	24,500	31,500	$6.08	(9)	2/10/17	(10)	6,000	$49,740	(11)
	—	15,000	$14.50	(12)	3/3/18	(10)	12,000	$99,480	(13)

(1)
If Mr. Melland’s employment is terminated by us without cause prior to a change of control, 25% of his then unvested equity awards will become immediately vested and exercisable. If Mr. Melland’s employment is terminated at any time following a change of control, all of his outstanding equity awards will immediately become vested and exercisable. If Mr. Durney’s employment is terminated by us without cause prior to a change of control, all of his then unvested equity awards will immediately become vested and exercisable. If Mr. Silver’s employment is terminated by us without cause prior to a change in control, 25% of his then unvested equity awards will immediately become vested and exercisable. If Messrs. Durney, Silver, Benson or Campbell is terminated within 12 months following a change of control, all of their outstanding equity awards will immediately become vested and exercisable.

(2)
On March 23, 2007, the option exercise price on the then unvested options was further reduced from $1.98 to $0.20 to reflect a non-recurring dividend to our stockholders of $1.95 per share. In lieu of a dividend, each holder of vested options received a payment of $1.95 per vested option.

(3)
On October 27, 2006, the option exercise price was adjusted from $2.17 (as stated in the Nonqualified Stock Option Agreement entered into by each of our named executive officers) to $1.98 to reflect a non-recurring dividend to our preferred stockholders of $0.22 per share.

(4)
Under the agreements pursuant to which these options were granted, 25% of the options granted are exercisable on the first anniversary of the vesting commencement date, January 31, 2007, and in installments of 6.25% quarterly thereafter.

(5)
Under the agreements pursuant to which these options were granted, 25% of the options granted are exercisable on the first anniversary of the vesting commencement date, February 12, 2008, and in installments of 6.25% quarterly thereafter.

(6)
Under the agreement with Mr. Benson pursuant to which these options were granted, 25% of the total options granted are exercisable on the first anniversary of the vesting commencement date, November 1, 2006, and in installments of 6.25% quarterly thereafter. On March 23, 2007, the option exercise price on the then unvested options was reduced from $5.97 to $4.19 to reflect a non-recurring dividend to our stockholders of $1.95 per share.

(7)
Under the agreements pursuant to which these options were granted, 25% of the options granted are exercisable on the first anniversary of the vesting commencement date, February 9, 2009, and in installments of 6.25% quarterly thereafter.

(8)
Under the agreement pursuant to which these options were granted, 25% of the options granted are exercisable on the first anniversary of the vesting commencement date, October 2, 2009, and in installments of 6.25% quarterly thereafter.

(9)
Under the agreement pursuant to which these options were granted, 25% of the options granted are exercisable on the first anniversary of the vesting commencement date, February 10, 2010, and in installments of 6.25% quarterly thereafter.

(10)	The options granted on February 12, 2008 and thereafter have a term of seven years. Prior grants had a term of ten years.

(11)
Under the agreement pursuant to which the restricted stock was granted, 25% of the stock granted vests on each anniversary date of the vesting commencement date, February 10, 2010, until fully vested on the fourth anniversary of the vesting commencement date.

(12)
Under the agreement pursuant to which these options were granted, 25% of the options granted are exercisable on the first anniversary of the vesting commencement date, March 3, 2011, and in installments of 6.25% quarterly thereafter.

(13)
Under the agreement pursuant to which the restricted stock was granted, 25% of the stock granted vests on each anniversary date of the vesting commencement date, March 3, 2011, until fully vested on the fourth anniversary of the vesting commencement date.

Option Exercises and Stock Vested During Fiscal Year-End 2011

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($) (2)
Scot W. Melland	640,000	8,440,294	7,500	118,688
Michael P. Durney	180,000	2,439,225	5,000	79,125
Thomas M. Silver	410,000	5,129,003	4,750	75,169
Brian P. Campbell	72,000	872,630	2,000	31,650
John P.R. Benson	—	—	2,000	31,650
(1) These stock awards vested on February 10, 2011, the first anniversary of their February 10, 2010 grant date. The executive officers continue to retain ownership of the vested shares (less the number of shares held back to pay withholding taxes).
(2) The value realized on vesting is based on the market price of the Company’s common stock on the vesting date.
Potential Post-Employment Payments Upon Termination or Change in Control
Employment Agreements for Messrs. Melland, Durney, Silver and Campbell
The employment of each named executive officer may be terminated by us or by the executive at any time, with or without cause, subject to the provisions of his or her employment agreement. Each named executive officer is entitled to receive severance benefits pursuant to the terms of his or her employment agreement upon either termination by us without cause or resignation by the executive for good reason. A named executive officer is not eligible for benefits if his or her termination is due to death or permanent disability.
A termination for “good reason” includes any of the following company actions:

•	a diminution in the executive’s responsibilities, title, duties and reporting lines compared to those existing immediately prior to a change of control;

•	a reduction in the executive’s salary, incentive compensation and other employee benefits compared to those existing immediately prior to a change of control;

•	relocation of the executive to an office more than 40 miles from the executive’s principal office immediately prior to a change of control;

•	breach by us of the executive’s employment agreement; or

•	failure of any successor to assume, in writing, all obligations under the executive’s employment agreement.
A termination for “cause” includes any of the following actions by the executive: embezzlement; misappropriation of our funds; conviction of a felony; any act of fraud, deceit, or dishonesty causing us material economic harm; material breach of the executive’s employment agreement; willful failure to substantially perform his or her duties; willful breach of fiduciary duty to us involving personal profit; significant violation of our policies or other contractual, statutory or common law duties to us.
A “change of control” for these purposes consists of any of the following:

•	an acquisition of more than 50% of our voting securities (other than acquisitions from or by us);

•	any stockholder-approved transfer or disposition of all or substantially all of our assets;

•	any plan of liquidation providing for the distribution of all or substantially all of our assets;

•
the consummation of a reorganization, merger or consolidation or sale or disposition of all or substantially all our assets or the acquisition of assets or stock of another corporation or other business combination, unless following such business combination (1) all or substantially all of the beneficial owners of our securities before the business combination beneficially own more than 60% of the voting securities of the resulting corporation in substantially the same proportions as their ownership before the transaction; (2) no person owns 20% or more of the voting securities of the resulting corporation except to the extent that such ownership existed before the business combination; and (3) the members of our board of directors prior to such business combination constitute at least a majority of the board of directors of the resulting corporation; or

•	a change in the composition of our board over a period of 36 months or less such that a majority of the board members cease to be continuing directors.
Under each named executive officer’s employment agreement, the executive may become entitled to certain “Severance Payments” upon termination of employment without cause or by the employee for good reason after a change in control. These Severance Payments are described more specifically below, but generally include a lump sum payment tied to salary and bonus level and accelerated vesting of stock options. In the event that any Severance Payments would be subject to the excise tax imposed by Section 4999 of the Code, we will “gross up,” on an after-tax basis, the executive officer’s compensation so as to put him in the same after-tax position he would have enjoyed had the Section 4999 excise tax not applied to the Severance Payments. These make-whole provisions include certain computational assumptions and conventions, for example: (1) any other payments or benefits received in connection with a change in ownership or control will be treated as parachute payments, and all excess parachute payments are treated as subject to the excise tax, both as defined by Section 280G of the Code, and (2) the amount of the severance payments which will be treated as subject to the excise tax will be the lesser of the total amount of the severance payments or the amount of the excess parachute payments.
Upon any termination, each named executive officer, his or her spouse and eligible dependents will be entitled to continued medical and dental benefits at active-employee rates for a period of 12 months following termination, and such benefits will not be reduced by benefits obtained from a subsequent employer.

Any named executive officer who voluntarily resigns for any reason other than good reason during the 12 month period following a change of control, will not be entitled to any severance payment or acceleration of the vesting of any unvested stock options.
Employment Agreement for Mr. Benson
The employment of Mr. Benson may be terminated by eFinancialCareers or by Mr. Benson at any time, with or without cause, subject to the provisions of his employment agreement (which generally requires six months advance notice of termination). However, eFinancialCareers may terminate Mr. Benson’s employment at any time if he has been unable to perform his duties by reason of ill health or injury for 30 days in any period of 52 consecutive weeks; if he becomes of unsound mind or a patient for the purpose of any mental health statute, or bankrupt; if he is convicted of a crime other than one that in the opinion of the board of directors of eFinancialCareers does not affect his position as an employee of eFinancialCareers; or if he is guilty of any serious default or misconduct in connection with or affecting the business of eFinancialCareers, commits any serious or repeated breach of his obligations under his employment, is guilty of serious neglect or negligence in the performance of his duties or behaves in a manner which is likely to bring eFinancialCareers into disrepute or which seriously impairs his ability to perform his duties.
Upon any termination, Mr. Benson, his spouse and eligible dependents will be entitled to continued medical and dental benefits at active-employee rates for a period of 12 months following termination, and such benefits will not be reduced by benefits obtained from a subsequent employer.
Equity Award Provisions
According to the terms of our 2005 Omnibus Stock Plan and our 2007 Equity Award Plan, if a named executive officer's employment is terminated due to their death or disability or for any other reason except by us for cause, the unvested portion of their equity awards will expire on the date they are terminated. The vested portion of stock option awards will remain exercisable until the earlier of either the expiration of the option period or 12 months after such termination in the case of termination due to death or disability, or 90 days after any other termination other than termination by us for cause.
If we terminate any named executive officer’s employment for cause, both the unvested equity awards and vested portions of the stock options will terminate on the same date their employment is terminated.
The treatment of equity awards after termination of an executive officer's employment by us with or without regard to whether a change in control has occurred is described below for each executive. The executive's employment agreements previously provided for accelerated vesting of stock options upon certain terminations of employment, and were silent as to the vesting of restricted stock. The employment agreements were amended to treat restricted stock and other stock and stock-based awards in a manner that is consistent with the treatment of stock options for vesting acceleration purposes, as approved by the Compensation Committee in March 2011.
Scot W. Melland
If Mr. Melland’s employment is terminated by us without cause prior to a change of control, he will be entitled to a lump sum severance payment of one times the sum of his then current annual salary plus his then current target bonus, and accelerated vesting of 25% of his then unvested stock awards.
If Mr. Melland’s employment is terminated following a change of control, either by us without cause or by him for good reason, he will be entitled to a lump sum severance payment of 117% of the sum of (i) his then current annual salary plus (ii) his then current target bonus, and all of his outstanding stock awards will immediately become vested and exercisable.
Mr. Melland will be entitled to an additional lump sum payment equal to 50% of his then current annual salary if, within 60 days after any termination, he enters into a written separation agreement containing a covenant not to engage in any business that competes with us, solicit our employees, or disparage us for a period of 18 months following such termination. Mr. Melland will also be entitled to this lump sum payment if we do not negotiate such a separation agreement with him within 60 days following his termination.
In accordance with the terms of the employment agreement entered into by Mr. Melland, the stock options granted to him will immediately become fully vested and exercisable on the date of any change of control and will remain exercisable until expiration of the relevant option periods.
Michael P. Durney
If Mr. Durney’s employment is terminated by us without cause prior to a change of control, we will provide him with a severance payment in an amount equal to his then current annual salary, provided he executes and delivers a release form prepared by us. In the event of such termination, all of Mr. Durney’s outstanding stock awards will immediately become vested.
If Mr. Durney’s employment is terminated either by us without cause or by him for good reason within 12 months following a change of control, he will be entitled to a lump sum severance payment of one times the sum of his then current annual salary plus his then current target bonus (or, if higher, the amount of bonus attributable to a calendar year’s service paid to the executive immediately prior to the change of control), and all outstanding stock awards will immediately become vested and exercisable.
Thomas M. Silver
If Mr. Silver’s employment is terminated by us without cause prior to a change of control, he will be entitled to a lump sum severance payment of one times his then current annual base salary and accelerated vesting of 25% of his then unvested stock awards.
If Mr. Silver’s employment is terminated either by us without cause or by him for good reason following a change of control, he will be entitled to a lump sum severance payment of one times the sum of his then current annual salary plus his then current target bonus, and all outstanding stock awards will immediately become vested.
Brian P. Campbell
If Mr. Campbell’s employment is terminated by us without cause before a change of control, he will be entitled to a lump sum severance payment of 75% of his then current annual salary.
If Mr. Campbell’s employment is terminated either by us without cause or by him for good reason within 12 months following a change of control, he will be entitled to receive a lump sum severance payment equal to one times his then current annual salary plus the amount of his most recently paid regular annual bonus, excluding special bonuses (or, if higher, the amount of bonus attributable to a calendar year’s service paid to him immediately prior to the change of control), and all outstanding stock awards will immediately become vested and exercisable.
John P.R. Benson
If Mr. Benson’s employment is terminated by us because Mr. Benson is unable to perform his duties as a result of ill health or injury, he will be entitled, for so long as his employment continues, to his salary during any period of incapacity of not more than 30 days in any period of 52 consecutive weeks. With the exception of the six months advance written notice of termination of employment (other than for cause), Mr. Benson is not entitled to any severance payments or to any acceleration of the vesting of his outstanding stock awards upon the termination by us prior to a change of control.
If Mr. Benson's employment is terminated either by us without cause or by him for good reason within 12 months following a change of control, he will be entitled to receive a lump sum severance payment equal to one times his then current annual salary plus his then current target bonus, all outstanding stock awards will immediately become vested and exercisable, and all restricted stock and other equity-based awards shall be fully vested.

Termination Payments
The following table sets forth the payments each of our named executive officers would have received if their employment had been terminated by us without cause on December 31, 2011 and there was no change of control.

Name	Benefit	Amount Payable for Termination Without Cause
Scot W. Melland	Cash Severance	$1,000,000
	Medical and Dental Benefits	17,199
	*Option Acceleration Value	199,748
	**Restricted Stock Acceleration Value	166,836
	Entry into a Separation Agreement with us	250,000

Michael P. Durney	Cash Severance	365,650
	Medical and Dental Benefits	10,965
	*Option Acceleration Value	532,663
	**Restricted Stock Acceleration Value	356,470

Thomas M. Silver	Cash Severance	325,000
	Medical and Dental Benefits	17,199
	*Option Acceleration Value	115,598
	**Restricted Stock Acceleration Value	87,563

Brian P. Campbell	Cash Severance	218,244
	Medical and Dental Benefits	17,199

John P.R. Benson(1)	Cash Severance	116,800
	Medical and Dental Benefits	3,791

*
Option acceleration values reflect the cash-out value of the non-vested options equal to their spread (fair value of the underlying stock as of December 31, 2011 less the exercise price as determined under the applicable equity plan) at the assumed payment date, which is December 31, 2011. Under the 2005 Omnibus Stock Plan, the exercise price is equal to the average of the highest and lowest sale prices of the stock on the date prior to the date of determination. Under the 2007 Equity Award Plan, the exercise price is equal to the closing price of the stock on the date of determination.

**	Restricted stock acceleration values reflect the value of the non-vested shares equal to their fair value of the underlying stock as of December 31, 2011.

(1)
Cash severance amounts for Mr. Benson represent the cash equivalent of approximately six months advance notice of termination of employment. All amounts for Mr. Benson have been converted from British Pounds to U.S. dollars at an exchange rate of US$1.60 for each £1.

Change of Control Termination
The following table sets forth the payments each of our named executive officers would have received if, following a change of control, their employment had been terminated by us without cause, or by them (other than Mr. Benson) for good reason on December 31, 2011.

Name	Benefit	Amount Payable for Termination Without Cause or for Good Reason
Scot W. Melland	Cash Severance	$1,170,000
	Medical and Dental Benefits	17,199
	*Option Acceleration Value	798,994
	**Restricted Stock Acceleration Value	667,345
	Entry into a Separation Agreement with us	250,000

Michael P. Durney	Cash Severance	776,550
	Medical and Dental Benefits	10,965
	*Option Acceleration Value	532,663
	**Restricted Stock Acceleration Value	356,470

Thomas M. Silver	Cash Severance	520,000
	Medical and Dental Benefits	17,199
	*Option Acceleration Value	462,393
	**Restricted Stock Acceleration Value	350,253

Brian P. Campbell	Cash Severance	476,392
	Medical and Dental Benefits	17,199
	*Option Acceleration Value	213,065
	**Restricted Stock Acceleration Value	149,220

John P.R. Benson(1)	Cash Severance	350,400
	Medical and Dental Benefits	3,791
	*Option Acceleration Value	213,065
	**Restricted Stock Acceleration Value	149,220

*
Option acceleration values reflect the cash-out value of the non-vested options equal to their spread (fair value of the underlying stock as of December 31, 2011 less the exercise price as determined under the applicable equity plan) at the assumed payment date, which is December 31, 2011. Under the 2005 Omnibus Stock Plan, the exercise price is equal to the average of the highest and lowest sale prices of the stock on the date prior to the date of determination. Under the 2007 Equity Award Plan, the exercise price is equal to the closing price of the stock on the date of determination.

**	Restricted stock acceleration values reflect the value of the non-vested shares equal to their fair value of the underlying stock as of December 31, 2011.

(1)	All amounts for Mr. Benson have been converted from British Pounds to U.S. dollars at an exchange rate of US$1.60 for each £1.

Board Compensation
Under the Company’s Corporate Governance Guidelines, non-employee director compensation is determined by the Compensation Committee in accordance with the policies and principles set forth in its charter. Directors who are also employees of the Company receive no additional compensation for service as a director.
The Company pays its independent directors an annual fee of $30,000. Mr. Wyman receives an additional $7,500 per year as chairman of our Compensation Committee and member of our Audit Committee. Mr. Barter receives an additional $15,000 per year as chairman of our Audit Committee.
Restricted stock of 5,000 shares each were issued to Messrs. Barter, Gordon and Wyman in April 2011 for their service on the board. The restriction is lifted one year after issuance of the stock if they are still serving on the board. We estimated the fair value of the award on the grant date using the value of the Company’s stock on the date of the grant.
Director Compensation Table for Fiscal 2011

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Total ($)
Scot W. Melland(2)	$—	$—	$—	$—
John W. Barter	45,000	79,700	—	124,700
H. Raymond Bingham(3)	—	—	—	—
Peter R. Ezersky (3)	—	—	—	—
David S. Gordon	30,000	79,700	—	109,700
David C. Hodgson(3)	—	—	—	—
William W. Wyman	37,500	79,700	—	117,200

(1)
Represents the aggregate grant date fair value of restricted stock granted during the year in accordance with the FASB ASC Topic 718, Stock Compensation. See Note 12 to our consolidated financial statements and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies—Stock and Stock-Based Compensation” in our Annual Report on Form 10-K for the assumption made in determining these values. On December 31, 2011, each of Messrs. Barter, Gordon and Wyman had 5,000 shares of restricted stock outstanding. On December 31, 2011, Mr. Wyman held options to purchase 60,000 shares of common stock at an exercise price of $4.19, all of which were vested. On December 31, 2011, Mr. Barter held options to purchase 42,094 shares of common stock at an exercise price of $7.11, all of which were vested. On December 31, 2011, Mr. Gordon held options to purchase 70,000 shares of common stock at an exercise price of $8.09, of which 61,250 options were vested. No other non-employee director had any shares of restricted stock outstanding and no other non-employee director had any outstanding stock options.

(2)	Mr. Melland is also an executive officer of our company. He does not receive an additional compensation for his services as a board member.

(3)	None of Messrs. Bingham, Ezersky, or Hodgson receives or have received any compensation for their service as members of our board of directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
The table below sets forth, as of February 29, 2012, information with respect to the beneficial ownership of our Common Stock by:

•	each of our directors and each of the executive officers named in the Summary Compensation Table under “Executive Compensation”;

•	each person who is known to be the beneficial owner of more than 5% of any class or series of our capital stock; and

•	all of our directors and executive officers as a group.
The amounts and percentages of Common Stock beneficially owned are reported on the basis of the regulations of the Commission governing the determination of beneficial ownership of securities. Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities.

Name and Address of Beneficial Owners	Shares of Common Stock Beneficially Owned
	Number of Shares	Percentage of Class
5% Stockholders
General Atlantic Partners 79, L.P.(1)(2)	5,508,455	8.6%
General Atlantic Partners 84, L.P.(1)(2)	523,196	*
GAP Coinvestments CDA, L.P.(1)(2)	1,145	*
GapStar, LLC(1)(2)	148,939	*
GAP- W, Holdings, L.P.(1)(2)	1,785,101	2.8%
GAP Coinvestments III, LLC(1)(2)	465,563	*
GAP Coinvestments IV, LLC(1)(2)	107,928	*
GAPCO GmbH& Co., KG(1)(2)	13,498	*
Quadrangle Capital Partners II LP(2)(3)	7,612,963	11.8%
Quadrangle Select Partners II LP(2)(3)	203,659	*
Quadrangle Capital Partners II-A LP(2)(3)	907,113	1.4%
Quadrangle GP Investors II LP(2)(3)	39,625	*
FMR LLC(4)	4,940,134	7.7%
Kornitzer Capital Management, Inc.(5)	3,893,325	6.0%
Waddell & Reed Financial, Inc.(6)	3,930,550	6.1%

Directors and Executive Officers
Scot W. Melland(7)(8)	3,105,093	4.6%
Michael P. Durney(7)(9)	1,412,114	2.2%
Thomas M. Silver(7)(10)	913,647	1.4%
Brian P. Campbell(7)(11)	318,157	*
John P.R. Benson(7)(12)	1,012,774	1.6%
John W. Barter(7)(13)	70,094	*
H. Raymond Bingham(1)(14)	8,553,825	13.3%
Peter R. Ezersky(15)	8,763,360	13.6%
David S. Gordon(10)(16)	286,142	*
David C. Hodgson(1)(14)	8,553,825	13.3%
William W. Wyman(7)(17)	96,000	*
All current directors and executive officers as a group (11 persons)(18)	24,701,758	35.2%

*	Less than 1%

(1)
General Atlantic LLC (“General Atlantic”) is the general partner of each of General Atlantic GenPar, L.P. (“GA GenPar”), General Atlantic Partners 79, L.P. (“GAP 79”), and GAP Coinvestments CDA, L.P. (“CDA”). GA GenPar is the general partner of General Atlantic Partners 84, L.P. and GAP-W Holdings, L.P. (“GAP-W”). The officers of GapStar, LLC (“GapStar”) and managing members of GAP Coinvestments III, LLC (“GAPCO III”) and GAP Coinvestments IV, LLC (“GAPCO IV”) are managing directors of General Atlantic. GAPCO Management GmbH (“GmbH Management”) is the general partner of GAPCO GmbH & Co. KG (“KG” and, together with GAP 79, GAP 84, GAP-W, CDA, GapStar, GAPCO III, GAPCO IV and GmbH Management, the “General Atlantic Stockholders”). There are 29 managing directors of GA (the “GA Managing Directors”). General Atlantic, GA GenPar, GAP 79, GAP 84, GAP-W, CDA, GapStar, GAPCO III, GAPCO IV, GmbH Management and KG and are a “group,” as defined in Rule 13d-5 of the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and may be deemed to own beneficially any aggregate of 8,553,825 shares of the Common Stock, which represents approximately 13.3% of the outstanding shares of Common Stock. David C. Hodgson is a GA Managing Director. Mr. Hodgson disclaims beneficial ownership of such shares beneficially owned by the General Atlantic Stockholders except to the extent of his pecuniary interest therein. H. Raymond Bingham is a GA Advisory Director. Mr. Bingham disclaims beneficial ownership of such shares beneficially owned by the General Atlantic Stockholders except to the extent of his pecuniary interest therein. Investment entities affiliated with General Atlantic have a minority ownership position in two entities that have broker-dealer subsidiaries: Pierpont Securities Holdings LLC (“Pierpont”) and Getco Holding Company, LLC (“Getco”). Pierpont has one wholly-owned broker-dealer subsidiary, Pierpont Securities LLC, and Getco has three wholly-owned broker-dealer subsidiaries, CTEG, LLC, Getco Execution Services, LLC and Getco Securities, LLC. Each of the General Atlantic Stockholders acquired its shares in the ordinary course of business and at the time of the acquisition of such shares did not have any arrangements or understandings with any person to distribute the securities. The mailing address for the General Atlantic Stockholders (other than KG and GmbH Management) is c/o General Atlantic Service Company, LLC, 3 Pickwick Plaza, Greenwich, CT 06830. The mailing address for KG and GmbH Management is c/o General Atlantic GmbH, Koenigsallee 63, 40212 Düsseldorf, Germany.

(2)
Given the terms of the Institutional Shareholder Agreement (as described under “Certain Relationships and Related Person Transactions—Stockholder Agreement”), the General Atlantic Stockholders and the Quadrangle Stockholders (as defined below) may be deemed to constitute a “group” that, as of the date set forth above, collectively beneficially owns approximately 17,317,185 shares of common stock, or 26.6% of the Company’s total number of shares of common stock outstanding for purposes of Section 13(d)(3) of the Exchange Act. Each of the General Atlantic Stockholders and the Quadrangle Stockholders disclaims beneficial ownership of the shares of common stock beneficially owned by the other parties to the Institutional Shareholder Agreement.

(3)
QCP GP Investors II LLC is the general partner of Quadrangle GP Investors II LP, which is the general partner of each of Quadrangle Capital Partners II LP, Quadrangle Select Partners II LP and Quadrangle Capital Partners II-A LP (collectively, the “Quadrangle Stockholders” and, together with Quadrangle GP Investors II LP, the “Quadrangle Entities”). QCP GP Investors II LLC disclaims beneficial ownership of the shares of common stock that may be deemed beneficially owned by the Quadrangle Entities or any of their affiliates. The investment committee of QCP GP Investors II LLC makes voting and investment decisions with respect to the securities held by the Quadrangle Entities. One of the members of the investment committee of QCP GP Investors II LLC is Peter R. Ezersky, who is a member of our board of directors. Each of Mr. Ezersky and the other members of the investment committee of QCP GP Investors II LLC disclaim ownership of such shares that may be deemed beneficially owned by the Quadrangle Entities or any of their affiliates. The mailing address for the Quadrangle Shareholders is 375 Park Avenue, New York, NY 10152.

(4)
Based solely on a Schedule 13G filed with the SEC on February 14, 2012. Fidelity Management & Research Company (“Fidelity”), 82 Devonshire Street, Boston, Massachusetts 02109, a wholly-owned subsidiary of FMR LLC and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 4,716,880 shares of the Common Stock as a result of acting as investment adviser to various investment companies registered under Section 8 of the Investment Company Act of 1940. Edward C. Johnson 3d and FMR LLC, through its control of Fidelity, and the funds each has sole power to dispose of the 4,716,880 shares owned by the Funds. Members of the family of Edward C. Johnson 3d, Chairman of FMR LLC, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC. The Johnson family group and all other Series B shareholders have entered into a shareholders' voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares. Accordingly, through their ownership of voting common shares and the execution of the shareholders' voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC. Neither FMR LLC nor Edward C. Johnson 3d has the sole power to vote or direct the voting of the shares owned directly by the funds, which power resides with the funds' boards of trustees. Fidelity carries out the voting of the shares under written guidelines established by the funds'

boards of trustees. Pyramis Global Advisors Trust Company ("PGATC"), 900 Salem Street, Smithfield, Rhode Island, 02917, an indirect wholly-owned subsidiary of FMR LLC and a bank as defined in Section 3(a)(6) of the Exchange Act, is the beneficial owner of 223,254 shares of the Common Stock as a result of its serving as investment manager of institutional accounts owning such shares. Edward C. Johnson 3d and FMR LLC, through its control of PGATC, each has sole dispositive power over 223,254 shares and sole power to vote or to direct the voting of 223,254 shares of Common Stock owned by the institutional accounts managed by PGATC as reported above.

(5)
Based solely on a Schedule 13G filed with the SEC on January 20, 2012. Kornitzer Capital Management, Inc. (“KCM”) is an investment adviser with respect to the shares of Common Stock for the accounts of other persons who have the right to receive, and the power to direct the receipt of, dividends from, or the proceeds from the sale of, the Common Stock. KCM has (i) sole power to vote or direct the vote of all of the shares, (ii) sole power to dispose or direct the disposition of 3,746,750 of the shares and (iii) shared power to dispose or direct the disposition of 146,575 of the shares. The business address for KCM is 5420 West 61st Place, Shawnee Mission, KS 66205.

(6)
Based solely on a Schedule 13G filed with the SEC on February 14, 2012. The shares are beneficially owned by one or more open-end investment companies or other managed accounts which are advised or sub-advised by Ivy Investment Management Company (“IICO”), an investment advisory subsidiary of Waddell & Reed Financial, Inc. (“WDR”) or Waddell & Reed Investment Management Company (“WRIMCO”), an investment advisory subsidiary of Waddell & Reed, Inc. (“WRI”). WRI is a broker-dealer and underwriting subsidiary of Waddell & Reed Financial Services, Inc., a parent holding company (“WRFSI”). In turn, WRFSI is a subsidiary of WDR, a publicly traded company. The investment advisory contracts grant IICO and WRIMCO all investment and/or voting power over securities owned by such advisory clients. The investment sub-advisory contracts grant IICO and WRIMCO investment power over securities owned by such sub-advisory clients and, in most cases, voting power. Any investment restriction of a sub-advisory contract does not restrict investment discretion or power in a material manner. Therefore, IICO and/or WRIMCO may be deemed the beneficial owner of the securities covered by this statement under Rule 13d-3 of the Securities Exchange Act of 1934 (the “1934 Act”). IICO, WRIMCO, WRI, WRFSI and WDR are of the view that they are not acting as a “group” for purposes of Section 13(d) under the 1934 Act. Indirect “beneficial ownership” is attributed to the respective parent companies solely because of the parent companies' control relationship to WRIMCO and IICO. The following entities have sole power to vote or direct the vote of the following number of shares: WDR, 3,930,550 (indirect); WRFSI, 2,912,050 (indirect); WRI, 2,912,050 (indirect); WRIMCO, 2,912,050 (direct); and IICO, 1,018,500 (direct). The following entities have sole power to dispose or direct the disposition of the following number of shares: WDR, 3,930,550 (indirect); WRFSI, 2,912,050 (indirect); WRI, 2,912,050 (indirect); WRIMCO, 2,912,050 (direct); and IICO, 1,018,500 (direct). The business address for these entities is 6300 Lamar Avenue, Overland Park, KS 66202.

(7)	Such person’s business address is c/o Dice Holdings, Inc., 1040 Avenue of the Americas, 16th Floor, New York, NY 10018.

(8)	This amount includes options to purchase 2,860,777 shares of Common Stock that are vested and exercisable or will become vested and exercisable within 60 days.

(9)	This amount includes options to purchase 1,251,923 shares of Common Stock that are vested and exercisable or will become vested and exercisable within 60 days.

(10)	This amount includes options to purchase 859,673 shares of Common Stock that are vested and exercisable or will become vested and exercisable within 60 days.

(11)	This amount includes options to purchase 287,945 shares of Common Stock that are vested and exercisable or will become vested and exercisable within 60 days.

(12)
This amount includes 60,285 shares held by John Benson and Denton & Co Trustees Limited, Mr. Benson’s pension plan. This amount also includes options to purchase 462,180 shares of common stock that are vested and exercisable or will become vested and exercisable within 60 days.

(13)	This amount includes options to purchase 42,094 shares of Common Stock that are vested and exercisable or will become vested and exercisable within 60 days.
(14) Such person’s business address is c/o General Atlantic Service Company, LLC, 3 Pickwick Plaza, Greenwich, CT 06830.
(15) Mr. Ezersky is on the investment committee of QCP GP Investors II LLC, which is the general partner of Quadrangle GP Investors II LP. Quadrangle GP Investors II LP is the general partner of Quadrangle Capital Partners II LP, Quadrangle Select Partners II LP and Quadrangle Capital Partners II-A LP, and Mr. Ezersky may therefore be deemed to share beneficial ownership of 8,763,360 shares of Common Stock owned by the Quadrangle Entities. Mr. Ezersky expressly disclaims beneficial ownership of the shares owned by the Quadrangle Entities or any of their affiliates. Mr. Ezersky’s business address is c/o Quadrangle Group LLC, 375 Park Avenue, New York, NY 10152.
(16) This amount includes options to purchase 70,000 shares of Common Stock that are vested and exercisable or will become vested and exercisable within 60 days.
(17) This amount includes options to purchase 60,000 shares of Common Stock that are vested and exercisable or will become vested and exercisable within 60 days.
(18) This amount includes (a) options to purchase 6,035,829 shares of Common Stock that are vested and exercisable or will become vested and exercisable within 60 days, (b) 8,553,825 shares owned by the General Atlantic Stockholders, which may be deemed to be beneficially owned by Messrs. Hodgson and Bingham and (c) 8,763,360 shares owned by the Quadrangle Stockholders, which may be deemed to be beneficially owned by Mr. Ezersky. See also footnotes (1), (2), (3) and (13) above.
Section 16(a) Beneficial Ownership Reporting Compliance
Based upon a review of filings with the Commission and written representations that no other reports were required, we believe that all of our directors, executive officers and beneficial owners of more than 10% of our Common Stock complied during fiscal 2011 with the reporting requirements of Section 16(a) of the Exchange Act, with the exception of John Barter, who, due to administrative error, filed one late report relating to one transaction.

ITEMS TO BE VOTED ON
Proposal 1: Election of Directors
The current term of office of the Company’s Class II Director expires at the 2012 Annual Meeting. The Board proposes that the following nominee, currently serving as director, be re-elected for a new term of three years or until his successor is duly elected and qualified. The nominee has consented to serve if elected. If he becomes unavailable to serve as a director before the Annual Meeting, the board may designate a substitute nominee. In that case, the persons named as proxies will vote for the substitute nominee designated by the board. See “Directors and Corporate Governance—Board Structure—Composition of our Board of Directors,” for a full biography of the nominee.
H. Raymond Bingham
Directors are elected by a plurality of the votes cast at the Annual Meeting by the holders of shares present in person or represented by proxy at the meeting and entitled to vote in the election. Our Principal Stockholders control approximately 26.6% of the vote for the election of the Class II Director. As a result of its shareholdings, the Principal Stockholders have the ability to significantly influence the election of the Class II Director. The Company expects the Principal Stockholders will vote FOR the approval of the nominee for the Class II Director.
THE BOARD RECOMMENDS A VOTE “FOR” EACH OF THE PERSONS NOMINATED BY THE BOARD.

Proposal 2: Ratification of Selection of Independent Registered Public Accounting Firm
The Audit Committee has selected Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012. Services provided to the Company and its subsidiaries by Deloitte & Touche LLP in fiscal 2011 are described below under “—Principal Accounting Fees and Services.”
Deloitte & Touche LLP, an independent registered public accounting firm, has served as the Company’s auditors since the Company’s incorporation in 2005. Representatives of Deloitte & Touche LLP will be present at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so and to respond to appropriate questions from stockholders.
Stockholder approval is not required for the selection of Deloitte & Touche LLP since the Audit Committee has the responsibility for the selection of auditors. However, the selection is being submitted for approval at the Annual Meeting. In the event the stockholders do not ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm for fiscal 2012, the selection will be reconsidered by the Audit Committee and the board. Even if the selection of Deloitte & Touche LLP is ratified by our stockholders, the Audit Committee, in its discretion, may select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our stockholders.
The affirmative vote of a majority in voting power of shares of Common Stock present in person or represented by proxy and entitled to vote is needed to ratify the selection of Deloitte & Touche LLP as our independent registered public accounting firm. Our Principal Stockholders control approximately 26.6% of the vote for the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm. As a result of their shareholdings, the Principal Stockholders have the ability to significantly influence the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012. The Company expects the Principal Stockholders will vote FOR the ratification of the selection of Deloitte & Touche LLP as our independent registered public accounting firm for fiscal 2012.
THE BOARD RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL 2012.
Policy for Approval of Audit and Permitted Non-Audit Services
The Audit Committee has adopted a policy governing the pre-approval by the Audit Committee of all services, audit and non-audit, to be provided to the Company by its independent registered public accounting firm. Under the policy, the Audit Committee has generally pre-approved the provision by the Company’s independent registered public accounting firm of specific audit, audit related, tax and other non-audit services, subject to the fee limits established from time to time by the Audit Committee, as being consistent with auditor independence.

Principal Accounting Fees and Services
The firm of Deloitte & Touche LLP and the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the “Deloitte Entities”) conducted the 2011 and 2010 audits of the Company’s financial statements. Fees billed by the Deloitte Entities to the Company for services provided during the 2011 and 2010 fiscal years were as follows:

	Fiscal 2011	Fiscal 2010
Audit fees(1)	$443,470	$444,456
Audit-related fees(2)	35,100	61,295
Tax fees(3)	112,365	97,054
All other fees(4)	—	51,461
Total fees for services provided	$590,935	$654,266

(1)
Audit fees are fees billed by the Deloitte Entities for professional services for the audit of the Company’s annual financial statements and the audit of internal control over financial reporting. Audit fees also include fees billed for professional services for the review of financial statements included in the Company’s quarterly reports on Form 10-Q and for services that are normally provided by the Deloitte Entities in connection with statutory and regulatory filings or engagements.

(2)
Audit related fees are fees billed by the Deloitte Entities for assurance and related services that are related to the performance of the audit or review of the Company’s financial statements and are not reported as audit fees in (1) above. These services include services related to the Company’s filing of a registration statement and secondary offering of common stock.

(3)	Tax fees are fees billed by the Deloitte Entities for tax consulting and compliance services and tax acquisition and tax due diligence services.

(4)	All other fees are fees billed by the Deloitte Entities for consulting on the structure of legal entities for WorldwideWorker.
Proposal 3: Advisory Approval of the Company's Executive Compensation
We are committed to strong corporate governance. As part of this commitment, and in compliance with Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”)) and the related rules of the SEC, we are submitting to our stockholders for approval a non-binding resolution to ratify named executive officer compensation, as described in the Compensation Discussion and Analysis and the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in this Proxy Statement. We are submitting this proposal because we believe that both we and our stockholders benefit from responsive corporate governance policies and constructive and consistent dialogue. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. This proposal gives our stockholders the opportunity to endorse or not endorse our executive pay program and policies through the following resolution:

“RESOLVED, that the shareholders approve, on an advisory basis, the Company's named executive officer compensation, as described in the Compensation Discussion and Analysis and the tabular disclosure regarding named executive officer compensation (together with the accompanying narrative disclosure) in the Proxy Statement for this meeting.”

In considering your vote, you are encouraged to read “Executive Compensation,” the accompanying compensation tables, and the related narrative disclosure. Because your vote is advisory, it will not be binding on the Board of Directors. However, the Board of Directors and the Compensation Committee expect to take into account the outcome of the vote when considering future executive compensation decisions to the extent they can determine the cause or causes of any significant negative voting results.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THIS PROPOSAL

Proposal 4: Approval of the Dice Holdings, Inc. 2012 Omnibus Equity Award Plan
Shareholders are asked to approve the 2012 Equity Plan. The Board has adopted and approved the 2012 Equity Plan subject to shareholder approval. A copy of the 2012 Equity Plan is attached as Annex I to this proxy statement. The Board recommends a vote FOR the approval of the 2012 Equity Plan.
Reasons Why You Should Vote in Favor of the Approval of the 2012 Equity Plan
The Board recommends a vote for the approval of the 2012 Equity Plan because it believes the plan is in the best interests of the Company and its shareholders for the following reasons:

•
Performance based. The 2012 Equity Plan is generally intended to provide incentive compensation and performance compensation awards that qualify as performance-based compensation within the meaning of Section 162(m) of the Code.

•
Attracts and retains talent. Talented executives and employees are essential to executing our business strategies. The purpose of the 2012 Equity Plan is to promote the success of the Company by giving the Company a competitive edge in attracting, retaining and motivating key personnel and providing participants with a plan that provides incentives directly related to increases in the value of the Company.

•
Aligns director, employee and stockholder interests. We currently provide long-term incentives primarily by (i) compensating participants with equity awards, including incentive compensation awards measured by reference to the value of the Company's equity, (ii) rewarding such participants for the achievement of performance targets with respect to a specified performance period and (iii) motivating such participants by giving them opportunities to receive awards directly related to such performance. If the 2012 Equity Plan is approved, we will be able to maintain our means of aligning the interests of key personnel with the interests of our stockholders.

•
Supersedes Prior Plans with a comprehensive program. The approval of the 2012 Equity Plan by our stockholders is critical because it will replace the Dice Holdings, Inc. 2007 Equity Award Plan and the Dice Holdings, Inc. 2005 Omnibus Stock Plan (which we refer to as the “Prior Plans”) with the means to choose between multiple types of equity-based awards and to provide such awards to key personnel at various affiliates of the Company. Furthermore, we believe it is good practice to make all future equity compensation and performance-based awards from one plan.

Summary of Sound Governance Features of the 2012 Equity Plan
The Board and the Compensation Committee of the Board believe the 2012 Equity Plan contains several features that are consistent with the interests of our shareholders and the shareholders of the Company and sound corporate governance practices, including the following:

•
No “evergreen” provision. The number of shares of our common stock available for issuance under the 2012 Equity Plan is fixed and will not adjust based upon the number of shares outstanding. We currently expect the number of shares authorized for issuance under the 2012 Equity Plan will be sufficient to provide for future awards for approximately three years, at which time we expect to ask our shareholders to approve an additional share authorization.

•
Will not be overly dilutive to our shareholders. Subject to adjustment, the maximum number of shares of our common stock authorized for issuance under the 2012 Equity Plan is 4,000,000 shares of our common stock plus any shares of our common stock that are available for issuance under the Prior Plans as of the date that the 2012 Equity Plan is approved by our stockholders or that become available after the date that the 2012 Equity Plan is approved by our stockholders for issuance upon cancellation or expiration of awards granted under the Prior Plans to the extent not exercised or settled. If the 2012 Equity Plan is approved by the Company's shareholders, no new awards will be granted under the Prior Plans and any shares of our common stock available for issuance under the Prior Plans that are not subject to outstanding awards will no longer be available for issuance.

•
Stock option exercise prices and SAR grant prices will not be lower than the fair market value on the grant date. The 2012 Equity Plan prohibits granting stock options with exercise prices and stock appreciation rights (which are referred to herein as SARs) with grant prices lower than the fair market value of a share of our common stock on the grant date, subject to potential exceptions in connection with the issuance or assumption of awards in connection with certain mergers, consolidations, acquisitions of property or stock or reorganizations.

•	No repricing or exchange without shareholder approval. The 2012 Equity Plan prohibits the repricing of outstanding stock options or SARs without shareholder approval.

•
“Clawback” provisions. The 2012 Equity Plan contains “clawback” provisions, which provide that the Compensation Committee may include in an award, that if a participant is determined by the Compensation Committee to have violated a noncompete, nonsolicit, nondisclosure or other agreement or taken action that would constitute a “detrimental activity,” as that term is defined in the 2012 Equity Plan, all rights of the participant under the 2012 Equity Plan and any agreements evidencing an award then held by the participant will terminate and be forfeited and the Compensation Committee may require the participant to surrender and return to the Company any shares received, and/or to repay any profits or any other economic value made or realized by the participant. To the extent required by applicable law (including without limitation Section 304 of the Sarbanes-Oxley Act of 2002 and Section 954 of the Dodd Frank Wall Street Reform and Consumer Protection Act), awards shall be subject to clawback, forfeiture or similar requirement.

Summary of the 2012 Equity Plan Features
The following is a summary of the material terms and conditions of the 2012 Equity Plan. This summary is qualified in its entirety by reference to the 2012 Equity Plan attached as Annex I to this proxy statement/prospectus. You are encouraged to read the 2012 Equity Plan in its entirety.
Administration. The Compensation Committee (or subcommittee thereof, if necessary for Section 162(m) of the Code) will administer the 2012 Equity Plan. The Compensation Committee will have the authority to determine the terms and conditions of any agreements evidencing any awards granted under the 2012 Equity Plan and to adopt, alter and repeal rules, guidelines and practices relating to the 2012 Equity Plan. The Compensation Committee will have full discretion to administer and interpret the 2012 Equity Plan and to adopt such rules, regulations and procedures as it deems necessary or advisable and to determine, among other things, the time or times at which the awards may be exercised and whether and under what circumstances an award may be exercised.
Eligibility. Any current or prospective employees, directors, officers, consultants or advisors of the Company or its affiliates who are selected by the Compensation Committee will be eligible for awards under the 2012 Equity Plan. The Compensation Committee will have the sole and complete authority to determine who will be granted an award under the 2012 Equity Plan.
Number of Shares Authorized. The 2012 Equity Plan provides for an aggregate of 4,000,000 shares of our common stock plus any shares of our common stock that are available for issuance under the Prior Plans as of the date that the 2012 Equity Plan is approved by our stockholders or that become available after the date that the 2012 Equity Plan is approved by our stockholders for issuance upon cancellation or expiration of awards granted under the Prior Plans to the extent not exercised or settled to be available for awards under the 2012 Equity Plan. No more than 3,000,000 shares of our common stock may be issued with respect to incentive stock options under the 2012 Equity Plan. No participant may be granted awards of options and stock appreciation rights with respect to more than 2,000,000 shares of our common stock in any 12-month period. No more than 1,000,000 shares of our common stock may be granted under the 2012 Equity Plan to any participant during a performance period (or with respect to each year if the performance period is more than one year). The maximum amount payable for an individual employee or officer under the 2012 Equity Plan for any single year during a performance period is $5,000,000 (with respect to each year if the performance period is more than one year). Shares of our common stock subject to awards are generally unavailable for future grant; provided, in no event shall such shares increase the number of shares of our common stock that may be delivered pursuant to incentive stock options granted under the 2012 Equity Plan. If any award granted under the 2012 Equity Plan expires, terminates, is canceled or forfeited without being settled or exercised, or if a stock appreciation right is settled in cash or otherwise without the issuance of shares, shares of our common stock subject to such award will again be made available for future grant. In addition, if any shares are surrendered or tendered to pay the exercise price of an award or to satisfy withholding taxes owed, such shares will again be available for grant under the 2012 Equity Plan. If there is any change in our corporate capitalization, the Compensation Committee in its sole discretion may make substitutions or adjustments to the number of shares reserved for issuance under the 2012 Equity Plan, the number of shares covered by awards then outstanding under the 2012 Equity Plan, the limitations on awards under the 2012 Equity Plan, the exercise price of outstanding options and such other equitable substitution or adjustments as it may determine appropriate.
Change in Capitalization. If there is a change in the Company's corporate capitalization in the event of a stock or extraordinary cash dividend, recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of our common stock or other relevant change in capitalization or applicable law or circumstances, such that the Compensation Committee determines that an adjustment is necessary or appropriate, then the Compensation Committee can make adjustments in a manner that it deems equitable.
Awards Available for Grant. The Compensation Committee may grant awards of non-qualified stock options, incentive

(qualified) stock options, SARs, restricted stock awards, restricted stock units, other stock-based awards, performance compensation awards (including cash bonus awards), other cash-based awards or any combination of the foregoing. Awards may be granted under the 2012 Equity Plan in assumption of, or in substitution for, outstanding awards previously granted by an entity acquired by the Company or with which the Company combines (which are referred to herein as Substitute Awards).
Stock Options. The Compensation Committee will be authorized to grant options to purchase shares of our common stock that are either “qualified,” meaning they are intended to satisfy the requirements of Section 422 of the Code for incentive stock options, or “non-qualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code. All options granted under the 2012 Equity Plan shall be non-qualified unless the applicable award agreement expressly states that the option is intended to be an “incentive stock option.” Options granted under the 2012 Equity Plan will be subject to the terms and conditions established by the Compensation Committee. Unless otherwise provided by the Compensation Committee in an award agreement, an option will vest and become exercisable with respect to 25% of the shares of our common stock subject to such option on the first anniversary of the vesting commencement date and with respect to an additional 6.25% on the last day of each three-month period following thereafter. Further, unless otherwise provided by the Compensation Committee in an award agreement, the unvested portion of an option shall expire upon termination of employment or service of the participant granted the option with the Company and its affiliates, and the vested portion of such option will remain exercisable for (i) one year following termination of employment or service with the Company and its affiliates by reason of such participant's death or disability, but not later than the expiration of the option period, or (ii) 90 days following termination of employment or service with the Company and its affiliates for any reason other than such participant's death or disability, and other than such participant's termination of employment or service with the Company and its affiliates for cause, but not later than the expiration of the option period, and both the unvested and the vested portion of an option will expire upon the termination of the participant's employment or service with the Company and its affiliates by the Company for cause. Under the terms of the 2012 Equity Plan, the exercise price of the options will not be less than the fair market value of our common stock at the time of grant (except with respect to substitute awards). Options granted under the 2012 Equity Plan will be subject to such terms, including the exercise price and the conditions and timing of exercise, as may be determined by the Compensation Committee and specified in the applicable award agreement. The maximum term of an option granted under the 2012 Equity Plan will be ten years from the date of grant (or five years in the case of a qualified option granted to a 10% shareholder), provided, that, if the term of a non-qualified option would expire at a time when trading in the shares of our common stock is prohibited by the Company's insider trading policy, the option's term shall be automatically extended until the 30th day following the expiration of such prohibition. Payment in respect of the exercise of an option may be made in cash, by check, by cash equivalent and/or shares of our common stock valued at the fair market value at the time the option is exercised (provided that such shares are not subject to any pledge or other security interest), or by such other method as the Compensation Committee may permit in its sole discretion, including: (i) in other property having a fair market value equal to the exercise price and all applicable required withholding taxes, (ii) if there is a public market for the shares of our common stock at such time, by means of a broker-assisted cashless exercise mechanism or (iii) by means of a “net exercise” procedure effected by withholding the minimum number of shares otherwise deliverable in respect of an option that are needed to pay the exercise price and all applicable required withholding taxes. The Compensation Committee may, in its sole discretion, at any time buy out for a payment in cash, or the delivery of shares of our common stock, or other property, an option previously granted to a participant.
Stock Appreciation Rights. The Compensation Committee will be authorized to award SARs under the 2012 Equity Plan. SARs will be subject to the terms and conditions established by the Compensation Committee. A SAR is a contractual right that allows a participant to receive, either in the form of cash, shares or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. An option granted under the 2012 Equity Plan may include SARs and SARs may also be awarded to a participant independent of the grant of an option. SARs granted in connection with an option shall be subject to terms similar to the option corresponding to such SARs, including with respect to vesting and expiration. Unless otherwise specified by the Compensation Committee in an award agreement, a SAR award will be subject to the same default vesting provisions as described above under “Stock Options.” Except as otherwise provided by the Compensation Committee (in the case of substitute awards or SARs granted in tandem with previously granted options), the strike price per share of our common stock for each SAR shall not be less than 100% of the fair market value of such share, determined as of the date of grant. A SAR granted independent of an option will have a maximum term of ten years from the date of grant. The remaining terms of the SARs shall be established by the Compensation Committee and reflected in the award agreement.
Restricted Stock and Restricted Stock Unit Awards. The Compensation Committee will be authorized to grant restricted stock under the 2012 Equity Plan. Awards of restricted stock will be subject to the terms and conditions established by the Compensation Committee. Restricted stock is common stock that generally is non-transferable and is subject to other restrictions determined by the Compensation Committee for a specified period.
The Compensation Committee will be authorized to award restricted stock unit awards. Restricted stock unit awards will be subject to the terms and conditions established by the Compensation Committee. Unless the Compensation Committee

determines otherwise, or specifies otherwise in an award agreement, if the participant terminates employment or services during the period of time over which all or a portion of the units are to be earned, then any unvested units will be forfeited. At the election of the Compensation Committee, the participant will receive a number of shares of common stock equal to the number of units earned or an amount in cash equal to the fair market value of that number of shares at the expiration of the period over which the units are to be earned or at a later date selected by the Compensation Committee, less an amount equal to any taxes required to be withheld. To the extent provided in an award agreement, the holder of outstanding restricted stock units shall be entitled to be credited with dividend equivalent payments upon the payment by the Company of dividends on shares of our common stock, either in cash or (at the sole discretion of the Compensation Committee) in shares of our common stock having a fair market value equal to the amount of such dividends, and interest may, at the sole discretion of the Compensation Committee, be credited on the amount of cash dividend equivalents at a rate and subject to such terms as determined by the Compensation Committee, which accumulated dividend equivalents (and interest thereon, if applicable) shall be payable at the same time as the underlying restricted stock units are settled.
Unless otherwise provided by the Compensation Committee in an award agreement: (i) the restricted period applicable to any restricted stock or restricted stock unit award will lapse with respect to 25% of the award on the first anniversary of the vesting commencement date and with respect to an additional 6.25% on the last day of each three-month period thereafter.Further, unless otherwise provided by the Compensation Committee in an award agreement, the unvested portion of restricted stock and restricted stock unit awards will terminate and be forfeited upon termination of employment or service of the participant granted the applicable award. The Committee may in its sole discretion accelerate the lapse of any or all of the restrictions on the restricted stock and restricted stock units which acceleration shall not affect any other terms and conditions of such awards.
Other Stock-Based Awards. The Compensation Committee will be authorized to grant awards of unrestricted shares of our common stock, rights to receive grants of awards at a future date, or other awards denominated in shares of our common stock under such terms and conditions as the Compensation Committee may determine and as set forth in the applicable award agreement.
Performance Compensation Awards. The Compensation Committee may grant any award under the 2012 Equity Plan in the form of a “Performance Compensation Award” by conditioning the number of shares earned or vested under the award on the satisfaction of certain “Performance Goals.” The Compensation Committee may establish these Performance Goals with reference to one or more of the following:

•	net earnings or net income (before or after taxes);

•	basic or diluted earnings per share (before or after taxes);

•	net revenue or net revenue growth;

•	gross revenue or gross revenue growth, gross profit or gross profit growth;

•	net operating profit (before or after taxes);

•	return measures (including, but not limited to, return on investment, assets, capital, gross revenue or gross revenue growth, invested capital, equity or sales);

•	cash flow measures (including, but not limited to, operating cash flow, free cash flow and cash flow return on capital), which may but are not required to be measured on a per-share basis;

•	earnings before or after taxes, interest, depreciation, and amortization (including EBIT and EBITDA);

•	gross or net operating margins;

•	productivity ratios;

•
share price (including, but not limited to, growth measures and total shareholder return; expense targets or cost reduction goals, general and administrative expense savings; and operating efficiency);

•	objective measures of customer satisfaction;

•	working capital targets;

•	measures of economic value added or other “value creation” metrics;

•	inventory control;

•	enterprise value;

•	sales;

•	shareholder return;

•	client retention;

•	competitive market metrics;

•	employee retention;

•	timely completion of new product rollouts;

•	timely launch of new facilities;

•	objective measures of personal targets, goals or completion of projects (including but not limited to succession and hiring projects, completion of specific acquisitions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting divisional or project budgets);

•	system-wide revenues;

•	royalty income;

•	cost of capital, debt leverage year-end cash position or book value;

•	strategic objectives, development of new product lines and related revenue, sales and margin targets, or international operations; or

•	any combination of the foregoing.

Any of the above Performance Goal elements can be stated as a percentage of another Performance Goal or used on an absolute, relative or adjusted basis to measure the performance of the Company and/or its affiliates or any divisions, operation, or business units, product lines, brands, business segment, administrative departments or combination thereof, as the Compensation Committee deems appropriate. Performance Goals may be compared to the performance of a group of comparator companies or a published or special index that the Compensation Committee deems appropriate or, stock market indices. The Compensation Committee also may provide for accelerated vesting of any award based on the achievement of Performance Goals. Any award that is intended to qualify as “performance-based compensation” under Section 162(m) of the Code will be granted, and Performance Goals for such an award will be established, by the Compensation Committee in writing not later than 90 days after the commencement of the performance period to which the Performance Goals relate, or such other period required under Section 162(m) of the Code; provided that the outcome is substantially uncertain at the time the Compensation Committee establishes the Performance Goal; and provided further that in no event will a Performance Goal be considered to be pre-established if it is established after 25% of the performance period (as scheduled in good faith at the time the Performance Goal is established) has elapsed. Before any payment is made in connection with any award intended to qualify as performance-based compensation under Section 162(m) of the Code, the Compensation Committee must certify in writing that the Performance Goals established with respect to such award have been achieved. In determining the actual amount of an individual participant's Performance Compensation Award for a performance period, the Compensation Committee may reduce or eliminate the amount of the Performance Compensation Award earned through the use of negative discretion consistent with Section 162(m) of the Code, if, in its sole judgment, such reduction or elimination is appropriate.
The Compensation Committee may also specify adjustments or modifications (to the extent it would not result in adverse results under Section 162(m) of the Code) to be made to the calculation of a Performance Goal for such performance period, based on and in order to appropriately reflect the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) extraordinary nonrecurring items and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year; (vi) acquisitions or divestitures; (vii) any other specific, unusual or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; (ix) discontinued operations and nonrecurring charges; and (x) a change in the Company's fiscal year.
Unless otherwise provided in the applicable award agreement, a participant shall be eligible to receive payment in respect of a performance compensation award only to the extent that (I) the Performance Goals for such period are achieved; and (II) all or some of the portion of such participant's performance compensation award has been earned for the performance period based on the application of the “Performance Formula” (as defined in the 2012 Equity Plan) to such Performance Goals.
Effect of a Change in Control. Unless otherwise provided in an award agreement, or any applicable employment, consulting, change in control, severance or other agreement between a participant and the Company, in the event of a change of control, if a participant's employment or service is terminated by the Company other than for cause (and other than due to death or disability) within the 12-month period following a change in control, then (i) all then-outstanding options and SARs will become immediately exercisable as of such participant's date of termination with respect to all of the shares subject to such option or SAR; (ii) the restricted period shall expire as of such participant's date of termination with respect to all of the then-outstanding shares of restricted stock or restricted stock units (including without limitation a waiver of any applicable Performance Goals); and (iii) awards previously deferred will be settled in full as soon as practicable following such participant's date of termination. All incomplete performance periods in effect on the date the change in control occurs will end on such date, and the Compensation Committee may (i) determine the extent to which Performance Goals with respect to each such performance period have been met based upon such audited or unaudited financial information or other information then available as it deems relevant and (ii) cause the participant to receive partial or full payment of Awards for each such performance period based upon the Compensation Committee's determination of the degree of attainment of Performance Goals, or assuming that the applicable “target” levels of performance have been attained or on such other basis determined by the Compensation Committee. In addition, the Compensation Committee may in its discretion and upon at least five days' notice to the affected persons, cancel any outstanding award and pay the holders, in cash, securities or other property (including of the acquiring or successor company), or any combination thereof, the value of such awards based upon the price per share of the Company's common stock received or to be received by other shareholders of the Company in the event. Notwithstanding the above, the Compensation Committee shall exercise such discretion over any award subject to Section 409A of the Code at the time such award is granted.
Nontransferability. Each award may be exercised during the participant's lifetime by the participant or, if permissible under applicable law, by the participant's guardian or legal representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a participant other than by will or by the laws of descent and distribution unless the Compensation Committee permits the award to be transferred to a permitted transferee (as defined in the 2012 Equity Plan).
Amendment. The 2012 Equity Plan will have a term of ten years. The Board may amend, suspend or terminate the 2012 Equity Plan at any time; however, shareholder approval to amend the 2012 Equity Plan may be necessary if the law or NYSE rules so require. No amendment, suspension or termination will impair the rights of any participant or recipient of any award without the consent of the participant or recipient.
The Compensation Committee may, to the extent consistent with the terms of any applicable award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any award theretofore granted or the associated award agreement, prospectively or retroactively; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any participant or any holder or beneficiary of any option theretofore granted shall not to that extent be effective without the consent of the affected participant, holder or beneficiary; and provided further that, without shareholder approval, (i) no amendment or modification may reduce the option price of any option or the strike price of any SAR, (ii) the Compensation Committee may not cancel any outstanding option and replace it with a new option (with a lower option price) or cancel any SAR and replace it with a new SAR (with a lower strike price), and (iii) no option or SAR may be exchanged for cash or another award. However, shareholder approval is not required with respect to clauses (i), (ii), and (iii) above for any action specifically permitted by Section 12 (Changes in Capital Structure and Similar Events) of the 2012 Equity Plan. In addition, none of the requirements described in the preceding clauses (i), (ii), and (iii) can be amended without the approval of our stockholders.
U.S. Federal Income Tax Consequences
The following is a general summary of the material U.S. federal income tax consequences of the grant and exercise and vesting of awards under the 2012 Equity Plan and the disposition of shares acquired pursuant to the exercise or settlement of such awards and is intended to reflect the current provisions of the Code and the regulations thereunder. This summary is not intended to be a complete statement of applicable law, nor does it address foreign, state, local and payroll tax considerations. Moreover, the U.S. federal income tax consequences to any particular participant may differ from those described herein by reason of, among other things, the particular circumstances of such participant.
Stock Options. The Code requires that, for treatment of an option as an incentive stock option, shares of our common stock acquired through the exercise of an incentive stock option cannot be disposed of before the later of (i) two years from the date of grant of the option, or (ii) one year from the date of exercise. Holders of incentive stock options will generally incur no federal income tax liability at the time of grant or upon exercise of those options. However, the spread at exercise will be an “item of tax preference,” which may give rise to “alternative minimum tax” liability for the taxable year in which the exercise occurs. If the holder does not dispose of the shares before two years following the date of grant and one year following the date of exercise, the difference between the exercise price and the amount realized upon disposition of the shares will constitute long-term capital gain or loss, as the case may be. Assuming both holding periods are satisfied, no deduction will be allowed to us for federal income tax purposes in connection with the grant or exercise of the incentive stock option. If, within two years following the date of grant or within one year following the date of exercise, the holder of shares acquired through the exercise of an incentive stock option disposes of those shares, the participant will generally realize taxable compensation at the time of such disposition equal to the difference between the exercise price and the lesser of the fair market value of the share on the date of exercise or the amount realized on the subsequent disposition of the shares, and that amount will generally be deductible by us for federal income tax purposes, subject to the possible limitations on deductibility under Sections 280G and 162(m) of the Code for compensation paid to executives designated in those Sections. Finally, if an incentive stock option becomes first exercisable in any one year for shares having an aggregate value in excess of $100,000 (based on the grant date value), the portion of the incentive stock option in respect of those excess shares will be treated as a non-qualified stock option for federal income tax purposes. No income will be realized by a participant upon grant of an option that does not qualify as an incentive stock option (“a non-qualified stock option”). Upon the exercise of a non-qualified stock option, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the underlying exercised shares over the option exercise price paid at the time of exercise and the participant's tax basis will equal the sum of the compensation income recognized and the exercise price. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections. In the event of a sale of shares received upon the exercise of a non-qualified stock option, any appreciation or depreciation after the exercise date generally will be taxed as capital gain or loss and will be long-term gain or loss if the holding period for such shares is more than one year.
SARs. No income will be realized by a participant upon grant of a SAR. Upon the exercise of a SAR, the participant will recognize ordinary compensation income in an amount equal to the fair market value of the payment received in respect of the SAR. The Company will be able to deduct this same amount for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.
Restricted Stock. A participant will not be subject to tax upon the grant of an award of restricted stock unless the participant otherwise elects to be taxed at the time of grant pursuant to Section 83(b) of the Code. On the date an award of restricted stock becomes transferable or is no longer subject to a substantial risk of forfeiture, the participant will have taxable compensation equal to the difference between the fair market value of the shares on that date over the amount the participant paid for such shares, if any, unless the participant made an election under Section 83(b) of the Code to be taxed at the time of grant. If the participant made an election under Section 83(b), the participant will have taxable compensation at the time of grant equal to the difference between the fair market value of the shares on the date of grant over the amount the participant paid for such shares, if any. If the election is made, the participant will not be allowed a deduction for amounts subsequently required to be returned to the Company. (Special rules apply to the receipt and disposition of restricted shares received by officers and directors who are subject to Section 16(b) of the Securities Exchange Act of 1934, as amended). The Company will be able to deduct, at the same time as it is recognized by the participant, the amount of taxable compensation to the participant for U.S. federal income tax purposes, but such deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.
Restricted Stock Units. A participant will not be subject to tax upon the grant of a restricted stock unit award. Rather, upon the delivery of shares or cash pursuant to a restricted stock unit award, the participant will have taxable compensation equal to the fair market value of the number of shares (or the amount of cash) the participant actually receives with respect to the award. The Company will be able to deduct the amount of taxable compensation to the participant for U.S. federal income tax purposes, but the deduction may be limited under Sections 280G and 162(m) of the Code for compensation paid to certain executives designated in those Sections.
Section 162(m). In general, Section 162(m) of the Code denies a publicly held corporation a deduction for U.S. federal income tax purposes for compensation in excess of $1,000,000 per year per person to its chief executive officer and the three other officers whose compensation is required to be disclosed in its proxy statement (excluding the chief financial officer), subject to certain exceptions. The 2012 Equity Plan is intended to satisfy an exception with respect to grants of options and SARs to covered employees. In addition, the 2012 Equity Plan is designed to permit certain awards of restricted stock, restricted stock units and other awards (including cash bonus awards) to be awarded as performance compensation awards intended to qualify under the “performance-based compensation” exception to Section 162(m) of the Code.
New Plan Benefits
It is not possible to determine the benefits or amounts that will be received by or allocated to participants under the 2012 Equity Plan because awards under the 2012 Equity Plan will be made at the discretion of the Compensation Committee (or subcommittee thereof, if necessary for Section 162(m) of the Code).
Vote Required
Under applicable NYSE rules and Treasury Regulations, the affirmative vote FOR by a majority of the votes cast at the special meeting, either in person or by proxy, by the holders of our common stock is required to approve this proposal.
THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THIS PROPOSAL
Other Matters
As of the mailing date of this proxy statement, the board of directors is not aware of any matters other than those referred to in the accompanying Notice of Annual Meeting of Stockholders that may properly be presented at the Annual Meeting. However, if any other matter is properly presented at the Annual Meeting, the proxy holders will vote as recommended by the board or, if no recommendation is given, in their own discretion.

OTHER PROCEDURAL MATTERS
Electronic Delivery of Proxy Materials and Annual Report
This proxy statement and the Company’s Annual Report on Form 10-K are available on the Investor Relations section of the Company’s website at www.investor.diceholdingsinc.com. You can save the Company the cost of producing and mailing documents to you, reduce the amount of mail you receive and help preserve environmental resources by consenting to access these documents over the Internet. If you consent, you will receive notice next year when these documents are available with instructions on how to view them and submit voting instructions. If you are a stockholder of record, you may sign up for this service by checking the appropriate box on the accompanying proxy card. If you hold your shares through a bank, broker or other holder of record, contact the record holder for information regarding electronic access of materials. Your consent to electronic access will remain in effect until you revoke it. If you choose electronic access, you may incur costs, such as telephone and Internet access charges, for which you will be responsible.
Reduce Duplicate Mailings—Householding
In accordance with notices to many stockholders who hold their shares through a bank, broker or other holder of record (a “street name stockholder”) and share a single address, only one annual report and proxy statement is being delivered to that address unless contrary instructions from any stockholder at that address were received. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. However, any such street name stockholder residing at the same address who wishes to receive a separate copy of this proxy statement or accompanying annual report may request a copy by contacting the bank, broker or other holder of record or the Company at: Dice Holdings, Inc., 1040 Avenue of the Americas, 16th Floor, New York, New York 10018 Attention: Investor Relations, or by calling Investor Relations at (212) 448-4181.
Proxy Solicitation Costs
The proxies being solicited under this proxy statement are being solicited by the board of directors of the Company. All expenses of this solicitation will be borne by the Company.
Directors, officers and other employees of the Company may, but without compensation other than their regular compensation and reimbursement of reasonable out-of-pocket expenses, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokers, fiduciaries, custodians and other nominees for their reasonable expenses in forwarding solicitation material to the beneficial owners of our Common Stock held in their names.
Stockholder Communications
Stockholders and interested parties may contact any of the Company’s directors, including the Chairman, the non-management directors as a group, the chairs of any committee of the board of directors or any committee of the board of directors by writing them as follows:
[Name(s)/Title(s)]
c/o Corporate Secretary
Dice Holdings, Inc.
1040 Avenue of the Americas, 16th Floor
New York, NY 10018
Concerns relating to accounting, internal controls or auditing matters should be communicated to the Company through the Corporate Secretary and will be handled in accordance with procedures established by the Audit Committee with respect to such matters.
Stockholder Proposals for Inclusion in 2013 Proxy Statement
Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in the Company’s proxy statement and for consideration at the next annual meeting of its stockholders by submitting their proposals to the Company’s Corporate Secretary at its principal executive office in a timely manner. In order to be included in the Company’s proxy statement for the 2013 Annual Meeting, stockholder proposals must be received by the Company no later than the close of business on November 18, 2012, and must otherwise comply with the requirements of Rule 14a-8.

Director Nominations and Other Stockholder Proposals for Presentation at the 2013 Annual Meeting
In addition, the Company’s by-laws establish an advance notice procedure with regard to certain matters, including stockholder proposals not included in the Company’s proxy statement, to be brought before an annual meeting of stockholders. In general, notice must be received by the Corporate Secretary not less than 90 days nor more than 120 days prior to the anniversary of the date of the prior year’s annual meeting of stockholders and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. Therefore, to be presented at the Company’s 2013 Annual Meeting, such a proposal must be received by the Company on or after December 22, 2012, but no later than January 21, 2013.
Any stockholder business may be excluded if the exclusion is permitted by the applicable regulations of the Commission. If a stockholder who has notified the Company of his, her or its intention to present a proposal at the annual meeting does not appear at such annual meeting, the Company need not present the proposal for a vote at such meeting.
The form of proxy and the proxy statement have been approved by the board of directors and are being mailed and delivered to the Company’s stockholders by its authority. This proxy statement is being mailed on or about March 19, 2012.

Scot W. Melland
Chairman, President and
March 14, 2012	Chief Executive Officer

Annex I

Dice Holdings, Inc.
2012 Omnibus Equity Award Plan

1.Purpose. The purpose of the Dice Holdings, Inc. 2012 Omnibus Equity Award Plan is to provide a means through which the Company and its Affiliates may attract and retain key personnel, including the services of experienced and knowledgeable non-executive directors, and to provide a means whereby directors, officers, employees, consultants and advisors (and prospective directors, officers, employees, consultants and advisors) of the Company and its Affiliates can acquire and maintain an equity interest in the Company, or be paid incentive compensation, including but not limited to incentive compensation measured by reference to the value of Common Stock or the results of operations of the Company, thereby strengthening their commitment to the welfare of the Company and its Affiliates and aligning their interests with those of the Company's shareholders. This Plan document is an omnibus document which includes, in addition to the Plan, separate sub-plans (“Sub-Plans”) that permit offerings of grants to employees of certain Designated Foreign Subsidiaries. Offerings under the Sub-Plans may be made in particular locations outside the United States of America and shall comply with local laws applicable to offerings in such foreign jurisdictions. The Plan shall be a separate and independent plan from the Sub-Plans, but the total number of shares of Common Stock authorized to be issued under the Plan applies in the aggregate to both the Plan and the Sub-Plans.

2.Definitions. The following definitions shall be applicable throughout the Plan.

(a)“Affiliate” means (i) any person or entity that directly or indirectly controls, is controlled by or is under common control with the Company and/or (ii) to the extent provided by the Committee, any person or entity in which the Company has a significant interest. The term “control” (including, with correlative meaning, the terms “controlled by” and “under common control with”), as applied to any person or entity, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such person or entity, whether through the ownership of voting or other securities, by contract or otherwise.

(b)“Award” means, individually or collectively, any Incentive Stock Option, Nonqualified Stock Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, Other Stock-Based Award and Performance Compensation Award granted under the Plan. For purposes of Section 5(c) of the Plan, “Award” and “Award under the Plan” shall also mean any stock-based award granted under a Prior Plan and outstanding on the Effective Date.

(c)“Beneficial Owner” has the meaning set forth in Rule 13d-3 promulgated under Section 13 of the Exchange Act.

(d)“Board” means the Board of Directors of the Company.

(e)“Cause” means, in the case of a particular Award, unless the applicable Award agreement states otherwise, (i)  the Company or an Affiliate having “cause” to terminate a Participant's employment or service, as defined in any employment, consulting, change in control, severance or any other agreement between the Participant and the Company or an Affiliate in effect at the time of such termination or (ii) in the absence of any such employment, consulting, change in control, severance or other agreement (or the absence of any definition of “cause” or term of similar import therein), (A) the Participant has failed to follow the lawful instructions of the Board or his or her direct superiors, in each case other than as a result of his or her incapacity due to physical or mental illness or injury, and such failure has resulted in, or could reasonably be expected to result in harm (whether financially, reputationally or otherwise) to the Company or an Affiliate (B) the Participant has engaged in conduct harmful (whether financially, reputationally or otherwise) to the Company or an Affiliate (C) the Participant having been convicted of, or plead guilty or no contest to, a felony or any crime involving as a material element fraud or dishonesty, (D) the willful misconduct or gross neglect of the Participant that has resulted in or could reasonably be expected to result in harm (whether financially, reputationally or otherwise) to the Company or an Affiliate, (E) the willful violation by the Participant of the written policies of the Company or any of its Affiliates, that has resulted in or could reasonably be expected to result in harm (whether financially, reputationally or otherwise) to the Company or an Affiliate; (F) the Participant's fraud or misappropriation, embezzlement or misuse of funds or property belonging to the Company (other than good faith expense account disputes); (G) the Participant's act of personal dishonesty which involves personal profit in connection with the Participant's employment or service with the Company or an Affiliate, or (H) the willful breach by the Participant of fiduciary duty owed to the Company or an Affiliate; provided, however, that the Participant shall be provided a 10-day period to cure any of the events or occurrences described in the immediately preceding clause (A) hereof, to the extent capable of cure during such 10-day period. Any determination of whether Cause exists shall be made by the Committee in its sole discretion.

(f)“Change in Control” shall, in the case of a particular Award, unless the applicable Award agreement (or any employment, consulting, change in control, severance or other agreement between a Participant and the Company or an Affiliate) states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon:

(i)the acquisition by any Person other than Quadrangle Capital Partners II LP (“Quadrangle”), General Atlantic Partners 79, L.P. (“General Atlantic”) or their respective Affiliates (each, individually an “Investor” and collectively, the “Investors”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more (on a fully diluted basis) of either (A) the then outstanding shares of Common Stock taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (I) any acquisition by the Company, or (II) any acquisition by any employee benefit plan sponsored or maintained by the Company; provided, however, that the foregoing exception for acquisitions by Quadrangle or General Atlantic, as applicable, shall cease to apply with respect to such Investor after the date on which such Investor ceases to have beneficial ownership of at least 10% of the Outstanding Company Common Stock;

(ii)individuals who, during any consecutive 24-month period, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board, provided, that any person becoming a director subsequent to the date hereof, whose election or nomination for election was approved by a vote of at least two-thirds of the Incumbent Directors then on the Board (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) shall be an Incumbent Director; provided, however, that no individual initially elected or nominated as a director of the Company as a result of an actual or threatened election contest, as such terms are used in Rule 14a-12 of Regulation 14A promulgated under the Exchange Act, with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director;

(iii)the approval by the shareholders of the Company of a plan of complete dissolution or liquidation of the Company; or

(iv)the consummation of a reorganization, recapitalization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company (a “Business Combination”), or sale, transfer or other disposition of all or substantially all of the business or assets of the Company to an entity that is not an Affiliate of the Company (a “Sale”), that in each case requires the approval of the Company's stockholders (whether for such Business Combination or Sale or the issuance of securities in such Business Combination or Sale), unless immediately following such Business Combination or Sale: (A) more than 50% of the total voting power of (x) the entity resulting from such Business Combination or the entity which has acquired all or substantially all of the business or assets of the Company in a Sale (in either case, the “Surviving Company”), or (y) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination or Sale (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination or Sale), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination or Sale, (B) no Person (other than any Investor or any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company), is or becomes the beneficial owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) and (C) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination or Sale were Board members at the time of the Board's approval of the execution of the initial agreement providing for such Business Combination or Sale.

(g)“Code” means the Internal Revenue Code of 1986, as amended, and any successor thereto. Reference in the Plan to any section of the Code shall be deemed to include any regulations or other interpretative guidance under such section, and any amendments or successor provisions to such section, regulations or guidance.

(h)“Committee” means the Compensation Committee of the Board or subcommittee thereof if required with respect to actions taken to obtain the exception for performance-based compensation under Section 162(m) of the Code or to comply with Rule 16b-3 of the Exchange Act in respect of Awards or, if no such Compensation Committee or subcommittee thereof exists, the Board.

(i)“Common Stock” means the common stock, par value $0.01 per share, of the Company (and any stock or other securities into which such common stock may be converted or into which it may be exchanged).

(j)“Company” means Dice Holdings, Inc., a Delaware corporation, and any successor thereto.

(k)“Date of Grant” means the date on which the granting of an Award is authorized, or such other date as may be specified in such authorization or, if there is no such date, the date indicated on the applicable Award agreement.

(l)“Designated Foreign Subsidiaries” means all Affiliates organized under the laws of any jurisdiction or country other than the United States of America that may be designated by the Board or the Committee from time to time.

(m)“Disability” means, unless in the case of a particular Award the applicable Award agreement states otherwise, the Company or an Affiliate having cause to terminate a Participant's employment or service on account of “disability,” as defined in any then-existing employment, consulting, change in control, severance or other agreement between the Participant and the Company or an Affiliate or, in the absence of such an employment, consulting, change in control, severance or other agreement (or in the absence of any definition of “disability” or term of similar import therein), a Participant's total disability as defined below and (to the extent required by Section 409A of the Code) determined in a manner consistent with Section 409A of the Code and the regulations thereunder:

(i)The Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

(ii)A Participant will be deemed to have suffered a Disability if determined to be totally disabled by the Social Security Administration. In addition, the Participant will be deemed to have suffered a Disability if determined to be disabled in accordance with a disability insurance program maintained by the Company.

(n)“Effective Date” means the date the Plan is approved by the shareholders of the Company.

(o)“Eligible Director” means a person who is (i) a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act, (ii) an “outside director” within the meaning of Section 162(m) of the Code and (iii) an “independent director” under the rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, or a person meeting any similar requirement under any successor rule or regulation.

(p)“Eligible Person” means any (i) individual employed by the Company or an Affiliate who satisfies all of the requirements of Section 6 of the Plan; provided, however, that no such employee covered by a collective bargaining agreement shall be an Eligible Person unless and to the extent that such eligibility is set forth in such collective bargaining agreement or in an agreement or instrument relating thereto; (ii) director or officer of the Company or an Affiliate; (iii) consultant or advisor to the Company or an Affiliate who may be offered securities registrable on Form S-8 under the Securities Act; or (iv) any prospective employees, directors, officers, consultants or advisors who have accepted offers of employment or consultancy from the Company or its Affiliates (and would satisfy the provisions of clauses (i) through (iii) above once he or she begins employment with or providing services to the Company or its Affiliates).

(q)“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Exchange Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(r)“Exercise Price” has the meaning given such term in Section 7(b) of the Plan.

(s)“Fair Market Value” means, on a given date, (i) if the Common Stock is listed on a national securities exchange, the closing sales price of the Common Stock reported on the primary exchange on which the Common Stock is listed and traded on such date, or, if there is no such sale on that date, then on the last preceding date on which such a sale was reported; (ii) if the Common Stock is not listed on any national securities exchange but is quoted in an inter-dealer quotation system on a last sale basis, the average between the closing bid price and ask price reported on such date, or, if there is no such sale on that date, then on the last preceding date on which a sale was reported; or (iii) if the Common Stock is not listed on a national securities exchange or quoted in an inter-dealer quotation system on a last sale basis, or if the Committee determines in its sole discretion that the shares of Common Stock are too thinly traded for Fair Market Value to be determined pursuant to clause (i) or (ii), the amount determined by the Committee in good faith to be the fair market value of the Common Stock.

(t)“Immediate Family Members” shall have the meaning set forth in Section 15(b)(ii) of the Plan.

(u)“Incentive Stock Option” means an Option which is designated by the Committee as an incentive stock option as described in Section 422 of the Code and otherwise meets the requirements set forth in the Plan.

(v)“Indemnifiable Person” shall have the meaning set forth in Section 4(f) of the Plan.

(w)“Investor” and “Investors” have the meaning given such term in the definition of “Change in Control”.

(x)“Negative Discretion” shall mean the discretion authorized by the Plan to be applied by the Committee to eliminate or reduce the size of a Performance Compensation Award consistent with Section 162(m) of the Code.

(y)“Nonqualified Stock Option” means an Option which is not designated by the Committee as an Incentive Stock Option.

(z)“Non-Employee Director” means a member of the Board who is not an employee of a member of the Company or any Affiliate.

(aa)“NYSE” means the New York Stock Exchange.

(bb)    “Option” means an Award granted under Section 7 of the Plan.

(cc)    “Option Period” has the meaning given such term in Section 7(c) of the Plan.

(dd)    “Other Stock-Based Award” means an Award granted under Section 10 of the Plan.

(ee)    “Participant” means an Eligible Person who has been selected by the Committee to participate in the Plan and to receive an Award pursuant to Section 6 of the Plan.

(ff)    “Performance Compensation Award” shall mean any Award designated by the Committee as a Performance Compensation Award pursuant to Section 11 of the Plan.

(gg)    “Performance Criteria” shall mean the criterion or criteria that the Committee shall select for purposes of establishing the Performance Goal(s) for a Performance Period with respect to any Performance Compensation Award under the Plan.

(hh)    “Performance Formula” shall mean, for a Performance Period, the one or more objective formulae applied against the relevant Performance Goal to determine, with regard to the Performance Compensation Award of a particular Participant, whether all, some portion or none of the Performance Compensation Award has been earned for the Performance Period.

(ii)    “Performance Goals” shall mean, for a Performance Period, the one or more goals established by the Committee for the Performance Period based upon the Performance Criteria.

(jj)    “Performance Period” shall mean the one or more periods of time, as the Committee may select, over which the attainment of one or more Performance Goals will be measured for the purpose of determining a Participant's right to, and the payment of, a Performance Compensation Award.

(kk)    “Permitted Transferee” shall have the meaning set forth in Section 15(b)(ii) of the Plan.

(ll)    “Person” has the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of Common Stock of the Company.

(mm)    “Plan” means this Dice Holdings, Inc. 2012 Omnibus Equity Award Plan.

(nn)    “Prior Plans” shall mean, as amended from time to time, the Dice Holdings, Inc. 2007 Equity Award Plan and the Dice Holdings, Inc. 2005 Omnibus Stock Plan.

(oo)    “Released Unit” shall have the meaning assigned to it in Section 9(f)(ii) of the Plan.

(pp)    “Restricted Period” means the period of time determined by the Committee during which an Award or a portion thereof is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.

(qq)    “Restricted Stock” means Common Stock, subject to certain specified restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(rr)     “Restricted Stock Unit” means an unfunded and unsecured promise to deliver shares of Common Stock, cash, other securities or other property, subject to certain restrictions (including, without limitation, a requirement that the Participant remain continuously employed or provide continuous services for a specified period of time), granted under Section 9 of the Plan.

(ss)    “SAR Period” has the meaning given such term in Section 8(c) of the Plan.

(tt)    “Securities Act” means the Securities Act of 1933, as amended, and any successor thereto. Reference in the Plan to any section of (or rule promulgated under) the Securities Act shall be deemed to include any rules, regulations or other interpretative guidance under such section or rule, and any amendments or successor provisions to such section, rules, regulations or guidance.

(uu)    “Stock Appreciation Right” or “SAR” means an Award granted under Section 8 of the Plan.

(vv)    “Strike Price” has the meaning given such term in Section 8(b) of the Plan.

(ww)    “Substitute Award” has the meaning given such term in Section 5(e) of the Plan.

(xx)    “Sub-Plans” has the meaning given such term in Section 1 of the Plan.

(yy)    “Vesting Commencement Date” has the meaning given such term in an applicable Award agreement under the Plan.

3.Effective Date; Duration. The Plan shall be effective as of the Effective Date. The expiration date of the Plan, on and after which date no Awards may be granted hereunder, shall be the tenth anniversary of the Effective Date; provided, however, that such expiration shall not affect Awards then outstanding, and the terms and conditions of the Plan shall continue to apply to such Awards.

4.Administration. (a) The Committee shall administer the Plan. The majority of the members of the Committee shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present or acts approved in writing by a majority of the Committee shall be deemed the acts of the Committee. To the extent required to comply with the provisions of Rule 16b-3 promulgated under the Exchange Act (if the Board is not acting as the Committee under the Plan) or necessary to obtain the exception for performance-based compensation under Section 162(m) of the Code, or any exception or exemption under the rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, as applicable, it is intended that each member of the Committee shall, at the time he or she takes any action with respect to an Award under the Plan, be an Eligible Director. However, the fact that a

Committee member shall fail to qualify as an Eligible Director shall not invalidate any Award granted or action taken by the Committee that is otherwise validly granted or taken under the Plan.

(b)    Subject to the provisions of the Plan and applicable law, the Committee shall have the sole and plenary authority, in addition to other express powers and authorizations conferred on the Committee by the Plan, to: (i) designate Participants; (ii) determine the type or types of Awards to be granted to a Participant; (iii) determine the number of shares of Common Stock to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, shares of Common Stock, other securities, other Awards or other property, or canceled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances the delivery of cash, Common Stock, other securities, other Awards or other property and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; (viii) establish, amend, suspend, or waive any rules and regulations and appoint such agents as the Committee shall deem appropriate for the proper administration of the Plan; (ix) accelerate the vesting, delivery or exercisability of, payment for or lapse of restrictions on, or waive any condition in respect of, Awards; and (x) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.

(c)    Except to the extent prohibited by applicable law or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it. Any such allocation or delegation may be revoked by the Committee at any time. Without limiting the generality of the foregoing, the Committee may delegate to one or more officers of the Company or any Affiliate the authority to act on behalf of the Committee with respect to any matter, right, obligation, or election which is the responsibility of or which is allocated to the Committee herein, and which may be so delegated as a matter of law, except for grants of Awards to persons (i) who are non-employee members of the Board or otherwise are subject to Section 16 of the Exchange Act or (ii) who are, or who are reasonably expected to be, “covered employees” for purposes of Section 162(m) of the Code.

(d)    The Committee shall have the authority to amend the Plan (including by the adoption of appendices or subplans) and/or the terms and conditions relating to an Award to the extent necessary to permit participation in the Plan by Eligible Persons who are located outside of the United States on terms and conditions comparable to those afforded to Eligible Persons located within the United States; provided, however, that no such action shall be taken without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including as necessary to prevent the Company from being denied a tax deduction on account of Section 162(m) of the Code).

(e)    Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award or any documents evidencing Awards granted pursuant to the Plan shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive and binding upon all persons or entities, including, without limitation, the Company, any Affiliate, any Participant, any holder or beneficiary of any Award, and any shareholder of the Company.

(f)    No member of the Board, the Committee or any employee or agent of the Company (each such person, an “Indemnifiable Person”) shall be liable for any action taken or omitted to be taken or any determination made with respect to the Plan or any Award hereunder (unless constituting fraud or a willful criminal act or omission). Each Indemnifiable Person shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense (including attorneys' fees) that may be imposed upon or incurred by such Indemnifiable Person in connection with or resulting from any action, suit or proceeding to which such Indemnifiable Person may be a party or in which such Indemnifiable Person may be involved by reason of any action taken or omitted to be taken or determination made under the Plan or any Award agreement and against and from any and all amounts paid by such Indemnifiable Person with the Company's approval (not to be unreasonably withheld), in settlement thereof, or paid by such Indemnifiable Person in satisfaction of any judgment in any such action, suit or proceeding against such Indemnifiable Person, and the Company shall advance to such Indemnifiable Person any such expenses promptly upon written request (which request shall include an undertaking by the Indemnifiable Person to repay the amount of such advance if it shall ultimately be determined as provided below that the Indemnifiable Person is not entitled to be indemnified); provided that the Company shall have the right, at its own expense, to assume and defend any such action, suit or proceeding and once the Company gives notice of its intent to assume the defense, the Company shall have sole control over such defense with counsel of the Company's choice. The foregoing right of indemnification shall not be available to an Indemnifiable Person to the extent that a final judgment or other final adjudication (in either case not subject to further appeal) binding upon such Indemnifiable Person determines that the acts or omissions or determinations of such Indemnifiable Person giving rise to the indemnification claim resulted from such Indemnifiable Person's fraud or willful criminal act or omission or that such right of indemnification is otherwise prohibited by law or by the Company's Certificate of Incorporation or Bylaws. The foregoing right of indemnification shall not be exclusive of or otherwise supersede any other rights of indemnification to which such Indemnifiable Persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, individual indemnification agreement or contract or otherwise, or any other power that the Company may have to indemnify such Indemnifiable Persons or hold them harmless.

(g)    Notwithstanding anything to the contrary contained in the Plan, the Board may, in its sole discretion, at any time and from time to time, grant Awards and administer the Plan with respect to such Awards. Any such actions by the Board shall be subject to the applicable rules of the NYSE or any other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted. In any such case, the Board shall have all the authority granted to the Committee under the Plan.

5.Grant of Awards; Shares Subject to the Plan; Limitations. (a) The Committee may, from time to time, grant Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Other Stock-Based Awards and/or Performance Compensation Awards to one or more Eligible Persons.

(b)    Awards granted under the Plan shall be subject to the following limitations: (i) subject to Section 12 of the Plan and subsection (e) below, no more than 4,000,000 shares of Common Stock plus any shares of Common Stock that are available for issuance under the Prior Plans as of the Effective Date or that become available after the Effective Date for issuance upon cancellation or expiration of awards granted under the Prior Plans to the extent not exercised or settled, may be delivered in the aggregate pursuant to Awards granted under the Plan; (ii) subject to Section 12 of the Plan, no more than 2,000,000 shares of Common Stock may be subject to grants of Options or SARs under the Plan to any single Participant during any 12-month period; (iii) subject to Section 12 of the Plan, no more than 3,000,000 shares of Common Stock may be delivered pursuant to the exercise of Incentive Stock Options granted under the Plan; (iv) subject to Section 12 of the Plan, no more than 1,000,000 shares of Common Stock may be delivered in respect of Performance Compensation Awards denominated in shares of Common Stock granted pursuant to Section 11 of the Plan to any Participant for a single Performance Period (or with respect to each single fiscal year in the event a Performance Period extends beyond a single fiscal year), or in the event such Performance Compensation Award is paid in cash, other securities, other Awards or other property, no more than the Fair Market Value of 1,000,000 shares of Common Stock on the last day of the Performance Period to which such Award relates; and (v) the maximum amount that can be paid to any individual Participant for a single fiscal year during a Performance Period (or with respect to each single year in the event a Performance Period extends beyond a single year) pursuant to a Performance Compensation Award denominated in cash described in Section 11(a) of the Plan shall be $5,000,000.

(c)    Shares of Common Stock shall be deemed to have been used in settlement of Awards whether or not they are actually delivered; provided, however, that if the Fair Market Value equivalent of such shares is paid in cash such shares shall again become available for other Awards under the Plan. In addition, shares of Common Stock issued upon exercise, vesting or settlement of an Award, or shares of Common Stock owned by a Participant are surrendered or tendered to the Company (either directly or by means of attestation) in payment of the Exercise Price of an Award or any taxes required to be withheld in respect of an Award, in each case, in accordance with the terms and conditions of the Plan and any applicable Award agreement, such surrendered or tendered shares shall again become available for other Awards under the Plan; provided, however, that in no event shall such shares increase the number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options granted under the Plan. In accordance with (and without limitation upon) the preceding sentence, if and to the extent an Award under the Plan expires, terminates or is canceled or forfeited for any reason whatsoever, including if shares are not issued on the settlement of SARs, without the Participant having received any benefit therefrom, the shares covered by such Award shall again become available for other Awards under the Plan. For purposes of the foregoing sentence, a Participant shall not be deemed to have received any “benefit” (i) in the case of forfeited Restricted Stock by reason of having enjoyed voting rights and dividend rights prior to the date of forfeiture or (ii) in the case of an Award canceled by reason of a new Award being granted in substitution therefor.

(d)    Shares of Common Stock delivered by the Company in settlement of Awards may be authorized and unissued shares, shares held in the treasury of the Company, shares purchased on the open market or by private purchase, or a combination of the foregoing. Following the Effective Date, no further awards shall be granted under any Prior Plan, provided that the Plan is approved by shareholders on the Effective Date.

(e)    Subject to Section 14(b), awards may, in the sole discretion of the Committee, be granted under the Plan in assumption of, or in substitution for, outstanding awards previously granted or an entity directly or indirectly acquired by the Company or with which the Company combines (“Substitute Awards”). The number of shares of Common Stock underlying any Substitute Awards shall not be counted against the aggregate number of shares of Common Stock available for Awards under the Plan; provided, further, that Substitute Awards issued in connection with the assumption of, or in substitution for, outstanding options intended to qualify as “incentive stock options” within the meaning of Section 422 of the Code that were previously granted by an entity that is acquired by the Company or any Affiliate through a merger or acquisition shall be counted against the aggregate number of shares of Common Stock available for Awards of Incentive Stock Options under the Plan. Subject to applicable stock exchange requirements, available shares under a stockholder approved plan of an entity directly or indirectly acquired by the Company or with which the Company combines (as appropriately adjusted to reflect the acquisition or combination transaction) may be used for Awards under the Plan and shall not reduce the number of shares of Common Stock available for delivery under the Plan.

6.Eligibility. Participation shall be limited to Eligible Persons who have entered into an Award agreement or who have received written notification from the Committee, or from a person designated by the Committee, that they have been selected to participate in the Plan.

7.Options. (a) Generally. Each Option granted under the Plan shall be evidenced by an Award agreement. Each Option so granted shall be subject to the conditions set forth in this Section 7, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. All Options granted under the Plan shall be Nonqualified Stock Options unless the applicable Award agreement expressly states that the Option is intended to be an Incentive Stock Option. Incentive Stock Options shall be granted only to Eligible Persons who are employees of the Company and its Affiliates, and no Incentive Stock Option shall be granted to any Eligible Person who is ineligible to receive an Incentive Stock Option under the Code. No Option shall be treated as an Incentive Stock Option unless the Plan has been approved by the shareholders of the Company in a manner intended to comply with the shareholder approval requirements of Section 422(b)(1) of the Code, provided that any Option intended to be an Incentive Stock Option shall not fail to be effective solely on account of a failure to obtain such approval, but rather such Option shall be treated as a Nonqualified Stock Option unless and until such approval is obtained. In the case of an Incentive Stock Option, the terms and conditions of such grant shall be subject to and comply with such rules as may be prescribed by Section 422 of the Code. If for any reason an Option intended to be an Incentive Stock Option (or any portion thereof) shall not qualify as an Incentive Stock Option, then, to the extent of such nonqualification, such Option or portion thereof shall be regarded as a Nonqualified Stock Option appropriately granted under the Plan.

(b)    Exercise Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the exercise price (“Exercise Price”) per share of Common Stock for each Option shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant); provided, however, that in the case of an Incentive Stock Option granted to an employee who, at the time of the grant of such Option, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate, the Exercise Price per share shall be no less than 110% of the Fair Market Value per share on the Date of Grant. Any modification to the Exercise Price of an outstanding Option shall be subject to the prohibition on repricing set forth in Section 14(b) of the Plan.

(c)    Vesting and Expiration.

(i)Options shall vest and become exercisable in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “Option Period”); provided, that if the Option Period (other than in the case of an Incentive Stock Option) would expire at a time when trading in the shares of Common Stock is prohibited by the Company's insider trading policy (or Company-imposed “blackout period”) or otherwise prohibited by law, the Option Period shall be automatically extended until the 30th day following the expiration of such prohibition but only to the extent such extension would not violate Section 409A; provided, however, that in no event shall the Option Period exceed five years from the Date of Grant in the case of an Incentive Stock Option granted to a Participant who on the Date of Grant owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Affiliate; provided, further, that notwithstanding any vesting or exercisability dates set by the Committee, the Committee may, in its sole discretion, accelerate the vesting and/or exercisability of any Option, which acceleration shall not affect the terms and conditions of such Option other than with respect to vesting and/or exercisability.

(ii)Notwithstanding anything to the contrary in the Plan, except as otherwise provided in the applicable Award Agreement or any applicable employment, consulting, change in control, severance or other agreement between a Participant and the Company or an Affiliate:

(A)
an Option shall vest and become exercisable with respect to twenty-five percent (25%) of the shares of Common Stock subject to such Option on the first anniversary of the Vesting Commencement Date and with respect to an additional six and one-quarter percent (6-1/4%) on the last day of each three-month period following thereafter;

(B)
the unvested portion of an Option shall expire upon termination of employment or service of the Participant granted the Option with the Company and its Affiliates, and the vested portion of such Option shall remain exercisable for (A) one year following termination of employment or service with the Company and its Affiliates by reason of such Participant's death or Disability, but not later than the expiration of the Option Period, or (B) 90 days following termination of employment or service with the Company and its Affiliates for any reason other than such Participant's death or Disability, and other than such Participant's termination of employment or service with the Company and its Affiliates for Cause, but not later than the expiration of the Option Period; and

(C)	both the unvested and the vested portion of an Option shall expire upon the termination of the Participant's employment or service with the Company and its Affiliates by the Company for Cause.

(d)    Other Terms and Conditions. Except as specifically provided otherwise in an Award agreement, each Option granted under the Plan shall be subject to the following terms and conditions:

(i)    Each Option or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof.
(ii)    Each share of Common Stock purchased through the exercise of an Option shall be paid for in full at the time of the exercise. Each Option shall cease to be exercisable, as to any share, when the Participant purchases the share or when the Option expires.
(iii)    Subject to Section 15(b) of the Plan, Options shall not be transferable by the Participant except by will or the laws of descent and distribution and shall be exercisable during the Participant's lifetime only by the Participant.
(iv)    At the time of any exercise of an Option, the Committee may, in its sole discretion, require a Participant to deliver to the Committee a written representation that the shares of Common Stock to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such a request by the Committee, delivery of such representation prior to the delivery of any shares issued upon exercise of an Option shall be a condition precedent to the right of the Participant or such other person to purchase any shares. In the event certificates for shares are delivered under the Plan with respect to which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.
(e)    Method of Exercise and Form of Payment. No shares of Common Stock shall be delivered pursuant to any exercise of an Option until payment in full of the Exercise Price therefor is received by the Company and the Participant has paid to the Company an amount equal to any Federal, state, local and non-U.S. income and employment taxes required to be withheld. Options which have become exercisable may be exercised by delivery of written or electronic notice of exercise to the Company or its designee (including a third party administrator), or telephonic instructions to the extent provided by the Committee, in accordance with the terms of the Option accompanied by payment of the Exercise Price. The Exercise Price and all applicable required withholding taxes shall be payable (i) in cash, check, cash equivalent and/or shares of Common Stock valued at the Fair Market Value at the time the Option is exercised (including, pursuant to procedures approved by the Committee, by means of attestation of ownership of a sufficient number of shares of Common Stock in lieu of actual delivery of such shares to the Company); provided, that such shares of Common Stock are not subject to any pledge or other security interest; (ii) by such other method as the Committee may permit in its sole discretion, including without limitation: (A) in other property having a fair market value on the date of exercise equal to the Exercise Price and all applicable required withholding taxes or (B) if there is a public market for the shares of Common Stock at such time, by means of a broker-assisted “cashless exercise” pursuant to which the Company is delivered (including telephonically to the extent permitted by the Committee) a copy of irrevocable instructions to a stockbroker to sell the shares of Common Stock otherwise deliverable upon the exercise of the Option and to deliver promptly to the Company an amount equal to the Exercise Price and all applicable required withholding taxes or (C) by means of a “net exercise” procedure effected by withholding the minimum number of shares of Common Stock otherwise deliverable in respect of an Option that are needed to pay for the Exercise

Price and all applicable required withholding taxes. Any fractional shares of Common Stock shall be settled in cash.

(f)    Notification upon Disqualifying Disposition of an Incentive Stock Option. Each Participant awarded an Incentive Stock Option under the Plan shall notify the Company in writing immediately after the date he makes a disqualifying disposition of any Common Stock acquired pursuant to the exercise of such Incentive Stock Option. A disqualifying disposition is any disposition (including, without limitation, any sale) of such Common Stock before the later of (A) two years after the Date of Grant of the Incentive Stock Option or (B) one year after the date of exercise of the Incentive Stock Option. The Company may, if determined by the Committee and in accordance with procedures established by the Committee, retain possession, as agent for the applicable Participant, of any Common Stock acquired pursuant to the exercise of an Incentive Stock Option until the end of the period described in the preceding sentence, subject to complying with any instruction from such Participant as to the sale of such Common Stock.

(g)    Compliance With Laws, etc. Notwithstanding the foregoing, in no event shall a Participant be permitted to exercise an Option in a manner which the Committee determines would violate the Sarbanes-Oxley Act of 2002, or any other applicable law or the applicable rules and regulations of the Securities and Exchange Commission or the applicable rules and regulations of any securities exchange or inter-dealer quotation system on which the Common Stock of the Company is listed or quoted.

(h)    $100,000 Per Year Limitation for Incentive Stock Options. To the extent the aggregate Fair Market Value (determined as of the Date of Grant) of shares of Common Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.

8.Stock Appreciation Rights. (a) Generally. Each SAR granted under the Plan shall be evidenced by an Award agreement. Each SAR so granted shall be subject to the conditions set forth in this Section 8, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement. Any Option granted under the Plan may include tandem SARs. The Committee also may award SARs to Eligible Persons independent of any Option.

(b)    Strike Price. Except as otherwise provided by the Committee in the case of Substitute Awards, the strike price (“Strike Price”) per share of Common Stock for each SAR shall not be less than 100% of the Fair Market Value of such share (determined as of the Date of Grant). Notwithstanding the foregoing, a SAR granted in tandem with (or in substitution for) an Option previously granted shall have a Strike Price equal to the Exercise Price of the corresponding Option. Any modification to the Strike Price of an outstanding SAR shall be subject to the prohibition on repricing set forth in Section 14(b) of the Plan.

(c)    Vesting and Expiration.

(i)A SAR granted in connection with an Option shall become exercisable and shall expire according to the same vesting schedule and expiration provisions as the corresponding Option. A SAR granted independent of an Option shall vest and become exercisable and shall expire in such manner and on such date or dates determined by the Committee and shall expire after such period, not to exceed ten years, as may be determined by the Committee (the “SAR Period”); provided, however, that notwithstanding any vesting or exercisability dates set by the Committee, the Committee may, in its sole discretion, accelerate the vesting and/or exercisability of any SAR, which acceleration shall not affect the terms and conditions of such SAR other than with respect to vesting and/or exercisability. If the SAR Period would expire at a time when trading in the shares of Common Stock is prohibited by the Company's insider trading policy (or the Company-imposed “blackout period”) or otherwise prohibited by law, the SAR Period shall be automatically extended until the 30th day following the expiration of such prohibition but only to the extent such extension would not violate Section 409A.

(ii)Notwithstanding anything to the contrary in the Plan, except as otherwise provided in the applicable Award agreement or any applicable employment, consulting, change-in-control, severance or other agreement between a Participant and the Company or an Affiliate:

(A)
a SAR shall vest and become exercisable with respect to twenty-five percent (25%) of the shares of Common Stock subject to such SAR on the first anniversary of the Vesting Commencement Date and with respect to an additional six and one-quarter percent (6-1/4%) on the last day of each three-month period following thereafter;

(B)
the unvested portion of a SAR shall expire upon termination of employment or service of the Participant granted the SAR with the Company and its Affiliates, and the vested portion of such SAR shall remain exercisable for (A) one year following termination of employment or service with the Company and its Affiliates by reason of such Participant's death or disability (as determined by the Committee), but not later than the expiration of the SAR Period or (B) 90 days following termination of employment or service with the Company and its Affiliates for any reason other than such Participant's death or disability, and other than such Participant's termination of employment or service with the Company and its Affiliates for Cause, but not later than the expiration of the SAR Period; and

(C)	both the unvested and the vested portion of a SAR shall expire upon the termination of the Participant's employment or service with the Company and its Affiliates by the Company for Cause.

(d)    Other Terms and Conditions. Except as specifically provided otherwise in an Award agreement, each SAR granted under the Plan shall be subject to the following terms and conditions:

(i)    Each SAR or portion thereof that is exercisable shall be exercisable for the full amount or for any part thereof.

(ii)    Subject to Section 15(b) of the Plan, SARs shall not be transferable by the Participant except by will or the laws of descent and distribution and shall be exercisable during the Participant's lifetime only by the Participant.

(iii)At the time of any exercise of a SAR, the Committee may, in its sole discretion, require a Participant to deliver to the Committee a written representation that the shares of Common Stock to be acquired upon such exercise are to be acquired for investment and not for resale or with a view to the distribution thereof. Upon such a request by the Committee, delivery of such representation prior to the delivery of any shares issued upon exercise of a SAR shall be a condition precedent to the right of the Participant or such other person to purchase any shares. In the event certificates for shares are delivered under the Plan with respect to which such investment representation has been obtained, the Committee may cause a legend or legends to be placed on such certificates to make appropriate reference to such representation and to restrict transfer in the absence of compliance with applicable federal or state securities laws.

(e)    Method of Exercise. SARs which have become exercisable may be exercised by delivery of written (or electronic notice or telephonic instructions to the extent provided by the Committee) of exercise to the Company or its designee (including a third party administrator) in accordance with the terms of the Award, specifying the number of SARs to be exercised and the date on which such SARs were awarded. Notwithstanding the foregoing, if on the last day of the Option Period (or in the case of a SAR independent of an Option, the SAR Period), the Fair Market Value exceeds the Strike Price, the Participant has not exercised the SAR or the corresponding Option (if applicable), and neither the SAR nor the corresponding Option (if applicable) has expired, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

(f)    Payment. Upon the exercise of a SAR, the Company shall pay to the Participant an amount equal to the number of shares subject to the SAR that are being exercised multiplied by the excess, if any, of the Fair Market Value of one share of Common Stock on the exercise date over the Strike Price, less an amount equal to any Federal, state, local and non-U.S. income and employment taxes required to be withheld. The Company shall pay such amount in cash, in shares of Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Any fractional shares of Common Stock shall be settled in cash.

(g)    Substitution of SARs for Nonqualified Stock Options. The Committee shall have the authority in its sole discretion to substitute, without the consent of the affected Participant or any holder or beneficiary of SARs, SARs settled in shares of Common Stock (or settled in shares or cash in the sole discretion of the Committee) for outstanding Nonqualified Stock Options, provided that (i) the substitution shall not otherwise result in a modification of the terms of any such Nonqualified Stock Option, (ii) the number of shares of Common Stock underlying the substituted SARs shall be the same as the number of shares of Common Stock underlying such Nonqualified Stock Options and (iii) the Strike Price of the substituted SARs shall be equal to the Exercise Price of such Nonqualified Stock Options; provided, however, that if, in the opinion of the Company's independent public auditors, the foregoing provision creates adverse accounting consequences for the Company, such provision shall be considered null and void.

9.Restricted Stock and Restricted Stock Units. (a) Generally. Each grant of Restricted Stock and Restricted Stock Units shall be evidenced by an Award agreement. Each Restricted Stock and Restricted Stock Unit grant shall be subject to the conditions set forth in this Section 9, and to such other conditions not inconsistent with the Plan as determined by the Committee and may be reflected in the applicable Award agreement. The Committee shall establish restrictions applicable to such Restricted Stock and Restricted Stock Units, including the Restricted Period, and the time or times at which Restricted Stock or Restricted Stock Units shall be granted or become vested. The Committee may in its sole discretion accelerate the vesting and/or the lapse of any or all of the restrictions on the Restricted Stock and Restricted Stock Units which acceleration shall not affect any other terms and conditions of such Awards.

(b)    Stock Certificates; Escrow or Similar Arrangement. Upon the grant of Restricted Stock, the Committee shall cause share(s) of Common Stock to be registered in the name of the Participant and held in book-entry form subject to the Company's directions and, if the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending vesting and the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (i) an escrow agreement satisfactory to the Committee, if applicable, and (ii) the appropriate stock power (endorsed in blank) with respect to the Restricted Stock covered by such agreement. If a Participant shall fail to execute and deliver (in a manner permitted under Section 15(a) of the Plan or as otherwise determined by the Committee) an agreement evidencing an Award of Restricted Stock and, if applicable, an escrow agreement and blank stock power within the amount of time specified by the Committee, the Award shall be null and void. Subject to the restrictions set forth in this Section 9 and the applicable Award agreement, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including without limitation the right to vote such Restricted Stock (provided that any dividends payable on such shares of Restricted Stock shall be held by the Company and delivered (without interest) to the Participant within 15 days following the date on which the restrictions on such Restricted Stock lapse (and the right to any such accumulated dividends shall be forfeited upon the forfeiture of the Restricted Stock to which such dividends relate)). The Committee shall also be permitted to cause a stock certificate registered in the name of the Participant to be issued. To the extent shares of Restricted Stock are forfeited, any stock certificates issued to the Participant evidencing such shares shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect thereto shall terminate without further obligation on the part of the Company.

(c)    Vesting; Acceleration of Lapse of Restrictions. Unless otherwise provided by the Committee in an Award agreement or any applicable employment, consulting, change in control, severance or other agreement between a Participant and the Company or an Affiliate: (i) the Restricted Period shall lapse with respect to twenty-five percent (25%) of the Restricted Stock and Restricted Stock Units on the first anniversary of the Vesting Commencement Date and with respect to an additional six and one-quarter percent (6-1/4%) on the last day of each three-month period thereafter; and (ii) the unvested portion of Restricted Stock and Restricted Stock Units shall terminate and be forfeited upon termination of employment or service of the Participant granted the applicable Award. The Committee may in its sole discretion accelerate the lapse of any or all of the restrictions on the Restricted Stock and Restricted Stock Units which acceleration shall not affect any other terms and conditions of such Awards.

(d)     Restricted Stock Units: No shares shall be issued at the time an Award of Restricted Stock Units is made, and the Company will not be required to set aside a fund for the payment of any such Award. At the discretion of the Committee, each Restricted Stock Unit (representing one share of Common Stock) awarded to a Participant may be credited with cash and stock dividends paid in respect of one share of Common Stock (“Dividend Equivalents”). Subject to Section 15(c) of the Plan, at the discretion of the Committee, Dividend Equivalents may be either currently paid to the Participant or withheld by the Company for the Participant's account, and interest may be credited on the amount of cash Dividend Equivalents withheld at a rate and subject to such terms as determined by the Committee. Dividend Equivalents credited to a Participant's account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed to the Participant upon settlement of such Restricted Stock Unit and, if such Restricted Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

(e)    Restrictions; Forfeiture: (i) Restricted Stock awarded to a Participant shall be subject to forfeiture until the expiration of the Restricted Period and the attainment of any other vesting criteria established by the Committee, and to the following provisions in addition to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; and (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement. In the event of any forfeiture, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder shall terminate without further action or obligation on the part of the Company.

(ii)    Restricted Stock Units awarded to any Participant shall be subject to forfeiture until the expiration of the Restricted Period and the attainment of any other vesting criteria established by the Committee, and to such other terms and conditions as may be set forth in the applicable Award agreement. In the event of any forfeiture, all rights of the Participant to such Restricted Stock Units shall terminate without further action or obligation on the part of the Company.

(iii)    The Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Restricted Stock Award or Restricted Stock Unit Award, such action is appropriate.

(f)    Delivery of Restricted Stock and Settlement of Restricted Stock Units.

(i)Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock and the attainment of any other vesting criteria established by the Committee, the restrictions set forth in the applicable Award agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge a notice evidencing a book entry notation (or, if applicable, the stock certificate) evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (rounded down to the nearest full share). Dividends, if any, that may have been withheld by the Committee and attributable to any particular share of Restricted Stock shall be distributed to the Participant in cash or, at the sole discretion of the Committee, in shares of Common Stock having a Fair Market Value (on the date of distribution) equal to the amount of such dividends, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(ii)Unless otherwise provided by the Committee in an Award agreement, upon the expiration of the Restricted Period and the attainment of any other vesting criteria established by the Committee, with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one share of Common Stock (or other securities or other property, as applicable) for each such outstanding Restricted Stock Unit which has not then been forfeited and with respect to which the Restricted Period has expired and any other such vesting criteria are attained (“Released Unit”); provided, however, that the Committee may, in its sole discretion, elect to (i) pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock in respect of such Released Units or (ii) defer the delivery of Common Stock (or cash or part Common Stock and part cash, as the case may be) beyond the expiration of the Restricted Period if such extension would not cause adverse tax consequences under Section 409A of the Code. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to such Restricted Stock Units, less an amount equal to any Federal, state, local and non-U.S. income and employment taxes required to be withheld.

(g)    Legends on Restricted Stock. Each certificate representing Restricted Stock awarded under the Plan, if any, shall bear a legend substantially in the form of the following in addition to any other information the Company deems appropriate until the lapse of all restrictions with respect to such Common Stock:

TRANSFER OF THIS CERTIFICATE AND THE SHARES REPRESENTED HEREBY IS RESTRICTED PURSUANT TO THE TERMS OF THE DICE HOLDINGS, INC. 2012 OMNIBUS EQUITY AWARD PLAN AND A RESTRICTED STOCK AWARD AGREEMENT, DATED AS OF _____________, BETWEEN DICE HOLDINGS, INC. AND __________________. A COPY OF SUCH PLAN AND AWARD AGREEMENT IS ON FILE AT THE PRINCIPAL EXECUTIVE OFFICES OF DICE HOLDINGS, INC.
10.Other Stock-Based Awards. The Committee may issue unrestricted Common Stock, rights to receive grants of Awards at a future date, or other Awards denominated in Common Stock (including, without limitation, performance shares or performance units), or Awards that provide for cash payments based in whole or in part on the value or future value of shares of Common Stock under the Plan to Eligible Persons, alone or in tandem with other Awards, in such amounts as the Committee shall from time to time in its sole discretion determine. Each Other Stock-Based Award granted under the Plan shall be evidenced by an Award agreement. Each Other Stock-Based Award so granted shall be subject to such conditions not inconsistent with the Plan as may be reflected in the applicable Award agreement including, without limitation, the payment by the Participant of the Fair Market Value of such shares of Common Stock on the Date of Grant.

11.Performance Compensation Awards. (a) Generally. The Committee shall have the authority, at or before the time of grant of any Award described in Sections 7 through 10 of the Plan, to designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. In addition, the Committee shall have the authority to make an award of a cash bonus to any Participant and designate such Award as a Performance Compensation Award intended to qualify as “performance-based compensation” under Section 162(m) of the Code. Notwithstanding anything in the Plan to the contrary, any Award to a Participant who is a “covered employee” (within the meaning of Section 162(m) of the Code) for a fiscal year that satisfies the requirements of this Section 11 may be treated as a Performance Compensation Award in the absence of any such Committee designation, and if the Company determines that a Participant who has been granted an Award designated as a Performance Compensation Award is not (or is no longer) a “covered employee” (within the meaning of Section 162(m) of the Code), the terms and conditions of such Award may be modified without regard to any restrictions or limitations set forth in this Section 11 (but subject otherwise to the provisions of Section 14 of the Plan).

(b)    Discretion of Committee with Respect to Performance Compensation Awards. With regard to a particular Performance Period, the Committee shall have sole discretion to select the length of such Performance Period, the type(s) of Performance Compensation Awards to be issued, the Performance Criteria that will be used to establish the Performance Goal(s), the kind(s) and/or level(s) of the Performance Goals(s) that is (are) to apply and the Performance Formula. Within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), the Committee shall, with regard to the Performance Compensation Awards to be issued for such Performance Period, exercise its discretion with respect to each of the matters enumerated in the immediately preceding sentence and record the same in writing (which may be in the form of minutes of a meeting of the Committee).

(c)    Performance Criteria. The Performance Criteria that will be used to establish the Performance Goal(s) may be based on the attainment of specific levels of performance of the Company (and/or one or more Affiliates, divisions or operational and/or business units, product lines, brands, business segments, administrative departments, units, or any combination of the foregoing) and shall be limited to the following: (i) net earnings or net income (before or after taxes); (ii) basic or diluted earnings per share (before or after taxes); (iii) net revenue or net revenue growth; (iv) gross revenue or gross revenue growth, gross profit or gross profit growth; (v) net operating income or profit (before or after taxes); (vi) return measures (including, but not limited to, return on investment, assets, capital, gross revenue or gross revenue growth, invested capital, equity, or sales); (vii) cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on capital), which may but are not required to be measured on a per share basis; (viii) earnings before or after taxes, interest, depreciation and/or amortization (including EBIT and EBITDA); (ix) gross or net operating margins; (x) productivity ratios; (xi) share price (including, but not limited to, growth measures and total shareholder return); (xii) expense targets or cost reduction goals, general and administrative expense savings; (xiii) margins; (xiv) operating efficiency; (xv) objective measures of customer satisfaction; (xvi) working capital targets; (xvii) measures of economic value added or other 'value creation' metrics; (xviii) inventory control; (xix) enterprise value; (xx) sales; (xxi) stockholder return; (xxii); client retention; (xxiii) competitive market metrics; (xxiv) employee retention; (xxv) timely completion of new product rollouts; (xxvi) timely launch of new facilities; (xxvii) objective measures of personal targets, goals or completion of projects (including but not limited to succession and hiring projects, completion of specific acquisitions, reorganizations or other corporate transactions or capital-raising transactions, expansions of specific business operations and meeting divisional or project budgets); (xxviii) system-wide revenues; (xxix) royalty income; (xxx) cost of capital, debt leverage year-end cash position or book value; (xxxi) strategic objectives, development of new product lines and related revenue, sales and margin targets, or international operations; or (xxxii) any combination of the foregoing. Any one or more of the Performance Criteria may be stated as a percentage of another Performance Criteria, or a percentage of a prior period's Performance Criteria, or used on an absolute, relative or adjusted basis to measure the performance of the Company and/or one or more Affiliates as a whole or any divisions or operational and/or business units, product lines, brands, business segments, administrative departments of the Company and/or one or more Affiliates or any combination thereof, as the Committee may deem appropriate, or any of the above Performance Criteria may be compared to the performance of a group of comparator companies, or a published or special index that the Committee, in its sole discretion, deems appropriate, or as compared to various stock market indices. The Committee also has the authority to provide for accelerated vesting, delivery and exercisability of any Award based on the achievement of Performance Goals pursuant to the Performance Criteria specified in this paragraph. To the extent required under Section 162(m) of the Code, the Committee shall, within the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), define in an objective fashion the manner of calculating the Performance Criteria it selects to use for such Performance Period.

(d)    Modification of Performance Goal(s). In the event that applicable tax and/or securities laws change to permit Committee discretion to alter the governing Performance Criteria without obtaining shareholder approval of such alterations, the Committee shall have sole discretion to make such alterations without obtaining shareholder approval. Unless otherwise determined by the Committee at the time a Performance Compensation Award is granted, the Committee is authorized at any time during the first 90 days of a Performance Period (or, if longer or shorter, within the maximum period allowed under Section 162(m) of the Code), or at any time thereafter to the extent the exercise of such authority at such time would not cause the Performance Compensation Awards granted to any Participant for such Performance Period to fail to qualify as “performance-based compensation” under Section 162(m) of the Code, specify adjustments or modifications to be made to the calculation of a Performance Goal for such Performance Period, based on and in order to appropriately reflect the following events: (i) asset write-downs; (ii) litigation or claim judgments or settlements; (iii) the effect of changes in tax laws, accounting principles, or other laws or regulatory rules affecting reported results; (iv) any reorganization and restructuring programs; (v) nonrecurring items as described in Accounting Standards Codification Topic 225-20 (or any successor pronouncement thereto) and/or in management's discussion and analysis of financial condition and results of operations appearing in the Company's annual report to shareholders for the applicable year; (vi) acquisitions or divestitures; (vii) any other specific unusual or nonrecurring events, or objectively determinable category thereof; (viii) foreign exchange gains and losses; (ix) discontinued operations and nonrecurring charges; and (x) a change in the Company's fiscal year.

(e)    Payment of Performance Compensation Awards. (i) Condition to Receipt of Payment. Unless otherwise provided in the applicable Award agreement or any employment, consulting, change in control, severance or other agreement between a Participant and the Company or an Affiliate, a Participant must be employed by or rendering services to the Company or an Affiliate on the last day of a Performance Period to be eligible for payment in respect of a Performance Compensation Award for such Performance Period.

(ii)    Limitation. Unless otherwise provided in the applicable Award agreement, or any employment, consulting, change in control, severance or other agreement between a Participant and the Company or an Affiliate, a Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that: (A) the Performance Goals for such period are achieved, as determined by the Committee; and (B) all or some of the portion of such Participant's Performance Compensation Award has been earned for the Performance Period based on the application of the Performance Formula to such achieved Performance Goals as determined by the Committee.

(iii)    Certification. Following the completion of a Performance Period, the Committee shall review and certify in writing (which may be in the form of minutes of a meeting of the Committee) whether, and to what extent, the Performance Goals for the Performance Period have been achieved and, if so, calculate and certify in writing (which may be in the form of minutes of a meeting of the Committee) that amount of the Performance Compensation Awards earned for the period based upon the Performance Formula. The Committee shall then determine the amount of each Participant's Performance Compensation Award actually payable for the Performance Period and, in so doing, may apply Negative Discretion.

(iv)    Use of Negative Discretion. In determining the actual amount of an individual Participant's Performance Compensation Award for a Performance Period, the Committee may reduce or eliminate the amount of the Performance Compensation Award earned under the Performance Formula in the Performance Period through the use of Negative Discretion if, in its sole judgment, such reduction or elimination is appropriate. Unless otherwise provided in the applicable Award agreement, the Committee shall not have the discretion to (A)  provide payment or delivery in respect of Performance Compensation Awards for a Performance Period if the Performance Goals for such Performance Period have not been attained; or (B) increase a Performance Compensation Award above the applicable limitations set forth in Section 5 of the Plan.

(f)    Timing of Award Payments. Unless otherwise provided in the applicable Award agreement, Performance Compensation Awards granted for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by this Section 11. Any Performance Compensation Award that has been deferred shall not (between the date as of which the Award is deferred and the payment date) increase (i) with respect to a Performance Compensation Award that is payable in cash, by a measuring factor for each fiscal year greater than a reasonable rate of interest set by the Committee or (ii) with respect to a Performance Compensation Award that is payable in shares of Common Stock, by an amount greater than the appreciation of a share of Common Stock from the date such Award is deferred to the payment date. Unless otherwise provided in an Award agreement, any Performance Compensation Award that is deferred and is otherwise payable in shares of Common Stock shall be credited (during the period between the date as of which the Award is deferred and the payment date) with dividend equivalents (in a manner consistent with the methodology set forth in the last sentence of Section 9(d) of the Plan).

12.Changes in Capital Structure and Similar Events. In the event of (a) any dividend (other than regular cash dividends) or other distribution (whether in the form of cash, shares of Common Stock, other securities or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, split-off, spin-off, combination, repurchase or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to acquire shares of Common Stock or other securities of the Company, or other similar corporate transaction or event (including, without limitation, a Change in Control) that affects the shares of Common Stock, or (b) unusual or nonrecurring events (including, without limitation, a Change in Control) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or changes in applicable rules, rulings, regulations or other requirements of any governmental body or securities exchange or inter-dealer quotation system, accounting principles or law, such that in any case an adjustment is determined by the Committee in its sole discretion to be necessary or appropriate, then the Committee shall make any such adjustments in such manner as it may deem equitable, including without limitation any or all of the following:

(i)adjusting any or all of (A) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) which may be delivered in respect of Awards or with respect to which Awards may be granted under the Plan (including, without limitation, adjusting any or all of the limitations under Section 5 of the Plan) and (B) the terms of any outstanding Award, including, without limitation, (1) the number of shares of Common Stock or other securities of the Company (or number and kind of other securities or other property) subject to outstanding Awards or to which outstanding Awards relate, (2) the Exercise Price or Strike Price with respect to any Award or (3) any applicable performance measures (including, without limitation, Performance Criteria, Performance Formula and Performance Goals);

(ii)providing for a substitution or assumption of Awards (or awards of an acquiring company), accelerating the delivery, vesting and/or exercisability of, lapse of restrictions and/or other conditions on, or termination of, Awards or providing for a period of time (which shall not be required to be more than ten (10) days) for Participants to exercise outstanding Awards prior to the occurrence of such event (and any such Award not so exercised shall terminate upon the occurrence of such event); and

(iii)cancelling any one or more outstanding Awards (or awards of an acquiring company) and causing to be paid to the holders thereof, in cash, shares of Common Stock, other securities or other property, or any combination thereof, the value of such Awards, if any, as determined by the Committee (which if applicable may be based upon the price per share of Common Stock received or to be received by other shareholders of the Company in such event), including without limitation, in the case of an outstanding Option or SAR, a cash payment in an amount equal to the excess, if any, of the Fair Market Value (as of a date specified by the Committee) of the shares of Common Stock subject to such Option or SAR over the aggregate Exercise Price or Strike Price of such Option or SAR, respectively (it being understood that, in such event, any Option or SAR having a per share Exercise Price or Strike Price equal to, or in excess of, the Fair Market Value of a share of Common Stock subject thereto may be canceled and terminated without any payment or consideration therefor);

provided, however, that in the case of any “equity restructuring” (within the meaning of the Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto) (“ASC 718”), the Committee shall make an equitable or proportionate adjustment to outstanding Awards to reflect such equity restructuring. Except as otherwise determined by the Committee, any adjustment in Incentive Stock Options under this Section 12 (other than any cancellation of Incentive Stock Options) shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 12 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice (including by placement on the Company's website) of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.
13.Effect of Change in Control.

(a)Except to the extent otherwise provided in an Award agreement, or any applicable employment, consulting, change in control, severance or other agreement between a Participant and the Company or an Affiliate, in the event of a Change in Control, notwithstanding any provision of the Plan to the contrary, if a Participant's employment or service is terminated by the Company and its Affiliates other than for Cause (and other than due to death or Disability) within the 12-month period following a Change in Control, then:

(i)all then-outstanding Options and SARs shall become immediately exercisable as of such Participant's date of termination with respect to all of the shares subject to such Option or SAR;

(ii)the Restricted Period shall expire as of such Participant's date of termination with respect to all of then-outstanding shares of Restricted Stock or Restricted Stock Units (including without limitation a waiver of any applicable Performance Goals); and

(iii)Awards previously deferred shall be settled in full as soon as practicable following such Participant's date of termination.

(b)All incomplete Performance Periods in effect on the date the Change in Control occurs shall end on such date, and the Committee may (i) determine the extent to which Performance Goals with respect to each such Performance

Period have been met based upon such audited or unaudited financial information or other information then available as it deems relevant and (ii) cause the Participant to receive partial or full payment of Awards for each such Performance Period based upon the Committee's determination of the degree of attainment of Performance Goals, or assuming that the applicable “target” levels of performance have been attained or on such other basis determined by the Committee.

(c)In addition, in the event of a Change of Control, the Committee may in its discretion and upon at least five (5) days' advance notice to the affected persons, cancel any outstanding Award and pay to the holders thereof, in cash, securities or other property (including of the acquiring or successor company), or any combination thereof, the value of such Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. Notwithstanding the above, the Committee shall exercise such discretion over any Award subject to Section 409A of the Code at the time such Award is granted.

(d)The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(e)To the extent practicable, the provisions of this Section 13 shall occur in a manner and at a time which allows affected Participants the ability to participate in the Change in Control transaction with respect to the Common Stock subject to their Awards.

14.Amendments and Termination. (a) Amendment and Termination of the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided, that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement applicable to the Plan (including, without limitation, as necessary to comply with any rules or requirements of any securities exchange or inter-dealer quotation system on which the shares of Common Stock may be listed or quoted or for changes in GAAP to new accounting standards, to prevent the Company from being denied a tax deduction under Section 162(m) of the Code); provided, further, that any such amendment, alteration, suspension, discontinuance or termination that would materially and adversely affect the rights of any Participant or any holder or beneficiary of any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant, holder or beneficiary. Notwithstanding the foregoing, no amendment shall be made to the last proviso of Section 14(b) of the Plan without stockholder approval.

(b)    Amendment of Award Agreements. The Committee may, to the extent not inconsistent with the terms of any applicable Award agreement, waive any conditions or rights under, amend any terms of, or alter, suspend, discontinue, cancel or terminate, any Award theretofore granted or the associated Award agreement, prospectively or retroactively (including after a Participant's termination of employment or service with the Company); provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would materially and adversely affect the rights of any Participant with respect to any Award theretofore granted shall not to that extent be effective without the consent of the affected Participant; provided, further, that without shareholder approval, except as otherwise permitted under Section 12 of the Plan, (i) no amendment or modification may reduce the Exercise Price of any Option or the Strike Price of any SAR, (ii) the Committee may not cancel any outstanding Option or SAR and replace it with a new Option or SAR (with a lower Exercise Price or Strike Price, as the case may be) or other Award or cash in a manner which would either (A) be reportable on the Company's proxy statement as Options which have been “repriced” (as such term is used in Item 402 of Regulation S-K promulgated under the Exchange Act), or (B) result in any “repricing” for financial statement reporting purposes (or otherwise cause the Award to fail to qualify for equity accounting treatment) and (iii) the Committee may not take any other action which is considered a “repricing” for purposes of the shareholder approval rules of the applicable securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted.

15.General. (a) Award Agreements. Each Award under the Plan shall be evidenced by an Award agreement, which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto. For purposes of the Plan, an Award agreement may be in any such form (written or electronic) as determined by the Committee (including, without limitation, a Board or Committee resolution, an employment agreement, a notice, a certificate or a letter) evidencing the Award. The Committee need not require an Award agreement to be signed by the Participant or a duly authorized representative of the Company.

(b)    Nontransferability. (i) Each Award shall be exercisable only by a Participant during the Participant's lifetime, or, if permissible under applicable law, by the Participant's legal guardian or representative. No Award may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Participant other than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or an Affiliate; provided that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

(ii)    Notwithstanding the foregoing, the Committee may, in its sole discretion, permit Awards (other than Incentive Stock Options) to be transferred by a Participant, without consideration, subject to such rules as the Committee may adopt consistent with any applicable Award agreement to preserve the purposes of the Plan, to: (A) any person who is a “family member” of the Participant, as such term is used in the instructions to Form S-8 under the Securities Act or any successor form of registration statements promulgated by the Securities and Exchange Commission (collectively, the “Immediate Family Members”); (B) a trust solely for the benefit of the Participant and his or her Immediate Family Members; (C) a partnership or limited liability company whose only partners or shareholders are the Participant and his or her Immediate Family Members; or (D) any other transferee as may be approved either (I) by the Board or the Committee in its sole discretion, or (II) as provided in the applicable Award agreement; (each transferee described in clauses (A), (B), (C) and (D) above is hereinafter referred to as a “Permitted Transferee”); provided that the Participant gives the Committee advance written notice describing the terms and conditions of the proposed transfer and the Committee notifies the Participant in writing that such a transfer would comply with the requirements of the Plan.

(iii)    The terms of any Award transferred in accordance with the immediately preceding sentence shall apply to the Permitted Transferee and any reference in the Plan, or in any applicable Award agreement, to a Participant shall be deemed to refer to the Permitted Transferee, except that (A) Permitted Transferees shall not be entitled to transfer any Award, other than by will or the laws of descent and distribution; (B) Permitted Transferees shall not be entitled to exercise any transferred Option unless there shall be in effect a registration statement on an appropriate form covering the shares of Common Stock to be acquired pursuant to the exercise of such Option if the Committee determines, consistent with any applicable Award agreement, that such a registration statement is necessary or appropriate; (C) the Committee or the Company shall not be required to provide any notice to a Permitted Transferee, whether or not such notice is or would otherwise have been required to be given to the Participant under the Plan or otherwise; and (D) the consequences of the termination of the Participant's employment by, or services to, the Company or an Affiliate under the terms of the Plan and the applicable Award agreement shall continue to be applied with respect to the Permitted Transferee, including, without limitation, that an Option shall be exercisable by the Permitted Transferee only to the extent, and for the periods, specified in the Plan and the applicable Award agreement.

(c)    Dividends and Dividend Equivalents. The Committee in its sole discretion may provide a Participant as part of an Award with dividends or dividend equivalents, payable in cash, shares of Common Stock, other securities, other Awards or other property, on a current or deferred basis, on such terms and conditions as may be determined by the Committee in its sole discretion, including without limitation, payment directly to the Participant, withholding of such amounts by the Company subject to vesting of the Award or reinvestment in additional shares of Common Stock, Restricted Stock or other Awards; provided, that no dividends or dividend equivalents shall be payable in respect of outstanding (i) Options or SARs or (ii) unearned Performance Compensation Awards or other unearned Awards subject to performance conditions (other than or in addition to the passage of time) (although dividends and dividend equivalents may be accumulated in respect of unearned Awards and paid as soon as administratively practicable, but no more than 30 days after such Awards are earned and become distributable).

(d)    Tax Withholding. (i) A Participant shall be required to pay to the Company or any Affiliate, and the Company or any Affiliate shall have the right (but not the obligation) and is hereby authorized to withhold, from any cash, shares of Common Stock, other securities or other property deliverable under any Award or from any compensation or other amounts owing to a Participant, the amount (in cash, Common Stock, other securities or other property) of any required withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the Committee or the Company to satisfy all obligations for the payment of such withholding and taxes.

(ii)    Without limiting the generality of clause (i) above, the Committee may, in its sole discretion, permit a Participant to satisfy, in whole or in part, the foregoing withholding liability (but no more than the minimum required statutory liability withholding liability, if required to avoid adverse accounting treatment of the Award as a liability award under ACS 718) by (A) payment in cash; (B) the delivery of shares of Common Stock (which are not subject to any pledge or other security interest) owned by the Participant having a Fair Market Value equal to such withholding liability or (C) having the Company withhold from the number of shares of Common Stock otherwise issuable or deliverable pursuant to the exercise or settlement of the Award a number of shares with a Fair Market Value equal to such withholding liability.

(e)    No Claim to Awards; No Rights to Continued Employment; Waiver. No employee of the Company or an Affiliate, or other person, shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for a grant of any other Award. There is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee's determinations and interpretations with respect thereto need not be the same with respect to each Participant and may be made selectively among Participants, whether or not such Participants are similarly situated. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant any right to be retained in the employ or service of the Company or an Affiliate, nor shall it be construed as giving any Participant any rights to continued service on the Board. The Company or any of its Affiliates may at any time dismiss a Participant from employment or discontinue any consulting relationship, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or any Award agreement. By accepting an Award under the Plan, a Participant shall thereby be deemed to have waived any claim to continued exercise or vesting of an Award or to damages or severance entitlement related to non-continuation of the Award beyond the period provided under the Plan or any Award agreement, notwithstanding any provision to the contrary in any written employment contract or other agreement between the Company and its Affiliates and the Participant, whether any such agreement is executed before, on or after the Date of Grant.

(f)    International Participants. Without limiting the generality of Section 4(d) of the Plan, with respect to Participants who reside or work outside of the United States of America and who are not (and who are not expect to be) “covered employees” within the meaning of Section 162(m) of the Code, the Committee may in its sole discretion amend the terms of the Plan or subplans or appendices thereto, or outstanding Awards, with respect to such Participants in order to conform such terms with the requirements of local law or to obtain more favorable tax or other treatment for a Participant, the Company or its Affiliates.

(g)    Designation and Change of Beneficiary. Each Participant may file with the Committee a written designation of one or more persons as the beneficiary(ies) who shall be entitled to receive the amounts payable with respect to an Award, if any, due under the Plan upon his or her death. A Participant may, from time to time, revoke or change his or her beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Committee. The last such designation received by the Committee shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Committee prior to the Participant's death, and in no event shall it be effective as of a date prior to such receipt. If no beneficiary designation is filed by a Participant, the beneficiary shall be deemed to be his or her spouse (or domestic partner if such status is recognized by the Company according to the procedures established by the Company and in such jurisdiction), or if the Participant is otherwise unmarried at the time of death, his or her estate. After receipt of Options in accordance with this paragraph, beneficiaries will only be able to exercise such options in accordance with Section 7(e) of this Plan.

(h)    Termination of Employment or Service. Except as otherwise provided in an Award agreement or any employment, consulting, change in control, severance or other agreement between a Participant and the Company or an Affiliate, unless determined otherwise by the Committee: (i) neither a temporary absence from employment or service due to illness, vacation or leave of absence (including, without limitation, a call to active duty for military service through a Reserve or National Guard unit) nor a transfer from employment or service with the Company to employment or service with an Affiliate (or vice-versa) shall be considered a termination of employment or service with the Company or an Affiliate; and (ii) if a Participant's employment with the Company and its Affiliates terminates, but such Participant continues to provide services to the Company or its Affiliates in a non-employee capacity (including as a Non-Employee Director) (or vice-versa), such change in status shall not be considered a termination of employment or service with the Company or an Affiliate for purposes of the Plan.

(i)    No Rights as a Shareholder. Except as otherwise specifically provided in the Plan or any Award agreement, no person shall be entitled to the privileges of ownership in respect of shares of Common Stock which are subject to Awards hereunder until such shares have been issued or delivered to that person.

(j)    Government and Other Regulations. (i) The obligation of the Company to settle Awards in Common Stock or other consideration shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Common Stock pursuant to an Award unless such shares have been properly registered for sale pursuant to the Securities Act with the Securities and Exchange Commission or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale under the Securities Act any of the shares of Common Stock to be offered or sold under the Plan. The

Committee shall have the authority to provide that all shares of Common Stock or other securities of the Company or any Affiliate delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan, the applicable Award agreement, the Federal securities laws, or the rules, regulations and other requirements of the Securities and Exchange Commission, any securities exchange or inter-dealer quotation system upon which such shares or other securities of the Company are then listed or quoted and any other applicable Federal, state, local or non-U.S. laws, rules, regulations and other requirements, and, without limiting the generality of Section 9 of the Plan, the Committee may cause a legend or legends to be put on any such certificates of Common Stock or other securities of the Company or any Affiliate delivered under the Plan to make appropriate reference to such restrictions or may cause such Common Stock or other securities of the Company or any Affiliate delivered under the Plan in book-entry form to be held subject to the Company's instructions or subject to appropriate stop-transfer orders. Notwithstanding any provision in the Plan to the contrary, the Committee reserves the right to add any additional terms or provisions to any Award granted under the Plan that it in its sole discretion deems necessary or advisable in order that such Award complies with the legal requirements of any governmental entity to whose jurisdiction the Award is subject.

(ii)    The Committee may cancel an Award or any portion thereof if it determines, in its sole discretion that legal or contractual restrictions and/or blockage and/or other market considerations would make the Company's acquisition of shares of Common Stock from the public markets, the Company's issuance of Common Stock to the Participant, the Participant's acquisition of Common Stock from the Company and/or the Participant's sale of Common Stock to the public markets, illegal, impracticable or inadvisable. If the Committee determines to cancel all or any portion of an Award in accordance with the foregoing, the Company shall pay to the Participant an amount equal to the excess of (A) the aggregate Fair Market Value of the shares of Common Stock subject to such Award or portion thereof canceled (determined as of the applicable exercise date, or the date that the shares would have been vested or delivered, as applicable), over (B) the aggregate Exercise Price or Strike Price (in the case of an Option or SAR, respectively) or any amount payable as a condition of delivery of shares of Common Stock (in the case of any other Award). Such amount shall be delivered to the Participant as soon as practicable following the cancellation of such Award or portion thereof.

(k)    No Section 83(b) Elections Without Consent of Company. No election under Section 83(b) of the Code or under a similar provision of law may be made unless expressly permitted by the terms of the applicable Award agreement or by action of the Committee in writing prior to the making of such election. If a Participant, in connection with the acquisition of shares of Common Stock under the Plan or otherwise, is expressly permitted to make such election and the Participant makes the election, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to Section 83(b) of the Code or other applicable provision.

(l)    Payments to Persons Other Than Participants. If the Committee shall find that any person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative or a beneficiary designation form has been filed with the Company) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such person, or any other person deemed by the Committee to be a proper recipient on behalf of such person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.

(m)    Nonexclusivity of the Plan. Neither the adoption of this Plan by the Board nor the submission of this Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options otherwise than under this Plan, and such arrangements may be either applicable generally or only in specific cases.

(n)    No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate, on the one hand, and a Participant or other person or entity, on the other hand. No provision of the Plan or any Award shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company maintain separate bank accounts, books, records or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees under general law.

(o)    Reliance on Reports. Each member of the Committee and each member of the Board (and their respective designees) shall be fully justified in acting or failing to act, as the case may be, and shall not be liable for having so acted or failed to act in good faith, in reliance upon any report made by the independent public accountant of the Company and its Affiliates and/or any other information furnished in connection with the Plan by any agent of the Company or the Committee or the Board, other than himself or herself.

(p)    Relationship to Other Benefits. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, profit sharing, group insurance or other benefit plan of the Company except as otherwise specifically provided in such other plan.

(q)    Purchase for Investment. Whether or not the Options and shares covered by the Plan have been registered under the Securities Act, each person exercising an Option under the Plan or acquiring shares under the Plan may be required by the Company to give a representation in writing that such person is acquiring such shares for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Company will endorse any necessary legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Participant upon the exercise of any Option granted under the Plan.

(r)    Governing Law. The Plan shall be governed by and construed in accordance with the internal laws of the State of New York applicable to contracts made and performed wholly within the State of New York, without giving effect to the conflict of laws provisions thereof.

(s)    Severability. If any provision of the Plan or any Award or Award agreement is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any person or entity or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be construed or deemed stricken as to such jurisdiction, person or entity or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(t)    Obligations Binding on Successors. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company.

(u)    409A of the Code. (i) Notwithstanding any provision of the Plan to the contrary, it is intended that the provisions of this Plan comply with Section 409A of the Code, and all provisions of this Plan shall be construed and interpreted in a manner consistent with the requirements for avoiding taxes or penalties under Section 409A of the Code. Each Participant is solely responsible and liable for the satisfaction of all taxes and penalties that may be imposed on or in respect of such Participant in connection with this Plan or any other plan maintained by the Company (including any taxes and penalties under Section 409A of the Code), and neither the Company nor any Affiliate shall have any obligation to indemnify or otherwise hold such Participant (or any beneficiary) harmless from any or all of such taxes or penalties. With respect to any Award that is considered “deferred compensation” subject to Section 409A of the Code, references in the Plan to “termination of employment” (and substantially similar phrases) shall mean “separation from service” within the meaning of Section 409A of the Code. For purposes of Section 409A of the Code, each of the payments that may be made in respect of any Award granted under the Plan is designated as separate payments.

(ii)    Notwithstanding anything in the Plan to the contrary, if a Participant is a “specified employee” within the meaning of Section 409A(a)(2)(B)(i) of the Code, no payments or deliveries in respect of any Awards that are “deferred compensation” subject to Section 409A of the Code shall be made to such Participant prior to the date that is six months after the date of such Participant's “separation from service” (as defined in Section 409A of the Code) or, if earlier, the Participant's date of death. Following any applicable six month delay, all such delayed payments or deliveries will be paid or delivered (without interest) in a single lump sum on the earliest date permitted under Section 409A of the Code that is also a business day.

(iii)    Unless otherwise provided by the Committee, in the event that the timing of payments in respect of any Award (that would otherwise be considered “deferred compensation” subject to Section 409A of the Code) would be accelerated upon the occurrence of (A) a Change in Control, no such acceleration shall be permitted unless the event giving rise to the Change in Control satisfies the definition of a change in the ownership or effective control of a corporation, or a change in the ownership of a substantial portion of the assets of a corporation pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder or (B) a Disability, no such acceleration shall be permitted unless the Disability also satisfies the definition of “Disability” pursuant to Section 409A of the Code and any Treasury Regulations promulgated thereunder.

(v)    Clawback/Forfeiture. Notwithstanding anything to the contrary contained herein, an Award agreement may provide that the Committee may in its sole discretion cancel such Award if the Participant, without the consent of the Company, while employed by or providing services to the Company or any Affiliate or after termination of such employment or service, violates a non-competition, non-solicitation, non-disparagement or non-disclosure covenant or agreement, or otherwise has engaged in or engages in activity that is in conflict with or adverse to the interest of the Company or any Affiliate, including fraud or conduct contributing to any financial restatements or irregularities, as determined by the Committee in its sole discretion. The Committee may also provide in an Award agreement that if the Participant otherwise has engaged in or engages in any activity referred to in the preceding sentence, the Participant shall forfeit any compensation, gain or other value realized thereafter on the vesting, exercise or settlement of such Award, the sale or other transfer of such Award, or the sale of shares of Common Stock acquired in respect of such Award, and must promptly repay such amounts to the Company. The Committee may also provide in an Award agreement that if the Participant receives any amount in excess of what the Participant should have received under the terms of the Award for any reason (including without limitation by reason of a financial restatement, mistake in calculations or other administrative error), all as determined by the Committee in its sole discretion, then the Participant shall be required to promptly repay any such excess amount to the Company. To the extent required by applicable law (including without limitation Section 304 of the Sarbanes-Oxley Act and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act) and/or the rules and regulations of NYSE or other securities exchange or inter-dealer quotation system on which the Common Stock is listed or quoted, or if so required pursuant to a written policy adopted by the Company, Awards shall be subject (including on a retroactive basis) to clawback, forfeiture or similar requirements (and such requirements shall be deemed incorporated by reference into all outstanding Award agreements).

(w)    Code Section 162(m) Re-approval. If so determined by the Committee, the provisions of the Plan regarding Performance Compensation Awards shall be submitted for re-approval by the shareholders of the Company no later than the first shareholder meeting that occurs in the fifth year following the year that shareholders previously approved such provisions following the date of initial shareholder approval, for purposes of exempting certain Awards granted after such time from the deduction limitations of Section 162(m) of the Code. Nothing in this subsection, however, shall affect the validity of Awards granted after such time if such shareholder approval has not been obtained.

(x)    Expenses; Gender; Titles and Headings. The expenses of administering the Plan shall be borne by the Company and its Affiliates. Masculine pronouns and other words of masculine gender shall refer to both men and women. The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings shall control.

* * *

Dice Holdings, Inc.

IMPORTANT ANNUAL MEETING INFORMATION

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Electronic Voting Instructions

You can vote by Internet or telephone!
Available 24 hours a day, 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.

Proxies submitted by the Internet or telephone must be received by 11:59 p.m., Eastern Time, on April 19, 2012.

Vote by Internet

- Log on to the Internet and go to **www.investorvote.com/dhx**
- Follow the steps outlined on the secured website.

Vote by telephone

- Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada any time on a touch tone telephone. There is **NO CHARGE** to you for the call.
- Follow the instructions provided by the recorded message.

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A The Board of Directors recommends a vote FOR all the nominees for director listed under Proposal 1, FOR Proposal 2, FOR Proposal 3, and FOR Proposal 4.

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1. Election of Directors:	For	Withhold
01 - H. Raymond Bingham	☐	☐

	For	Against	Abstain
2. To ratify the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2012.	☐	☐	☐
3. To approve, on an advisory basis, the Company's named executive officer compensation.	☐	☐	☐
4. To approve the 2012 Equity Plan.	☐	☐	☐

B Non-Voting Items

Change of Address — Please print new address below.

C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

NOTE: Please sign as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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▼ IF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Dice Holdings, Inc.

Proxy — DICE HOLDINGS, INC.

Annual Meeting of Stockholders – To Be Held April 20, 2012

THE BOARD OF DIRECTORS SOLICITS THIS PROXY

The undersigned hereby appoint(s) MICHAEL P. DURNEY, CONSTANCE MELROSE and BRIAN P. CAMPBELL, and each of them, attorney, agent and proxy of the undersigned, with full power of substitution, to vote all shares of common stock of Dice Holdings, Inc. that the undersigned would be entitled to cast if personally present at the 2012 Annual Meeting of Stockholders of the Company, and at any postponement or adjournment thereof.

THIS PROXY WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED ON THE REVERSE SIDE. IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED AS TO ALL SHARES OF THE UNDERSIGNED **FOR** THE ELECTION OF ALL NOMINEES FOR DIRECTOR LISTED ON THE REVERSE SIDE, **FOR** PROPOSAL 2, **FOR** PROPOSAL 3, AND **FOR** PROPOSAL 4; AND ACCORDING TO THE DISCRETION OF THE PROXY HOLDERS ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Sign Up Today For Electronic Delivery

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If you vote your proxy by Internet or by telephone, please do NOT mail back the proxy card. You can access, view and download this year's Annual Report and Proxy Statement on the Investor Relations section of the Dice Holdings, Inc. website at www.investor.diceholdingsinc.com.

(Continued and to be marked, dated and signed, on the other side)